              AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                               ON OCTOBER 1, 1999

                                         SECURITIES ACT REGISTRATION NO. 2-73900
                                INVESTMENT COMPANY ACT REGISTRATION NO. 811-3252
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/
                           PRE-EFFECTIVE AMENDMENT NO.                       / /

                        POST-EFFECTIVE AMENDMENT NO. 20                      /X/

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      /X/

                                AMENDMENT NO. 21                             /X/

                        (Check appropriate box or boxes)
                            ------------------------
                             COMMAND TAX-FREE FUND
               (Exact name of registrant as specified in charter)

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
              (Address of Principal Executive Offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-3028
                            ROBERT C. ROSSELOT, ESQ.
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
               (Name and Address of Agent for Service of Process)

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                   As soon as practicable after the effective
                      date of the Registration Statement.

             It is proposed that this filing will become effective
                            (check appropriate box):


              /X/ immediately upon filing pursuant to paragraph (b) / / on (date) pursuant to paragraph (b)
              / / 60 days after filing pursuant to paragraph (a)(1) / / on (date) pursuant to paragraph (a)(1)
              / / 75 days after filing pursuant to paragraph (a)(2) / / on (date) pursuant to paragraph (a)(2) of
                  Rule 485.
                      If appropriate, check the following box:
              / / This post-effective amendment designates a new
                  effective date for a previously filed
                  post-effective amendment.



Title of Securities Being Registered...Shares of beneficial interest, $.01 par value per share.

----------------------------------------------------------------------
----------------------------------------------------------------------

COMMAND MONEY FUND
COMMAND TAX-FREE FUND
COMMAND GOVERNMENT FUND


                                     [LOGO]

---------------------------------------------------------------

PROSPECTUS: OCTOBER 1, 1999



As with all mutual funds, the
Securities and Exchange
Commission has not approved or
disapproved the Funds' shares
nor has the SEC determined that
this prospectus is complete or
accurate. It is a criminal offense
to state otherwise.                               [LOGO]

TABLE OF CONTENTS
-------------------------------------


1    RISK/RETURN SUMMARY
     COMMAND Money Fund:
1    Investment Objective and Principal Strategies
2    Principal Risks
2    Evaluating Performance
4    Fees and Expenses
6    COMMAND Tax-Free Fund:
6    Investment Objective and Principal Strategies
6    Principal Risks
7    Evaluating Performance
8    Fees and Expenses
10   COMMAND Government Fund:
10   Investment Objective and Principal Strategies
10   Principal Risks
11   Evaluating Performance
12   Fees and Expenses
14   HOW THE FUNDS INVEST
14   COMMAND Money Fund: Investment Objective and Policies
16   COMMAND Tax-Free Fund: Investment Objective and Policies
18   COMMAND Government Fund: Investment Objective and Policies
20   Other Investments and Strategies
21   Rating of Fund Shares
21   Investment Risks
23   HOW THE FUNDS ARE MANAGED
23   Board of Trustees
23   Manager
23   Investment Adviser
23   Distributor
24   Year 2000 Readiness Disclosure
25   FUND DISTRIBUTIONS AND TAX ISSUES
25   Distributions
25   Tax Issues
27   HOW TO BUY AND SELL SHARES OF THE FUNDS
27   How to Buy Shares
29   How to Sell Shares
32   FINANCIAL HIGHLIGHTS
32   COMMAND Money Fund
33   COMMAND Tax-Free Fund
33   COMMAND Government Fund
36   THE PRUDENTIAL MUTUAL FUND FAMILY
     FOR MORE INFORMATION (Back Cover)


-------------------------------------------------------------------
COMMAND FUNDS                                 [ICON] (800) 225-1852

RISK/RETURN SUMMARY

-------------------------------------


This prospectus provides information about the COMMAND FUNDS, which consists of three separate mutual funds--COMMAND MONEY FUND, COMMAND TAX-FREE FUND and COMMAND GOVERNMENT FUND (each, a Fund and together, the Funds). While the Funds have some common attributes, each one has its own investment objective and policies, performance information, and risks. Therefore, some sections of this prospectus deal with each Fund separately, while other sections address two or more Funds at the same time.


    In sections that concern one particular Fund as identified in the section heading, "the Fund" refers to that particular Fund.

    Shares of each Fund are available for purchase only by participants in the COMMAND-SM- Account and COMMAND Plus-SM- Account Programs (collectively, the COMMAND program) which are available through Prudential Securities Incorporated, and participants in the Prudential BusinessEdge-SM- Account Program (the BusinessEdge program), which is available through either Prudential Securities Incorporated or Pruco Securities Corporation.
    This section highlights key information about each Fund. Additional information follows this summary.

COMMAND MONEY FUND
INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is HIGH CURRENT INCOME, PRESERVATION OF CAPITAL AND MAINTENANCE OF LIQUIDITY. This means we look for investments that we think will provide a high level of current income. To achieve our objective, we invest in short-term money market instruments such as obligations issued by the U.S. Government, commercial paper, asset-backed securities, funding agreements, variable rate demand notes, bills, notes and other obligations issued by banks, corporations and other companies, and obligations issued by foreign banks, companies or foreign governments. The Fund will invest only in instruments with remaining maturities of thirteen months or less and which are denominated in U.S. dollars. The Fund may invest in longer-term securities that are accompanied by demand features, which will shorten the effective maturity of the securities to thirteen months or less. While we make every effort to achieve our objective and maintain a net asset value of $1 per share, we can't guarantee success.


--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

------------------------------------------------

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Since the Fund invests in debt obligations, there is the risk that the value of a particular obligation could go down. Debt obligations are generally subject to CREDIT RISK--the risk that the issuer of a particular security may be unable to make principal and interest payments when they are due, and MARKET RISK--the risk that the securities could lose value because interest rates change or investors lose confidence in the ability of issuers in general to pay back their debt. With respect to the Fund's investments in asset-backed securities, there is a risk of prepayment, which means that if the underlying obligations are paid before they are due, the security may discontinue paying an attractive rate of income.

    The Fund's investment in foreign securities involves additional risks. For example, foreign banks and companies generally are not subject to regulatory requirements comparable to those applicable to U.S. banks and companies. In addition, political developments and changes in currency rates may adversely affect the value of foreign securities. In all cases, however, we invest only in U.S. dollar denominated-securities.

    There is also a risk that we will sell a security for a price that is higher or lower than the value attributed to the security through the amortized cost valuation procedures we follow. Such an event could affect our ability to maintain a net asset value of $1 per share.


    An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1 per share, it is possible to lose money by investing in the Fund.


EVALUATING PERFORMANCE

A number of factors--including risk--affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation for the last 10 years. The tables compare the Fund's average annual returns and yield for the periods indicated with those of a group of similar funds. The bar chart and tables demonstrate the risk of investing in the Fund and how returns can change. Past performance does not mean that the Fund will achieve similar results in the future. For current yield information, you can call us at (800) 225-1852.


-------------------------------------------------------------------
2  COMMAND FUNDS                                           [ICON] (800) 225-1852

RISK/RETURN SUMMARY


------------------------------------------------

ANNUAL RETURNS(1) (AS OF 12/31/98)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1989                                                9.10%
1990                                                7.93%
1991                                                5.90%
1992                                                3.59%
1993                                                2.81%
1994                                                3.92%
1995                                                5.63%
1996                                                5.04%
1997                                                5.20%
1998                                                5.20%
BEST QUARTER: 2.35% (2nd quarter of 1989)
WORST QUARTER: .68% (2nd quarter of 1993)


AVERAGE ANNUAL RETURNS(1) (AS OF 12/31/98)



----------------------------------------------------------------------------------
                                1 YEAR  5 YEARS  10 YEARS      SINCE INCEPTION
----------------------------------------------------------------------------------
  Fund Shares                    5.20%   5.00%     5.42%      6.62% (since 2/26/82)
  Lipper Average(2)              4.84%   4.77%     5.20%                       N/A



7-DAY YIELD(1) (AS OF 12/31/98)



----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
  Fund Shares                    4.80%
  IBC Average(3)                 4.53%



1 THE FUND'S RETURNS ARE AFTER DEDUCTION OF EXPENSES. THE TOTAL RETURN OF THE FUND'S SHARES FROM 1-1-99 TO 6-30-99 WAS 2.26%.
2 THE LIPPER FUNDS AVERAGE IS BASED UPON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE U.S. TAXABLE MONEY MARKET FUNDS CATEGORY.
3 THE IBC AVERAGE IS BASED UPON THE AVERAGE YIELD OF ALL MUTUAL FUNDS IN THE INTERNATIONAL BUSINESS COMMUNICATIONS FINANCIAL DATA ALL TAXABLE MONEY MARKET FUND CATEGORY.

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

------------------------------------------------

FEES AND EXPENSES
These tables show the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

-----------------------------------------------------------
-----------------------------------------------------------
  Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price)               None
  Maximum deferred sales charge (load)
   (as a percentage of the lower of original
   purchase price or sale proceeds)                  None
  Maximum sales charge (load) imposed on
   reinvested dividends and other distributions      None
  Redemption fees                                    None
  Exchange fee                                       None
 COMMAND Account Program
  Annual Fee                                        $ 100*
 COMMAND Plus Account Program
  Annual Fee                                        $ 150*
 Prudential BusinessEdge Account
  Program Annual Fee                                $ 250**

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)


---------------------------------------------------------
---------------------------------------------------------
  Management fees                                   .360%
  + Distribution and service (12b-1) fees           .125%
  + Other expenses                                  .055%
  = Total annual Fund operating expenses            .540%



* PRUDENTIAL SECURITIES CHARGES AN ANNUAL PROGRAM FEE OF $100 TO MOST PARTICIPANTS IN THE COMMAND ACCOUNT PROGRAM WHETHER OR NOT THEY OWN SHARES OF THE FUND. THE PROGRAM FEE IS $125 FOR COMMAND CORPORATE ACCOUNTS, $60 FOR COMMAND ESSENTIALS ACCOUNTS, $60 FOR COMMAND IRA ACCOUNTS AND $150 FOR COMMAND FAMILY AND COMMAND PLUS ACCOUNTS. PRUDENTIAL SECURITIES MAY, IN ITS SOLE DISCRETION, WAIVE OR REDUCE COMMAND PROGRAM ANNUAL FEES AND/OR THE FEE ASSOCIATED WITH A PARTICULAR PRODUCT OR SERVICE, AS WELL AS MINIMUM INVESTMENT REQUIREMENTS TO BE ELIGIBLE FOR PARTICIPATION IN A COMMAND PROGRAM, GENERALLY OR FOR SPECIFIC ACCOUNTS.
** THE ANNUAL FEE DOES NOT INCLUDE CHARGES FOR CHECKS AND DEPOSITS IN EXCESS OF BUSINESSEDGE PROGRAM LIMITS, ADDITIONAL CASH TRANSFER SERVICES, ADDITIONAL BILLPAY SERVICES AND CHARGES RELATING TO MARGIN ACCOUNTS, COMMERCIAL LINES OF CREDIT AND TERM LOANS THAT MAY BE AVAILABLE IN THE BUSINESSEDGE PROGRAM. A BROKER/DEALER MAY, IN ITS SOLE DISCRETION, WAIVE OR REDUCE THE ANNUAL FEES OF THE BUSINESSEDGE PROGRAM AND/OR THE FEE ASSOCIATED WITH A PARTICULAR PRODUCT OR SERVICE, AS WELL AS MINIMUM INVESTMENT REQUIREMENTS FOR PARTICIPATION IN THE BUSINESSEDGE PROGRAM, GENERALLY OR FOR SPECIFIC ACCOUNTS.



EXAMPLE
This example will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

-------------------------------------------------------------------
4  COMMAND FUNDS                                           [ICON] (800) 225-1852

RISK/RETURN SUMMARY


------------------------------------------------

    The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



-----------------------------------------------------------------
                                1 YR    3 YRS    5 YRS    10 YRS
-----------------------------------------------------------------
  Fund shares                     $55     $173     $302      $677


COMMAND TAX-FREE FUND
INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is HIGH CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAXES, CONSISTENT WITH THE MAINTENANCE OF LIQUIDITY AND PRESERVATION OF CAPITAL. This means we look for investments that we think will provide a high level of tax-exempt current income. To achieve our objective, we invest in short-term debt obligations issued by state and local governments, municipal commercial paper, variable rate demand obligations, and municipal asset-backed securities. The Fund will invest only in instruments with remaining maturities of thirteen months or less and which are denominated in U.S. dollars. The Fund may invest in longer-term securities that are accompanied by demand features, which will shorten the effective maturity of the securities to thirteen months or less. While we make every effort to achieve our objective and maintain a net asset value of $1 per share, we can't guarantee success.


    Under normal circumstances, at least 80% of the Fund's net assets are invested in money market instruments that pay income exempt from federal income taxes and which are not preference items for purposes of the federal alternative minimum tax. The Fund may invest up to 20% of its net assets in municipal debt obligations that may be considered a preference item for purposes of the federal alternative minimum tax. Shareholders should consult with their tax adviser regarding the applicability of the federal alternative minimum tax.


--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

------------------------------------------------

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Since the Fund invests in debt obligations, there is the risk that the value of a particular obligation could go down. Debt obligations are generally subject to CREDIT RISK--the risk that the issuer of a particular security may be unable to make principal and interest payments when they are due, and MARKET RISK--the risk that the securities could lose value because interest rates change or investors lose confidence in the ability of issuers in general to pay back their debt. The Fund's investment in municipal asset-backed securities are also subject to PREPAYMENT RISK--the risk that the underlying obligations may be prepaid, partially or completely, generally during times of falling interest rates, which could adversely effect yield and could require the Fund to reinvest in lower yielding obligations.


    There is also a risk that we will sell a security for a price that is higher or lower than the value attributed to the security through the amortized cost valuation procedures we follow. Such an event could affect our ability to maintain a net asset value of $1 per share.


    An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1 per share, it is possible to lose money by investing in the Fund.


EVALUATING PERFORMANCE

A number of factors--including risk--affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation for the last 10 years. The tables compare the Fund's average annual returns and yield for the periods indicated with those of a group of similar mutual funds. The bar chart and tables demonstrate the risk of investing in the Fund and how returns can change. Past performance does not mean that the Fund will achieve similar results in the future. For current yield information, you can call us at
(800) 225-1852.


-------------------------------------------------------------------
6  COMMAND FUNDS                                           [ICON] (800) 225-1852

RISK/RETURN SUMMARY


------------------------------------------------

ANNUAL RETURNS(1) (AS OF 12/31/98)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1989                                                 5.94%
1990                                                 5.53%
1991                                                 4.26%
1992                                                 2.69%
1993                                                 1.93%
1994                                                 2.57%
1995                                                 3.35%
1996                                                 2.93%
1997                                                 3.17%
1998                                                 3.01%
BEST QUARTER: 1.54% (4th quarter of 1989)
WORST QUARTER: 0.45% (3rd quarter of 1994)


AVERAGE ANNUAL RETURNS(1) (AS OF 12/31/98)



----------------------------------------------------------------------------
                                1 YR   5 YRS   10 YRS     SINCE INCEPTION
----------------------------------------------------------------------------
  Fund Shares                   3.01%   3.00%   3.53%   4.07% (since 2/26/82)
  Lipper Average(2)             2.92%   2.93%   3.47%                    N/A



7-DAY YIELD(1) (AS OF 12/31/98)



---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

  Fund Shares                   3.12%
  IBC Average(3)                2.95%
  Tax-equivalent yield of the
   Fund(4)                      5.17%



1 THE FUND'S RETURNS ARE AFTER DEDUCTION OF EXPENSES. THE TOTAL RETURN OF THE FUND'S SHARES FROM 1-1-99 TO 6-30-99 WAS 1.29%.
2 THE LIPPER FUNDS AVERAGE IS BASED UPON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE U.S. NONTAXABLE MONEY MARKET FUNDS CATEGORY.

3 THE IBC AVERAGE IS BASED UPON THE AVERAGE YIELD OF ALL MUTUAL FUNDS IN THE INTERNATIONAL BUSINESS COMMUNICATIONS FINANCIAL DATA ALL NONTAXABLE MONEY MARKET FUND CATEGORY.
4 TAX-EQUIVALENT YIELD SHOWS THE TAXABLE YIELD AN INVESTOR WOULD HAVE TO EARN FROM A FULLY TAXABLE INVESTMENT IN ORDER TO EQUAL THE FUND'S YIELD AFTER TAXES. IT IS CALCULATED BY DIVIDING THE FUND'S CURRENT YIELD BY THE RESULT OF ONE MINUS THE MAXIMUM MARGINAL FEDERAL TAX RATE.

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

------------------------------------------------

FEES AND EXPENSES
These tables show the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

-----------------------------------------------------------
-----------------------------------------------------------
  Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price)               None
  Maximum deferred sales charge (load)
   (as a percentage of the lower of original
   purchase price or sale proceeds)                  None
  Maximum sales charge (load) imposed on
   reinvested dividends and other distributions      None
  Redemption fees                                    None
  Exchange fee                                       None
 COMMAND Account Program
  Annual Fee                                        $ 100*
 COMMAND Plus Account Program
  Annual Fee                                        $ 150*
 Prudential BusinessEdge Account
  Program Annual Fee                                $ 250**

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)


---------------------------------------------------------
---------------------------------------------------------
  Management fees                                   .431%
  + Distribution and service (12b-1) fees           .125%
  + Other expenses                                  .034%
  = TOTAL ANNUAL FUND OPERATING EXPENSES            .590%



* PRUDENTIAL SECURITIES CHARGES AN ANNUAL PROGRAM FEE OF $100 TO MOST PARTICIPANTS IN THE COMMAND ACCOUNT PROGRAM WHETHER OR NOT THEY OWN SHARES OF THE FUND. THE PROGRAM FEE IS $125 FOR COMMAND CORPORATE ACCOUNTS, $60 FOR COMMAND ESSENTIALS ACCOUNTS, $60 FOR COMMAND IRA ACCOUNTS AND $150 FOR COMMAND FAMILY AND COMMAND PLUS ACCOUNTS. PRUDENTIAL SECURITIES MAY, IN ITS SOLE DISCRETION, WAIVE OR REDUCE COMMAND PROGRAM ANNUAL FEES AND/OR THE FEE ASSOCIATED WITH A PARTICULAR PRODUCT OR SERVICE, AS WELL AS MINIMUM INVESTMENT REQUIREMENTS TO BE ELIGIBLE FOR PARTICIPATION IN A COMMAND PROGRAM, GENERALLY OR FOR SPECIFIC ACCOUNTS.
** THE ANNUAL FEE DOES NOT INCLUDE CHARGES FOR CHECKS AND DEPOSITS IN EXCESS OF BUSINESSEDGE PROGRAM LIMITS, ADDITIONAL CASH TRANSFER SERVICES, ADDITIONAL BILLPAY SERVICES AND CHARGES RELATING TO MARGIN ACCOUNTS, COMMERCIAL LINES OF CREDIT AND TERM LOANS THAT MAY BE AVAILABLE IN THE BUSINESSEDGE PROGRAM. A BROKER/DEALER MAY, IN ITS SOLE DISCRETION, WAIVE OR REDUCE THE ANNUAL FEES OF THE BUSINESSEDGE PROGRAM AND/OR THE FEE ASSOCIATED WITH A PARTICULAR PRODUCT OR SERVICE, AS WELL AS MINIMUM INVESTMENT REQUIREMENTS FOR PARTICIPATION IN THE BUSINESSEDGE PROGRAM, GENERALLY OR FOR SPECIFIC ACCOUNTS.



-------------------------------------------------------------------
8  COMMAND FUNDS                                           [ICON] (800) 225-1852

RISK/RETURN SUMMARY

------------------------------------------------

EXAMPLE
This example will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
    The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


-----------------------------------------------------------------
                                1 YR    3 YRS    5 YRS    10 YRS
-----------------------------------------------------------------
  Fund shares                     $59     $186     $324      $726


COMMAND GOVERNMENT FUND
INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is HIGH CURRENT INCOME, PRESERVATION OF CAPITAL AND MAINTENANCE OF LIQUIDITY. This means we look for investments that we think will provide a high level of current income. To achieve our objective, we invest in short-term money market instruments issued by the U.S. Government, its agencies and intrumentalities, including mortgage-backed securities issued by U.S. Government agencies. The Fund will invest only in instruments with remaining maturities of thirteen months or less and which are denominated in U.S. dollars. The Fund may invest in longer-term securities that are accompanied by demand features, which will shorten the effective maturity of the securities to thirteen months or less. While we make every effort to achieve our objective and maintain a net asset value of $1 per share, we can't guarantee success.


--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

------------------------------------------------

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Since the Fund invests in debt obligations, there is the risk that the value of a particular obligation could go down. Debt obligations of the U.S. Government are generally subject of the MARKET RISK--the risk that the securities could lose value because interest rates change. The Fund's investment in mortgage-backed securities are also subject to prepayment risk--the risk that the underlying obligations may be prepaid, partially or completely, generally during times of falling interest rates, which could adversely effect yield and could require the Fund to reinvest in lower yielding obligations.


    There is also a risk that we will sell a security for a price that is higher or lower than the value attributed to the security through the amortized cost valuation procedures we follow. Such an event could affect our ability to maintain a net asset value of $1 per share.

    An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1 per share, it is possible to lose money by investing in the Fund.

EVALUATING PERFORMANCE

A number of factors--including risk--affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation for the last 10 years. The tables compare the Fund's average annual returns and yield for the periods indicated with those of a group of similar mutual funds. The bar chart and tables demonstrate the risk of investing in the Fund and how returns can change. Past performance does not mean that the Fund will achieve similar results in the future. For current yield information, you can call us at
(800) 225-1852.


-------------------------------------------------------------------
10  COMMAND FUNDS                                          [ICON] (800) 225-1852

RISK/RETURN SUMMARY


------------------------------------------------

ANNUAL RETURNS(1) (AS OF 12/31/98)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1989                                                8.84%
1990                                                7.75%
1991                                                5.70%
1992                                                3.44%
1993                                                2.68%
1994                                                3.65%
1995                                                5.42%
1996                                                4.89%
1997                                                5.08%
1998                                                5.08%
BEST QUARTER: 2.75% (2nd quarter of 1982)
WORST QUARTER: .65% (2nd quarter of 1993)


AVERAGE ANNUAL RETURNS(1) (AS OF 12/31/98)



----------------------------------------------------------------------------
                                1 YR   5 YRS   10 YRS     SINCE INCEPTION
----------------------------------------------------------------------------
  Fund Shares                   5.08%   4.82%   5.24%   6.24% (since 2/26/82)
  Lipper Average(2)             4.89%   4.72%   5.10%                    N/A



7-DAY YIELD(1) (AS OF 12/31/98)



---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
  Fund Shares                   4.68%
  IBC Average(3)                4.39%



1 THE FUND'S RETURNS ARE AFTER DEDUCTION OF EXPENSES. THE TOTAL RETURN OF THE FUND'S SHARES FROM 1-1-99 TO 6-30-99 WAS 2.22%.
2 THE LIPPER FUNDS AVERAGE IS BASED UPON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE U.S. GOVERNMENT MONEY MARKET FUNDS CATEGORY.
3 THE IBC AVERAGE IS BASED UPON THE AVERAGE YIELD OF ALL MUTUAL FUNDS IN THE INTERNATIONAL BUSINESS COMMUNICATIONS FINANCIAL DATA ALL GOVERNMENT MONEY MARKET FUND CATEGORY.

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

------------------------------------------------

FEES AND EXPENSES
These tables show the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

-----------------------------------------------------------
-----------------------------------------------------------
  Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price)               None
  Maximum deferred sales charge (load)
   (as a percentage of the lower of original
   purchase price or sale proceeds)                  None
  Maximum sales charge (load) imposed on
   reinvested dividends and other distributions      None
  Redemption fees                                    None
  Exchange fee                                       None
 COMMAND Account Program
  Annual Fee                                        $ 100*
 COMMAND Plus Account Program
  Annual Fee                                        $ 150*
 Prudential BusinessEdge Account
  Program Annual Fee                                $ 250**

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)


----------------------------------------------------------
----------------------------------------------------------
  Management fees                                    .400%
  + Distribution and service (12b-1) fees            .125%
  + Other expenses                                   .035%
  = TOTAL ANNUAL FUND OPERATING EXPENSES             .560%



* PRUDENTIAL SECURITIES CHARGES AN ANNUAL PROGRAM FEE OF $100 TO MOST PARTICIPANTS IN THE COMMAND ACCOUNT PROGRAM WHETHER OR NOT THEY OWN SHARES OF THE FUND. THE PROGRAM FEE IS $125 FOR COMMAND CORPORATE ACCOUNTS, $60 FOR COMMAND ESSENTIALS ACCOUNTS, $60 FOR COMMAND IRA ACCOUNTS AND $150 FOR COMMAND FAMILY AND COMMAND PLUS ACCOUNTS. PRUDENTIAL SECURITIES MAY, IN ITS SOLE DISCRETION, WAIVE OR REDUCE COMMAND PROGRAM ANNUAL FEES AND/OR THE FEE ASSOCIATED WITH A PARTICULAR PRODUCT OR SERVICE, AS WELL AS MINIMUM INVESTMENT REQUIREMENTS TO BE ELIGIBLE FOR PARTICIPATION IN A COMMAND PROGRAM, GENERALLY OR FOR SPECIFIC ACCOUNTS.

** THE ANNUAL FEE DOES NOT INCLUDE CHARGES FOR CHECKS AND DEPOSITS IN EXCESS OF BUSINESSEDGE PROGRAM LIMITS, ADDITIONAL CASH TRANSFER SERVICES, ADDITIONAL BILLPAY SERVICES AND CHARGES RELATING TO MARGIN ACCOUNTS, COMMERCIAL LINES OF CREDIT AND TERM LOANS THAT MAY BE AVAILABLE IN THE BUSINESSEDGE PROGRAM. A BROKER/DEALER MAY, IN ITS SOLE DISCRETION, WAIVE OR REDUCE THE ANNUAL FEES OF THE BUSINESSEDGE PROGRAM AND/OR THE FEE ASSOCIATED WITH A PARTICULAR PRODUCT OR SERVICE, AS WELL AS MINIMUM INVESTMENT REQUIREMENTS FOR PARTICIPATION IN THE BUSINESSEDGE PROGRAM, GENERALLY OR FOR SPECIFIC ACCOUNTS.

-------------------------------------------------------------------

12  COMMAND FUNDS                                          [ICON] (800) 225-1852

RISK/RETURN SUMMARY

------------------------------------------------

EXAMPLE
This example will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
    The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


-----------------------------------------------------------------
                                1 YR    3 YRS    5 YRS    10 YRS
-----------------------------------------------------------------
  Fund shares                     $57     $179     $313      $701


--------------------------------------------------------------------------------

HOW THE FUNDS INVEST

-------------------------------------


COMMAND MONEY FUND

INVESTMENT OBJECTIVE AND POLICIES
The investment objective of this Fund is HIGH CURRENT INCOME, PRESERVATION OF CAPITAL AND MAINTENANCE OF LIQUIDITY. This means we seek investments that will provide a high level of current income. While we make every effort to achieve our objective, we can't guarantee success. Our investment objective is a fundamental investment policy, which means that it cannot be changed without shareholder approval.

    We invest in a diversified portfolio of short-term debt obligations which include, but are not limited to, obligations issued by the U.S. Government, its agencies and instrumentalities, as well as commercial paper, asset-backed securities, funding agreements, variable rate demand notes, bills, notes and other obligations issued by banks, corporations and other companies (including trust structures), obligations issued by foreign banks, companies or foreign governments, and municipal notes.


    The Fund invests in high-quality money market instruments to try to provide investors with current income while maintaining a stable net asset value of $1 per share. We manage the Fund to comply with specific rules designed for money market mutual funds. This means that we manage its portfolio to comply with the requirements of Investment Company Act Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments we purchase present "minimal credit risk" and are of "eligible quality." "Eligible quality" for this purpose means a security: (i) rated in one of the two highest short-term rating categories by at least two nationally recognized statistical rating organizations (NRSROs) or, if only one NRSRO has rated the security, so rated by that NRSRO; (ii) rated in one of the three highest long-term rating categories by at least two NRSROs or, if only one NRSRO has rated the security, so rated by that NRSRO; or (iii) if unrated, of comparable quality as determined by the Fund's investment adviser. All securities that we purchase will be denominated in U.S. dollars.

    COMMERCIAL PAPER is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations. An ASSET-BACKED SECURITY is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. CERTIFICATES OF DEPOSIT, TIME

-------------------------------------------------------------------
14  COMMAND FUNDS                                          [ICON] (800) 225-1852

HOW THE FUNDS INVEST


------------------------------------------------

DEPOSITS, BANKERS' ACCEPTANCES and bank notes are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised. FUNDING AGREEMENTS are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and provide an adjustable rate of interest.

    DEBT OBLIGATIONS in general, including those listed above and any others that we may purchase, are basically written promises to repay a debt. Among the various types of debt securities we may purchase, the terms of repayment may vary, as may the commitment of other parties to honor the obligations of the issuer of the security. We may purchase securities that include DEMAND FEATURES, which allow us to demand repayment of a debt obligation before the obligation is due or "matures." This means that longer-term securities can be purchased because of our expectation that we can demand repayment of the obligation at an agreed price within a relatively short period of time. This procedure follows the rules applicable to money market mutual funds.
    FOREIGN SECURITIES and foreign markets involve additional risk. Foreign laws and accounting standards typically are not as strict as they are in the U.S. Foreign fixed income and currency markets may be less stable than U.S. markets. Changes in the exchange rates of foreign currencies can affect the value of foreign assets. There is a risk that foreign companies and governments, just as is the case in the U.S., will not be prepared to handle issues that will arise when we reach the year 2000 if their computer systems cannot differentiate the year 2000 from the year 1900.
    The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

    Any of the money market instruments that the Fund may purchase may be accompanied with the right to resell the instrument prior to the instrument's maturity. In addition, we may separately purchase rights to resell these instruments. These rights are referred to as "PUTS" and are acquired by the Fund to protect against a possible decline in the market value of the securities to which the puts relate in the event of interest rate fluctuations, to shorten the effective maturity of the security and to provide the Fund with liquidity to meet shareholder redemption requests.


--------------------------------------------------------------------------------

HOW THE FUNDS INVEST


------------------------------------------------

    The Board of Trustees of the Fund can change investment policies that are not fundamental. For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Funds, Their Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains more information about the Fund.



COMMAND TAX-FREE FUND

INVESTMENT OBJECTIVE AND POLICIES
The investment objective of this Fund is HIGH CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAXES, CONSISTENT WITH MAINTENANCE OF LIQUIDITY AND PRESERVATION OF CAPITAL. This means we seek investments that will provide a high level of tax-exempt current income. While we make every effort to achieve our objective, we can't guarantee success. Our investment objective is a fundamental investment policy, which means that it cannot be changed without shareholder approval.

    We invest in a diversified portfolio of short-term debt obligations issued by states, territories and possessions of the United States and the District of Columbia, and their respective political subdivisions. The interest on these debt obligations is wholly exempt from federal income tax. The exemption from federal income tax is supported by an opinion of counsel to the issuer. These securities are generally known as "Municipal Bonds" or "Municipal Notes." Municipal Bonds include industrial development bonds issued for various public purposes and certain private activity bonds where public authorities issue bonds to fund privately operated facilities, such as housing facilities, sports facilities, pollution control facilities and parking facilities. Municipal Notes include the tax anticipation notes, bond anticipation notes and revenue anticipation notes. Municipal Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency.

    Interest on certain Municipal Bonds and Municipal Notes may be a preference item for purposes of the federal alternative minimum tax (AMT Paper), which means that certain investors who receive distributions from the Fund will be subject to federal income taxes on such distributions. The Fund may invest up to 20% of its net assets in AMT Paper. Under normal circumstances, the Fund will invest at least 80% of its net assets in Municipal Bonds and Municipal Notes that are not subject to the federal Alternative Minimum Tax.

    The Fund invests in eligible high-quality money market instruments to try to provide investors with current tax-exempt income while maintaining a


-------------------------------------------------------------------
16  COMMAND FUNDS                                          [ICON] (800) 225-1852

HOW THE FUNDS INVEST


------------------------------------------------

stable net asset value of $1 per share. We manage the Fund to comply with specific rules designed for money market mutual funds. This means that we manage its portfolio to comply with the requirements of Investment Company Act Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments we purchase present "minimal credit risk" and are of "eligible quality." "Eligible quality" for this purpose means a security:
(i) rated in one of the two highest short-term rating categories by at least two nationally recognized statistical rating organizations (NRSROs) or, if only one NRSRO has rated the security, so rated by that NRSRO; (ii) rated in one of the three highest long-term rating categories by at least two NRSROs or, if only one NRSRO has rated the security, so rated by that NRSRO; or (iii) if unrated, of comparable quality as determined by the Fund's investment adviser.

    DEBT OBLIGATIONS in general, including those listed above and any others that we may purchase, are basically written promises to repay a debt. Among the various types of debt securities we may purchase, the terms of repayment may vary, as may the commitment of other parties to honor the obligations of the issuer of the security. We may purchase securities that are subject to DEMAND FEATURES, which provide liquidity and allow us to demand repayment of a debt obligation before the obligation is due or "matures". This means that longer-term securities can be purchased because of our expectation that we can demand repayment of the obligation at an agreed price within a relatively short period of time. This procedure follows the rules applicable to money market mutual funds.

    The Fund's investments also include variable rate demand obligations ("VRDOs") and VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax-exempt obligations held by financial institutions. The VRDOs in which the Fund may invest are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand on the part of the holder to receive payment of the unpaid principal plus accrued interest on a short notice period. Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) of the underlying obligations and the right to demand payment of the unpaid principal plus accrued interest on the Participating VRDOs from the financial institution on a short notice period. There is a possibility, because of default or insolvency, that the demand


--------------------------------------------------------------------------------

HOW THE FUNDS INVEST

------------------------------------------------

features of VRDOs or Participating VRDOs may not be honored.
    The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

    Any of the money market instruments that the Fund may purchase may be accompanied with the right to resell the instrument prior to the instrument's maturity. These rights are referred to as "PUTS" and are acquired by the Fund to protect against a possible decline in the market value of the securities to which the puts relate in the event of interest rate fluctuations and to shorten the effective maturity of the security. One form of liquidity puts consists of an underlying fixed rate municipal bond that is subject to a third party demand feature or "TENDER OPTION." Tender option bonds are the functional equivalent of ordinary variable or floating rate obligations.


    From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Bonds and Municipal Notes and for providing state and local governments with federal credit assistance. Reevaluation of the Fund's investment objective and structure might be necessary in the future due to market conditions which may result from future changes in the tax laws.

    The Board of Trustees of the Fund can change investment policies that are not fundamental. For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Funds, Their Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains more information about the Fund.


COMMAND GOVERNMENT FUND


INVESTMENT OBJECTIVE AND POLICIES

The investment objective of this Fund is HIGH CURRENT INCOME, PRESERVATION OF CAPITAL AND MAINTENANCE OF LIQUIDITY. This means we seek investments that will provide a high level of current income. While we make every effort to achieve our objective, we can't guarantee success. Our investment objective is a fundamental investment policy, which means that it cannot be changed without shareholder approval.

    The Fund invests in money market instruments issued by the U.S. Government, its agencies and instrumentalities to try to provide investors with current income while maintaining a stable net asset value of


-------------------------------------------------------------------
18  COMMAND FUNDS                                          [ICON] (800) 225-1852

HOW THE FUNDS INVEST

------------------------------------------------

$1 per share. We manage the Fund to comply with specific rules designed for money market mutual funds. This means that we manage its portfolio to comply with the requirements of Investment Company Act Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present "minimal credit risk" and are of "eligible quality." "Eligible quality" for this purpose includes all short-term debt obligations of the U.S. Government, its agencies and instrumentalities, in which the Fund may invest.

    Treasury debt obligations are sometimes "stripped" into their component parts; the Treasury's obligation to make periodic interest payments and its obligation to repay the amount borrowed. These STRIPPED SECURITIES are sold to investors separately. Stripped securities do not make periodic interest payments. They are usually sold at a discount and then redeemed for their face value on their maturity dates. These securities increase in value when interest rates fall and lose value when interest rates rise. However, the value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional bonds. The Fund may try to earn money by buying stripped securities at a discount and either selling them after they increase in value or holding them until they mature.

    DEBT OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT and government-related entities include debt securities backed by the full faith and credit of the U.S. Government, like obligations of the Government National Mortgage Association (GNMA or "Ginnie Mae"). Debt securities issued by other government entities, like obligations of the Federal National Mortgage Association (FNMA or "Fannie Mae") and the Student Loan Marketing Association (SLMA or "Sallie Mae"), are not backed by the full faith and credit of the U.S. Government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. In contrast, the debt securities of other issuers, like the Farm Credit System, depend entirely upon their own resources to repay their debt.
    The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

--------------------------------------------------------------------------------

HOW THE FUNDS INVEST


------------------------------------------------

    Any of the money market instruments that the Fund may purchase may be accompanied with the right to resell the instrument prior to the instrument's maturity. In addition, we may separately purchase rights to resell these instruments. These rights are referred to as "PUTS" and are acquired by the Fund to protect against a possible decline in the market value of the securities to which the puts relate in the event of interest rate fluctuations and to shorten the effective maturity of the security.

    The Board of Trustees of the Fund can change investment policies that are not fundamental. For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Funds, Their Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains more information about the Fund.


OTHER INVESTMENTS AND STRATEGIES

While each Fund invests principally in the securities described above, they may invest in other securities or use certain investment strategies to increase returns or protect their assets if market conditions warrant.
    Each Fund intends to participate in one or more JOINT TRADING ACCOUNTS whereby the Fund, along with other investment companies managed by Prudential Investments Fund Management LLC, will jointly engage in repurchase agreements and, subject to the issuance of an Order by the Securities and Exchange Commission, jointly purchase money market instruments. The ability of the Funds to participate in these joint trading accounts will be conditioned upon requirements imposed by such Order, as may be amended from time to time.

    Each Fund intends to use REPURCHASE AGREEMENTS, where a party agrees to sell a security to a Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for a Fund. A Fund will only enter into these repurchase agreements with parties whom we believe can honor their obligations in the transactions.

    Each Fund may use REVERSE REPURCHASE AGREEMENTS where we borrow money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price at a stated time.

    Each Fund may purchase money market or other obligations on a "WHEN-ISSUED" or "DELAYED-DELIVERY" basis. When a Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. A Fund does not earn interest income until the date the obligations are delivered.


-------------------------------------------------------------------
20  COMMAND FUNDS                                          [ICON] (800) 225-1852

HOW THE FUNDS INVEST

------------------------------------------------

    Each Fund may purchase FLOATING RATE and VARIABLE RATE securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return a Fund will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to a Fund.

    Each Fund also follows certain policies when it BORROWS MONEY (COMMAND Money Fund and COMMAND Government Fund may each borrow up to 20% of the value of their respective total assets; COMMAND Tax-Free Fund may borrow up to 5% of the value of its total assets); LENDS ITS SECURITIES TO OTHERS (COMMAND Money Fund and COMMAND Government Fund may each lend up to 10% of its total assets, including collateral received in the transaction; COMMAND Tax-Free Fund may not lend its securities); and holds ILLIQUID SECURITIES (each Fund may hold up to 10% of its net assets in securities, including certain restricted securities, which do not have a readily available market, repurchase agreements with maturities longer than seven days and, with respect to COMMAND Tax-Free Fund, municipal asset-backed VRDOs with notice periods for demand of unpaid principal and accrued interest exceeding seven days). Each Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.



RATING OF FUND SHARES


Duff & Phelps Credit Rating Co. (DCR) has given COMMAND Money Fund and COMMAND Government Fund each an AAA rating. According to DCR, the AAA rating means the Fund's ability to meet redemption requests in a timely manner for $1.00 per share is strong. This rating is based on the Fund's risk management procedures, internal control systems, limitations on market risk and experienced management team.


INVESTMENT RISKS

As noted, all investments involve risk, and investing in the Funds is no exception. This chart outlines the key risks and potential rewards of the principal investments each Fund may make. See, "Description of the Funds, Their Investments and Risks" in the SAI.


--------------------------------------------------------------------------------

HOW THE FUNDS INVEST

------------------------------------------------

INVESTMENT TYPE


--------------------------------------------------------------------------
% OF FUND'S TOTAL ASSETS    RISKS                       POTENTIAL REWARDS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  HIGH-QUALITY MONEY        -- Credit risk--the risk    -- Regular interest
  MARKET OBLIGATIONS            that default of an           income
                                issuer would leave      -- May be more secure
  ALL FUNDS:                    the Fund with unpaid        than stock and
  UP TO 100%                    interest or                 equity securities
                                principal or, in the        since corporate
                                case of VRDOs and           issuers must pay
                                Participating VRDOs,        their debts before
                                that the issuer of a        they pay dividends
                                put may not be able
                                to meet its
                                obligation to
                                purchase the
                                underlying security.
                            -- Market risk--the risk
                                that the obligations
                                may lose value
                                because interest
                                rates change or
                                there is a lack of
                                confidence in a
                                group of borrowers
                                or an industry
--------------------------------------------------------------------------------
  MONEY MARKET              -- Foreign markets,         -- Investors may realize
  OBLIGATIONS OF                economies and               higher returns based
  FOREIGN ISSUERS               political systems           upon higher interest
  (DOLLAR-DENOMINATED)          may not be as stable        rates paid on
  COMMAND MONEY FUND:           as in the U.S.              foreign investments
  UP TO 100%                -- Differences in           -- Increased
                                 foreign laws,               diversification by
                                accounting                  expanding the
                                standards, public           allowable choices of
                                information and             high-quality money
                                custody and                 market obligations
                                settlement
                                procedures provide
                                less reliable
                                information on
                                foreign investments
                                and involve more
                                risk
                            -- Year 2000 conversion
                                may be more of a
                                problem for some
                                foreign issuers,
                                governments and
                                securities markets
--------------------------------------------------------------------------------
  ILLIQUID SECURITIES       -- May be difficult to      -- May offer a more
                                value                       attractive yield
  ALL FUNDS:                -- May be difficult to          than more widely
  UP TO 10% OF NET               sell at the time or        traded securities
  ASSETS                        price desired
--------------------------------------------------------------------------------


-------------------------------------------------------------------
22  COMMAND FUNDS                                          [ICON] (800) 225-1852

HOW THE FUNDS ARE MANAGED

-------------------------------------


BOARDS OF TRUSTEES


Each Board of Trustees oversees the actions of the Manager, investment adviser and Distributor and decides on general policies for the Fund on whose Board they serve. The Boards also oversee each Fund's officers who conduct and supervise the daily business operations of the Funds.


MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NEW JERSEY 07102-4077

    Under a management agreement with each Fund, PIFM manages each Fund's investment operations and administers its business affairs.

    As of June 30, 1999, PIFM served as the Manager to all 46 of the Prudential Mutual Funds, and as Manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $72.6 billion.


INVESTMENT ADVISER
The Prudential Investment Corporation (PIC), called Prudential Investments, is the investment adviser to each Fund (the subadviser). Its address is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102. PIFM is responsible for all investment advisory services, supervises the subadviser and reimburses the subadviser for its reasonable costs and expenses.

    Each Fund is a money market mutual fund managed by a portfolio manager employed by the subadviser, and supported by a group of research analysts. Prudential Investments Fixed Income Group has organized into teams that specialize by sector. The Fixed Income Investment Policy Committee, which is comprised of senior investment staff from each sector team, provides guidance to the teams regarding duration risk, asset allocations and general risk parameters. Portfolio managers contribute bottom up security selection within those guidelines.


DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Funds' shares under a Distribution Agreement with each Fund. Each Fund also has a Distribution and Service Plan under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing each Fund's shares and provides


--------------------------------------------------------------------------------

HOW THE FUNDS ARE MANAGED


------------------------------------------------

certain shareholder support services. Each Fund reimburses PIMS for its distribution services. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" table of each Fund. Because these fees are paid from each Fund's assets on a continuous basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


YEAR 2000

The services provided to the Funds and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Funds that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The Funds and their Boards of Trustees receive and have received since early 1998 satisfactory quarterly reports from the principal service providers as to their preparations for year 2000 readiness, although there can be no assurance that the service providers (or other securities market participants) will successfully complete the necessary changes in a timely manner. Moreover, the Funds at this time have not considered retaining alternative service providers or directly undertaken efforts to achieve year 2000 readiness, the latter of which would involve substantial expenses without an assurance of success.


    Additionally, issuers of securities generally, as well as those purchased by the Funds, may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and result in a decline in the value of the securities held by the Funds.


-------------------------------------------------------------------
24  COMMAND FUNDS                                          [ICON] (800) 225-1852

FUND DISTRIBUTIONS
AND TAX ISSUES
-------------------------------------

Investors who buy shares of a Fund should be aware of some important tax issues. For example, each Fund distributes DIVIDENDS of ordinary income and any realized net CAPITAL GAINS to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account
(IRA), or some other qualified tax-deferred plan or account.
    The following briefly discusses some of the important tax issues that should be considered, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

Each Fund distributes DIVIDENDS of any net investment income to shareholders every month. Dividends received from the COMMAND Money Fund and the COMMAND Government Fund will be taxed as ORDINARY INCOME, whether or not they are reinvested in the Fund. The COMMAND Tax-Free Fund intends to invest so that dividend distributions to you will be exempt from federal income taxation.


    Although a Fund is not likely to realize capital gains because of the types of securities we purchase, any realized net CAPITAL GAINS will be paid to shareholders (typically once a year). Capital gains are generated when a Fund sells assets for a profit.


    For your convenience, Fund distributions of dividends and capital gains are automatically reinvested in your Fund. If you ask us to pay the distributions in cash, we will send you a check instead of purchasing more shares of your Fund. Either way, distributions from the COMMAND Money Fund and the COMMAND Government Fund will be subject to taxes, unless your shares are held in a qualified or tax-deferred plan or account.


TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of a Fund as part of a qualified tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified tax-deferred plan or account.

--------------------------------------------------------------------------------

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------

    Fund distributions are generally taxable to you in the year they are received, except when we declare certain dividends in December of a calendar year but actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

WITHHOLDING TAXES
If federal law requires you to provide a Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do so, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

-------------------------------------------------------------------
26  COMMAND FUNDS                                          [ICON] (800) 225-1852

HOW TO BUY AND
SELL SHARES OF THE FUNDS
-------------------------------------

HOW TO BUY SHARES
COMMAND AND BUSINESSEDGE ACCOUNTS. Shares of the Funds are available only to participants in the COMMAND Account and COMMAND Plus Account programs (collectively, the COMMAND programs) who have placed a minimum of $10,000 in cash and/or securities in the COMMAND program or who have placed a minimum of $2,000 in cash and/or securities in a COMMAND Essentials Account (the minimum initial investment for employees of Prudential and its subsidiaries and affiliates is $2,500). The shares of the Funds are also available to participants in the BusinessEdge program who have placed a minimum of $10,000 in cash and/or securities in their BusinessEdge Account.
    The COMMAND programs are available through Prudential Securities Incorporated. The BusinessEdge program is available through either Prudential Securities Incorporated or Pruco Securities Corporation. For purposes of this section, the COMMAND program and the BusinessEdge program are individually referred to as a "Program" and collectively referred to as the "Programs."
    The Programs allow you to designate a money market fund as your primary money sweep fund for the Program. This sweep feature allows you to have free credit balances in your Program securities account automatically invested in one of the Funds, the U.S. Treasury Series of the Prudential Government Securities Trust, the California Money Market Series of the Prudential California Municipal Fund or the New Jersey Money Market Series, New York Money Market Series, Connecticut Money Market Series or Massachusetts Money Market Series of the Prudential Municipal Series Fund (collectively, the "Account Funds"), depending on which of the Account Funds has been designated by the participant as his or her primary money sweep fund.

AUTOMATIC PURCHASE PROCEDURES. With each Program, all credit balances (that is, immediately available funds) of $1 or more will be invested in the primary money sweep fund on a daily basis. Prudential Securities arranges for the investment of the credit balance in the primary money sweep fund and will purchase shares of the primary money sweep fund equal to that amount. This will occur on the business day following the availability of the credit balance. Prudential Securities may use and retain the benefit of credit balances in your account until shares are purchased.

--------------------------------------------------------------------------------

HOW TO BUY AND
SELL SHARES OF THE FUNDS
------------------------------------------------

    Shares of the primary money sweep fund, including any of the Funds, will be purchased as follows:

     -- When your account has a credit balance of $10,000 or more, Prudential Securities will arrange for the automatic purchase of shares with all cash balances of $1 or more. This will occur on the business day following the availability of the credit balance

     -- When your account has a credit balance that results from a securities sale totaling more than $1,000, all cash balances of $1 or more will be invested on the business day following the settlement date

     -- For all other credit balances of $1 or more, shares will be purchased automatically at least once a month on the last business day of each month

    You will begin earning dividends on your shares purchased through the Program on the first business day after the order is placed. Prudential Securities will purchase shares of the Fund at the price determined at 4:30 p.m. New York time, on the business day following the availability of the credit balance. Prudential Securities will use and retain the benefit of credit balances in your account until shares are purchased.
    Purchases of, withdrawals from and dividends from the primary money sweep fund will be shown on your Program statement. Under either the COMMAND program or the BusinessEdge program, Prudential Securities or Pruco Securities has the right to terminate a Program securities account for any reason. If this occurs, all shares held in a shareholder's account will be redeemed.


UNDERSTANDING THE PRICE YOU'LL PAY


When you invest in a mutual fund, you buy shares of a Fund. Shares of a money market mutual fund, like the Funds, are priced differently than shares of common stock and other securities.


    The price you pay for each share of a Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. In determining NAV, the Funds value their securities using the amortized cost method. Each Fund seeks to maintain a NAV of $1 at all


-------------------------------------------------------------------
28  COMMAND FUNDS                                          [ICON] (800) 225-1852

HOW TO BUY AND
SELL SHARES OF THE FUNDS
------------------------------------------------

times. Your broker may charge you a separate or additional fee for purchases of shares.


    We determine the NAV of our shares once each business day at 4:30 p.m. New York Time on days that the New York Stock Exchange is open for trading. We do not determine NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of a Fund's portfolio do not affect the NAV.



ADDITIONAL SHAREHOLDER SERVICES


As a Fund shareholder, you can take advantage of the following services and privileges:



AUTOMATIC REINVESTMENT. As we explained in the Fund Distributions and Tax Issues section, the Funds pay out--or distribute--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in your Fund at NAV.



REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about your Fund. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.


HOW TO SELL SHARES

When you sell shares of a Fund--also known as REDEEMING your shares-- the price you will receive will be the NAV next determined after Prudential Securities or Pruco Securities receives your order to sell. We must receive your order to sell by 4:15 p.m. New York time to process the sale on that day.


AUTOMATIC REDEMPTION. Shares of your primary money sweep fund may be automatically redeemed to cover any deficit in your account. A deficit in your COMMAND program account or your BusinessEdge program account may result from activity arising under either Program, such as debit balances incurred by use of the Visa-Registered Trademark- Gold Account, including Visa purchases, cash advances and Visa Account checks. Debit balances for Visa

--------------------------------------------------------------------------------

HOW TO BUY AND
SELL SHARES OF THE FUNDS
------------------------------------------------

purchases are payable on the 25th day of each month or, if that day is a weekend or holiday, on the preceding business day. Participants in the BusinessEdge program may also effect an automatic redemption of Fund shares by using their BusinessEdge Visa-Registered Trademark- Debit Card Account.
    Your Program securities account will be automatically scanned for deficits each day and, if there is insufficient cash in your account, we will redeem an appropriate number of shares of your primary money sweep fund and, if necessary, shares of other money market funds that you own in the Program but which are not designated as your primary money sweep fund, to satisfy any remaining deficit. Margin loans will be utilized to satisfy any deficits in your account after all of your shares in a Fund and other money market funds you own are redeemed. Shares of a Fund may not be purchased until all deficits and overdrafts in your account are satisfied.
    You are entitled to any dividends declared on the redeemed shares through the day before the redemption is made. Dividends declared on the redemption date will be retained by Prudential Securities, which has advanced monies to satisfy deficits in your account. The amount redeemed will be the nearest dollar amount necessary to cover deficits from securities transactions or to honor your redemption requests.


MANUAL REDEMPTION. You may make manual redemptions (that is, a non-money market sweep redemption) of shares of a Fund other than the fund selected as your primary money sweep fund under the COMMAND program or the BusinessEdge program. To complete a manual redemption, you should submit a written request for redemption directly to the Distributor or by calling your Prudential Securities Financial Advisor or Pruco Securities Preferred Agent. The proceeds from a manual redemption will immediately become a free cash balance in your Program securities account and will automatically be invested in the fund that you have selected as your primary money sweep fund. Each Program requires that the written redemption request be signed by all persons in whose name the shares are registered, exactly as their names appear on the Program account client statement. In certain instances, additional documents such as trust instruments, death certificates, appointments as executor or administrator or certificates of corporate authority may be requested.


-------------------------------------------------------------------
30  COMMAND FUNDS                                          [ICON] (800) 225-1852

HOW TO BUY AND
SELL SHARES OF THE FUNDS
------------------------------------------------

RESTRICTIONS ON SALES. There are certain times when you may not be able to sell shares of a Fund, or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase and Redemption of Fund Shares."


REDEMPTION IN KIND. If the sales of shares of a Fund you make during any 90-day period reach the lesser of $250,000 or 1% of the value of that Fund's net assets, we can then give you securities from that Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.


--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
-------------------------------------


The financial highlights will help you evaluate each of the Fund's financial performance. The TOTAL RETURN in the chart represents the rate that a shareholder earned on an investment in the Fund, assuming reinvestment of all dividends and other distributions. The information is for shares of the Fund for the periods indicated.


    Review this chart with the financial statements and report of independent accountants which appear in the SAI. Additional performance information is contained in the annual report, which you can receive at no charge.


    The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants. Their reports were unqualified.



COMMAND MONEY FUND (FISCAL YEARS ENDED 6-30)



--------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE                   1999                 1998           1997           1996            1995
-----------------------------------------------------------------------------------------------
 NET ASSET VALUE,
  BEGINNING OF YEAR                    $1.00          $1.00          $1.00          $1.00            $1.00
 INCOME FROM
  INVESTMENT
  OPERATIONS:
 Net investment
  income and net
  realized gains                        .048           .052           .049           .052             .050
 Dividends and
  distributions to
  shareholders                         (.048)         (.052)         (.049)         (.052)           (.050)
 Net asset value,
  end of year                          $1.00          $1.00          $1.00          $1.00            $1.00
 TOTAL RETURN(1)                       4.85%          5.31%          5.06%          5.30%            5.13%
----------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL
  DATA                                  1999           1998           1997           1996             1995
----------------------------------------------------------------------------------------------------------
 NET ASSETS, END OF
  YEAR (000)                     $12,246,946     $9,090,289     $6,629,903     $5,309,842       $4,055,700
 RATIOS TO AVERAGE
  NET ASSETS:
 Net investment
  income                               4.73%          5.19%          4.97%          5.15%            5.09%
 Expenses                               .54%           .54%           .57%           .58%             .59%



1. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED.

-------------------------------------------------------------------

32  COMMAND FUNDS                                          [ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS

------------------------------------------------

COMMAND TAX-FREE FUND (FISCAL YEARS ENDED 6-30)



--------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE                   1999                 1998           1997           1996            1995
-----------------------------------------------------------------------------------------------
 NET ASSET VALUE,
  BEGINNING OF YEAR                    $1.00          $1.00          $1.00          $1.00            $1.00
 INCOME FROM
  INVESTMENT
  OPERATIONS:
 Net investment
  income and net
  realized gains                        .027           .031           .030           .031             .032
 Dividends and
  distributions to
  shareholders                         (.027)         (.031)         (.030)         (.031)           (.032)
 Net asset value,
  end of year                          $1.00          $1.00          $1.00          $1.00            $1.00
 TOTAL RETURN(1)                       2.77%          3.16%          3.05%          3.12%            3.29%
----------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL
  DATA                                  1999           1998           1997           1996             1995
----------------------------------------------------------------------------------------------------------
 NET ASSETS, END OF
  YEAR (000)                      $1,476,732     $1,332,985     $1,129,513     $1,156,935       $1,055,568
 RATIOS TO AVERAGE
  NET ASSETS:
 Net investment
  income                               2.72%          3.11%          3.00%          3.06%            3.05%
 Expenses                              0.59%          0.60%          0.64%          0.66%            0.66%



1. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED.

COMMAND GOVERNMENT FUND (FISCAL YEARS ENDED 6-30)



--------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE                   1999                 1998           1997           1996            1995
-----------------------------------------------------------------------------------------------
 NET ASSET VALUE,
  BEGINNING OF YEAR                    $1.00          $1.00          $1.00          $1.00            $1.00
 INCOME FROM
  INVESTMENT
  OPERATIONS:
 Net investment
  income and net
  realized gains                        .046           .051           .049           .050             .048
 Dividends and
  distributions to
  shareholders                         (.046)         (.051)         (.049)         (.050)           (.048)
 Net asset value,
  end of year                          $1.00          $1.00          $1.00          $1.00            $1.00
 TOTAL RETURN(1)                       4.74%          5.20%          4.97%          5.12%            4.89%
----------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL
  DATA                                  1999           1998           1997           1996             1995
----------------------------------------------------------------------------------------------------------
 NET ASSETS, END OF
  YEAR (000)                        $714,390       $608,727       $528,469       $487,485         $404,295
 RATIOS TO AVERAGE
  NET ASSETS:
 Net investment
  income                               4.63%          5.08%          4.84%          4.97%            4.81%
 Expenses                               .56%           .56%           .63%           .68%             .65%



1. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED.

--------------------------------------------------------------------------------

                 [This page has been left blank intentionally.]

-------------------------------------------------------------------
34  COMMAND FUNDS                                          [ICON] (800) 225-1852

                 [This page has been left blank intentionally.]

--------------------------------------------------------------------------------

THE PRUDENTIAL MUTUAL FUND FAMILY
--------------------------------------------------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Please read the prospectus carefully before you invest or send money.

STOCK FUNDS
PRUDENTIAL DISTRESSED SECURITIES FUND, INC.
PRUDENTIAL EMERGING GROWTH FUND, INC.
PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL EQUITY INCOME FUND
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL SMALL-CAP INDEX FUND
  PRUDENTIAL STOCK INDEX FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL JENNISON GROWTH FUND
  PRUDENTIAL JENNISON GROWTH & INCOME FUND
PRUDENTIAL MID-CAP VALUE FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SECTOR FUNDS, INC.
  PRUDENTIAL FINANCIAL SERVICES FUND
  PRUDENTIAL HEALTH SCIENCES FUND
  PRUDENTIAL TECHNOLOGY FUND
  PRUDENTIAL UTILITY FUND
PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
PRUDENTIAL SMALL COMPANY VALUE FUND, INC.
PRUDENTIAL TAX-MANAGED EQUITY FUND
PRUDENTIAL 20/20 FOCUS FUND
NICHOLAS-APPLEGATE FUND, INC.
  NICHOLAS-APPLEGATE GROWTH EQUITY FUND

TARGET FUNDS


  LARGE CAPITALIZATION GROWTH FUND


  LARGE CAPITALIZATION VALUE FUND


  SMALL CAPITALIZATION GROWTH FUND


  SMALL CAPITALIZATION VALUE FUND

ASSET ALLOCATION/BALANCED FUNDS
PRUDENTIAL BALANCED FUND
PRUDENTIAL DIVERSIFIED FUNDS
  CONSERVATIVE GROWTH FUND
  MODERATE GROWTH FUND
  HIGH GROWTH FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL ACTIVE BALANCED FUND
GLOBAL FUNDS
GLOBAL STOCK FUNDS
PRUDENTIAL DEVELOPING MARKETS FUND
  PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
  PRUDENTIAL LATIN AMERICA EQUITY FUND
PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL GLOBAL GENESIS FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL EUROPE INDEX FUND
  PRUDENTIAL PACIFIC INDEX FUND
PRUDENTIAL NATURAL RESOURCES FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.
  GLOBAL SERIES
  INTERNATIONAL STOCK SERIES
GLOBAL UTILITY FUND, INC.

TARGET FUNDS


  INTERNATIONAL EQUITY FUND


GLOBAL BOND FUNDS
PRUDENTIAL GLOBAL LIMITED MATURITY FUND, INC.
  LIMITED MATURITY PORTFOLIO

-------------------------------------------------------------------
36  COMMAND FUNDS                                          [ICON] (800) 225-1852

THE PRUDENTIAL MUTUAL FUND FAMILY
--------------------------------------------------------------------------------

PRUDENTIAL INTERMEDIATE GLOBAL
  INCOME FUND, INC.
PRUDENTIAL INTERNATIONAL BOND FUND, INC.

PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.

BOND FUNDS
TAXABLE BOND FUNDS
PRUDENTIAL DIVERSIFIED BOND FUND, INC.
PRUDENTIAL GOVERNMENT INCOME FUND, INC.
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  SHORT-INTERMEDIATE TERM SERIES
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL BOND MARKET INDEX FUND
PRUDENTIAL STRUCTURED MATURITY FUND, INC.
  INCOME PORTFOLIO

TARGET FUNDS


  TOTAL RETURN BOND FUND


TAX-EXEMPT BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA SERIES
  CALIFORNIA INCOME SERIES
PRUDENTIAL MUNICIPAL BOND FUND
  HIGH INCOME SERIES
  INSURED SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  FLORIDA SERIES
  MASSACHUSETTS SERIES
  NEW JERSEY SERIES
  NEW YORK SERIES
  NORTH CAROLINA SERIES
  OHIO SERIES
  PENNSYLVANIA SERIES
PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
  LIQUID ASSETS FUND
  NATIONAL MONEY MARKET FUND
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  MONEY MARKET SERIES
  U.S. TREASURY MONEY MARKET SERIES
PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
  MONEY MARKET SERIES
PRUDENTIAL MONEYMART ASSETS, INC.

TAX-FREE MONEY MARKET FUNDS
PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA MONEY MARKET SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  CONNECTICUT MONEY MARKET SERIES
  MASSACHUSETTS MONEY MARKET SERIES
  NEW JERSEY MONEY MARKET SERIES
  NEW YORK MONEY MARKET SERIES


COMMAND FUNDS


COMMAND MONEY FUND


COMMAND GOVERNMENT FUND


COMMAND TAX-FREE FUND


INSTITUTIONAL MONEY MARKET FUNDS
PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
  INSTITUTIONAL MONEY MARKET SERIES

--------------------------------------------------------------------------------

FOR MORE INFORMATION:
--------------------------------------------------------------------------------

Please read this prospectus before you invest in a Fund and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 417-7555
  (if calling from outside the U.S.)

--------------------------------
Outside Brokers Should Contact:
PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769

------------------------------------
Visit Prudential's Web Site At:
http://www.prudential.com

--------------------------------
Additional information about the Funds can be obtained without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL
  INFORMATION (SAI)
 (incorporated by reference into this prospectus)


ANNUAL REPORT


SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-6009
  (The SEC charges a fee to copy documents.)

In Person:
Public Reference Room in
Washington, DC
  (For hours of operation, call (800) SEC-0330.)

Via the Internet:
http://www.sec.gov

--------------------------------

CUSIP Numbers:


COMMAND Money Fund:
20050F-10-3



COMMAND Tax-Free Fund:
20050R-10-7



COMMAND Government Fund:
20050D-10-8



Investment Company Act File Nos:
COMMAND Money Fund:
811-3253



COMMAND Tax-Free Fund:
811-3252



COMMAND Government Fund:
811-3251


                                         [LOGO] Printed on Recycled Paper

                               COMMAND MONEY FUND
                             COMMAND TAX-FREE FUND
                            COMMAND GOVERNMENT FUND


                      Statement of Additional Information
                             dated October 1, 1999


    COMMAND Money Fund, COMMAND Tax-Free Fund and COMMAND Government Fund, are each open-end, diversified, management investment companies (each a Fund and collectively, the Funds). Shares of each Fund are available for purchase only by participants in the COMMAND-SM- Account and COMMAND Plus-SM- Account Programs (collectively, the COMMAND program) which are available through Prudential Securities Incorporated, and participants in the Prudential BusinessEdge-SM-Account Program (the BusinessEdge program), which is available through either Prudential Securities Incorporated or Pruco Securities Corporation.

    The investment objective of COMMAND Money Fund is high current income, preservation of capital and maintenance of liquidity. The investment objective of COMMAND Tax-Free Fund is high current income that is exempt from federal income taxes, consistent with the maintenance of liquidity and preservation of capital. The investment objective of COMMAND Government Fund is high current income, preservation of capital and maintenance of liquidity. There can be no assurance that any Fund's investment objective will be achieved. See "How the Funds Invest" in the Prospectus and "Description of the Funds, Their Investments and Risks."

    The Funds' address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and their telephone number is (800) 225-1852.


    This Statement of Additional Information sets forth information about each of the Funds. This Statement of Additional Information is not a prospectus and should be read in conjunction with the combined Prospectus for the Funds, dated October 1, 1999, a copy of which may be obtained from the Funds upon request.


    Investors should be aware that COMMAND Program and BusinessEdge Program accounts are not bank accounts. As with any investment in securities, the value of a participant's investment in the COMMAND Program or the BusinessEdge Program will fluctuate.

                               TABLE OF CONTENTS


                                                                           PAGE
                                                                          ------
The Funds' History......................................................     B-2
Description of the Funds, Their Investments and Risks...................     B-2
Investment Restrictions.................................................     B-7
Management of the Funds.................................................    B-10
Control Persons and Principal Holders of Securities.....................    B-13
Investment Advisory and Other Services..................................    B-14
Brokerage Allocation and Other Practices................................    B-17
Securities and Organization.............................................    B-18
Purchase and Redemption of Fund shares..................................    B-19
Net Asset Value.........................................................    B-20
Taxes, Dividends and Distributions......................................    B-20
Calculation of Yield....................................................    B-22
Issuance of Fund Shares for Securities..................................    B-23
Description of Securities Ratings.......................................    B-23
Financial Statements - Command Money Fund...............................
Report of Independent Accountants.......................................
Financial Statements - Command Tax-Free Fund............................
Report of Independent Accountants.......................................
Financial Statements - Command Government Fund..........................
Report of Independent Accountants.......................................
Notes to Financial Statements...........................................
Appendix I - General Investment Information.............................     I-1
Appendix II - Information Relating to Prudential........................    II-1

                               THE FUNDS' HISTORY

    Each of the Funds was organized under the laws of Massachusetts on June 5, 1981, as an unincorporated business trust.

             DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS

(a) CLASSIFICATION. Each Fund is a diversified open-end management investment company.

(b) INVESTMENT STRATEGIES AND RISKS.

    The investment objective of COMMAND Money Fund is high current income, preservation of capital and maintenance of liquidity. The investment objective of COMMAND Tax-Free Fund is high current income that is exempt from federal income taxes, consistent with the maintenance of liquidity and preservation of capital. The investment objective of COMMAND Government Fund is high current income, preservation of capital and maintenance of liquidity. There can be no assurance that any Fund's investment objective will be achieved. While the principal investment policies and strategies for seeking to achieve each Fund's objective are described in the Prospectus, a Fund may from time to time also utilize the securities, instruments, policies and strategies described below in seeking to achieve its objective. A Fund may not be successful in achieving its objective and you can lose money.

MUNICIPAL DEBT OBLIGATIONS (COMMAND TAX-FREE FUND)

    COMMAND Tax-Free Fund may purchase municipal debt obligations which include, but are not limited to, those described below. The Fund intends to invest in securities that are currently available, or which may be developed in the future, and are appropriate to allow the Fund's investment adviser to pursue the Fund's investment objectives.

    MUNICIPAL BONDS. Municipal Bonds may be general obligation or revenue bonds.

    General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Municipal Bonds are generally issued to obtain funds for various public purposes, including construction of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. They may also be issued to refund outstanding obligations, to meet general operating expenses or to obtain funds to lend to other public institutions and facilities.

    Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source but not from the general taxing power. Some municipal revenue bonds also include bonds issued through or on behalf of public authorities in order to obtain funds with which to provide privately operated housing facilities, sports facilities, pollution control facilities, convention or trade show facilities, industrial, port or parking facilities and facilities for water supply, gas, electricity or waste disposal. The bonds typically are revenue bonds and generally do not carry the pledge of the issuing authority's credit.

    MUNICIPAL NOTES. Municipal Notes are short-term obligations generally with a maturity, at the time of issuance, ranging from six months to three years. The principal types of Municipal Notes include tax anticipation notes, bond anticipation notes and revenue anticipation notes. Municipal Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues, are usually general obligations of the issuing municipality or agency.

    Municipal Notes also include tax-exempt or municipal commercial paper, which is likely to be issued to meet seasonal working capital needs of a municipality or interim construction financing and to be paid from general revenues of the municipality or refinanced with long-term debt. In most cases municipal commercial paper may be backed by letters of credit, lines of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

    The Fund may invest up to 20% of its net assets in Municipal Bonds and Municipal Notes, the interest on which would be a preference item for purposes of the federal alternative minimum tax.

    The Fund will treat an investment in a municipal security refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements of Rule 2a-7.

    MUNICIPAL ASSET BACKED SECURITIES. The Fund may purchase municipal asset backed securities. These securities are debt obligations, oftentimes issued through a trust or other investment vehicles, that are backed by municipal debt obligations and accompanied by a liquidity facility to comply with Rule 2a-7. These trusts or other investment vehicles represent investment companies. Unlike investments in CMOs, the Fund's investment in securities of such issuers are subject to limitations imposed by the Investment Company Act. The Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

BANK OBLIGATIONS (COMMAND MONEY FUND).

    The COMMAND Money Fund may invest in obligations (including time deposits, certificates of deposit and bankers acceptances) of commercial banks, savings banks and savings and loan associations having, at the time of investment, total assets of $1 billion or more. The COMMAND Money Fund may invest in U.S. dollar-denominated obligations of domestic banks, foreign branches of U.S. banks, foreign banks and U.S. and foreign branches of foreign banks and instruments secured by such obligations. The COMMAND Money Fund may invest more than 25% of its total assets in money market instruments of domestic banks (including U.S. branches of foreign banks that are subject to the same regulation as U.S. banks and foreign branches of domestic banks, provided the domestic bank is unconditionally liable in the event of the failure of the foreign branch to make payment on its instruments for any reason).

OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES AND INSTRUMENTALITIES (COMMAND MONEY FUND AND COMMAND GOVERNMENT FUND)

    Obligations issued or guaranteed as to principal and interest by the U.S. Government may be acquired by COMMAND Money Fund and COMMAND Government Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain United States Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" (TIGRs) and "Certificates of Accrual on Treasury Securities" (CATS).

    The Funds may also invest in Treasury Inflation Protected Securities, known as "TIPS," if these securities are deemed to comply with the requirements of Rule 2a-7.

    OTHER INVESTMENTS APPLICABLE TO THE COMMAND GOVERNMENT FUND. The COMMAND Government Fund may also invest in obligations of the International Bank for Reconstruction and Development (World Bank), which is not a U.S. Government agency or instrumentality. World Bank obligations are supported by appropriated but unpaid commitments of its member countries. There is no assurance that these commitments will be honored in the future.

FLOATING RATE AND VARIABLE RATE SECURITIES

    Each Fund may purchase "floating rate" and "variable rate" securities. Investments in floating or variable rate securities normally will involve securities which provide that the rate is set as a spread to a designated base rate or index rate, such as rates on Treasury bills or LIBOR (London Interbank Offered Rate) index, and, in some cases, that the purchaser can demand payment of the obligation at specified intervals or after a specified notice period (in each case a period of less than thirteen months) at par plus accrued interest. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base rate or index rate.

DEMAND FEATURES AND/OR GUARANTEES

    Each Fund may purchase securities subject to demand features and/or guarantees. A demand feature supporting a money market fund instrument can be relied upon in a number of respects. First, the demand feature can be relied upon to SHORTEN THE MATURITY of the underlying instrument. Second, the demand feature, if unconditional, can be used to EVALUATE THE CREDIT QUALITY of the underlying security. This means that the credit quality of the underlying security can be based solely on the credit quality of the unconditional demand feature supporting that security.

    A GUARANTEE is a form of unconditional credit support that may include, for example, bond insurance, a letter of credit, and an unconditional demand feature. A Fund holding a security subject to a guarantee may determine the credit quality of the underlying security solely on the basis of the credit quality of the supporting guarantee.

    Each Fund may invest in securities directly issued by, or supported by, a demand feature provider or guarantor. Investment Company Act Rule 2a-7 currently limits each Fund's investment in demand features and guarantees that are "second tier securities" under the Rule; that is, those securities that are rated in the second highest category by a specified number of rating organizations. Specifically, Rule 2a-7 provides that a money market fund cannot invest more than 5% of its total assets in securities directly issued by or supported by second tier demand features or guarantees that are issued by the same entity. Each Fund is limited to invest no more than 5% of its total assets in second tier securities, with no more than 1% of its total assets or one million dollars, whichever is greater, in any single second tier issuer. If the limitations described in Rule 2a-7 are changed, each of the Funds will comply with the amended limitation.

LENDING OF SECURITIES (COMMAND MONEY FUND AND COMMAND GOVERNMENT FUND)

    Consistent with applicable regulatory requirements, COMMAND Money Fund and COMMAND Government Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans for each Fund do not exceed in the aggregate 10% of the value of the respective Fund's total assets and provided that such loans are callable at any time by such Fund and are at all times secured by cash or U.S. Government securities that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that a Fund continues to receive payments in lieu of the interest on the loaned securities, while at the same time earning interest either directly from the borrower or on the cash collateral which will be invested in short-term obligations. Any voting rights, or rights to consent, relating to the securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so securities may be voted by one or more of the Fund, as applicable.

    A loan may be terminated by the borrower on one business day's notice or by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Trustees of the applicable Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to that Fund.

    Each Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

ILLIQUID SECURITIES


    Each of the Funds may not hold more than 10% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale and repurchase agreements which have a maturity of longer than seven days. If a Fund were to exceed this limit, the Fund's investment adviser would take reasonable measures to reduce the Fund's holdings in illiquid securities to no more than 10% of its net assets within seven days, including the sale of such securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable securities having a demand feature of longer than seven days, and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


    However, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such securities.

    Rule 144A of the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid under procedures established by the Board of Trustees. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Trustees. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements and variable rate demand obligations ("VRDOs") subject to demand are deemed to have a maturity equal to the notice period.

BORROWING

    COMMAND Money Fund and COMMAND Government Fund may each borrow (including through entering reverse repurchase agreements) up to 20% of the value of its total assets (computed at the time the loan is made) from banks for temporary, extraordinary or emergency purposes. COMMAND Tax-Free Fund may borrow (including through entering reverse repurchase agreements) up to 5% of the value of its total assets (computed at the time the loan is made) from banks for temporary, extraordinary or emergency purposes. A Fund will not purchase portfolio securities if its borrowings (other than permissible securities loans) exceed 5% of its total assets.

REPURCHASE AGREEMENTS

    Each Fund may purchase securities and concurrently enter into "repurchase agreements" with the seller, whereby the seller agrees to repurchase such securities at a specified price within a specified time (generally seven days or less). The repurchase agreements provide that the Fund will sell the underlying instruments back to the dealer or the bank at the specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The difference between the purchase price and the resale price represents the interest earned by the Fund, which is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price which, in the case of COMMAND Government Fund and COMMAND Money Fund, will be U.S. Government obligations. Such collateral will be held by the Fund's Custodian or a sub-custodian in a tri-party repurchase agreement, either physically or in a book-entry account.


    A Fund will enter into repurchase transactions only with parties which meet creditworthiness standards approved by the Fund's Board of Trustees. Each Fund's investment adviser monitors the creditworthiness of such parties under the general supervision of the Board of Trustees. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the resale price, the Fund will suffer a loss. When the financial institution that is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of a Fund is unsettled. As a result, under these circumstances, there may be a restriction on the Fund's ability to sell the collateral, and the Fund could suffer a loss.

    Each Fund may participate in a joint trading account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM or the Manager) pursuant to an order of the Securities and Exchange Commission. The order allows the Fund, along with other investment companies managed by PIFM, to jointly engage in repurchase agreement transactions. Pursuant to the order, on a daily basis, any uninvested cash balances of a Fund may be aggregated with those of such other investment companies and invested in one or more repurchase agreements. Each Fund participates in the income earned or accrued in the joint account based on the percentage of its investment. In connection with transactions in repurchase agreements with U.S. financial institutions, it is each Fund's policy that its custodian or designated subcustodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which equals or exceeds the resale price of the agreement. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

REVERSE REPURCHASE AGREEMENTS

    Reverse repurchase agreements have the characteristics of borrowing and involve the sale of securities held by a Fund with an agreement to repurchase the securities at a specified price, date and interest payment. Each Fund intends only to use the reverse repurchase technique when it will be to its advantage to do so. These transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. A Fund may be unable to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of the Fund's portfolio. The Fund's Custodian will maintain in a segregated account cash, or other liquid assets, maturing not later than the expiration of the reverse repurchase agreements and having a value equal to or greater than such commitments.

PUTS

    The COMMAND Tax-Free Fund may purchase Municipal Bonds or Municipal Notes together with the right to resell the Bonds or Notes at an agreed-upon price or yield within a specified period prior to the maturity date of the Bonds or Notes. Similarly, the COMMAND Government Fund and the COMMAND Money Fund may purchase securities together with the right to resell the securities at an agreed-upon price or yield within a specified period prior to the maturity date of the security. Such a right to resell is commonly known as a "put," and the aggregate price which the COMMAND Tax-Free Fund pays for Municipal Bonds or Municipal Notes with puts and which the COMMAND Government Fund and the COMMAND Money Fund pay for securities with puts may be higher than the price which otherwise would be paid for the Bonds or Notes or securities, as the case may be. Consistent with the investment objectives of each Fund and subject to the supervision of the Trustees, the purpose of this practice is to permit each Fund to be fully invested while preservng the necessary liquidity to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of each Fund's shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in the event the investment adviser revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise in such circumstances, the investment adviser considers, among other things, the amount of cash available to each Fund, the expiration dates of the available puts, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in each Fund's portfolio.

    Each Fund values instruments which are subject to puts at amortized cost; no value is assigned to the put. The cost of the put is carried as an unrealized loss from the time of purchase until it is exercised or expires.

    Since the value of the put is dependent on the ability of the put writer to meet its obligation to repurchase, each Fund's policy is to enter into put transactions only with such brokers, dealers or financial institutions which present minimal credit risks. There is a credit risk associated with the purchase of puts in that the broker, dealer or financial institution might default on its obligation to repurchase an underlying security. In the event such a default should occur, each Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from the broker, dealer or financial institution.

    The COMMAND Tax-Free Fund has received an exemptive order from the SEC which permits the Fund to purchase puts from broker-dealers.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    Each Fund may purchase securities on a "when-issued" or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Each Fund will limit such purchases to those which the date of delivery and payment falls within 90 days of the date of the commitment. A Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. The Funds' Custodian will segregate cash or other liquid assets having a value equal to or greater than a Fund's purchase commitments. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement.

                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of a Fund. A "majority of the outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

COMMAND MONEY FUND

    The investment restrictions of the COMMAND Money Fund provide that the Fund may not:

     1. Borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests, which might otherwise require the untimely disposition of securities, and borrowing in the aggregate may not exceed 20%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the COMMAND Money Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made, except that these borrowing restrictions do not apply to reverse repurchase agreements. The COMMAND Money Fund will not purchase securities while borrowings are outstanding;

     2. Make loans to others, except through the purchase of debt obligations, repurchase agreements and loans of portfolio securities limited to 10% of the value of the COMMAND Money Fund's total assets;

     3. Purchase or sell real estate or real estate mortgage loans; however, the COMMAND Money Fund may purchase marketable securities issued by companies which invest in real estate or interests therein;

     4. Purchase securities on margin or sell short;

     5. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 10% of the value of its net assets but only to secure permitted borrowings of money;

     6. Issue senior securities as defined in the Investment Company Act except insofar as the COMMAND Money Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement or reverse repurchase agreement; (b) permitted borrowings of money; or (c) purchasing securities on a when-issued or delayed delivery basis;

     7. Purchase or sell commodities or commodity futures contracts, or oil, gas, or mineral exploration or development programs;

     8. Underwrite securities of other issuers;

     9. Purchase the securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets;

    10. Purchase securities of any issuer for the purpose of exercising control or management;

    11. Purchase any securities, other than obligations of the U.S. Government, its agencies or instrumentalities, if, as a result, with respect to 75% of the value of the COMMAND Money Fund's total assets, more than 5% of the value of the COMMAND Money Fund's total assets would be invested in the securities of a single issuer;

    12. Purchase any securities (other than obligations of the U.S. Government, its agencies and instrumentalities) if as a result 25% or more of the value of the COMMAND Money Fund's total assets (determined at the time of investment) would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to money market instruments of domestic banks. For purposes of this exception, domestic banks shall include all banks which are organized under the laws of the United States or a state (as defined in the Investment Company Act), U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks (as permitted by SEC regulation); and

    13. Enter into reverse repurchase agreements if, as a result thereof, the COMMAND Money Fund's obligations with respect to reverse repurchase agreements would exceed one-third of the COMMAND Money Fund's net assets (defined to be total assets, taken at market value, less liabilities other than reverse repurchase agreements).

    For purposes of investment limitation number 11, the COMMAND Money Funds' compliance with Investment Company Act Rule 2a-7's diversification requirements is deemed to constitute compliance with the stated diversification restriction, which reflects the requirements of Section 5(b)(1) of the Investment Company Act.


    Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take action within three days to reduce its borrowings, as required by applicable law. Loans of portfolio securities and reverse repurchase agreements will not cumulatively exceed one-third of the Fund's net assets.


COMMAND TAX-FREE FUND

    The investment restrictions of the COMMAND Tax-Free Fund provide that the Fund may not:

     1. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of a single issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities or secured by such obligations);

     2. Concentrate more than 25% of its total assets in securities of governmental units located in any one state, territory or possession of the United States. The COMMAND Tax-Free Fund may invest more than 25% of its total assets in industrial development and pollution control obligations whether or not the users of facilities financed by such obligations are in the same industry;

     3. Make short sales of securities;

     4. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions;

     5. Issue senior securities, except by purchasing securities on a when-issued or delayed delivery basis, or borrow money, except that the COMMAND Tax-Free Fund may borrow for temporary purposes in amounts not exceeding 5% of the market or other fair value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed). Any such borrowings will be made only from banks. The COMMAND Tax-Free Fund would maintain, in a segregated account with its custodian, liquid assets equal in value to the amount owed. The COMMAND Tax-Free Fund will not purchase securities while borrowings are outstanding;

     6. Pledge its assets or assign or otherwise encumber them in excess of 10% of its net assets (taken at market or other fair value at the time of pledging) and then only to secure permitted borrowings of money;

     7. Engage in the underwriting of securities;

     8. Purchase or sell real estate or real estate mortgage loans, although it may purchase Municipal Bonds or Notes secured by interests in real estate;

     9. Make loans of money or securities. The purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan;

    10. Invest in securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation, or acquisition;

    11. Invest for the purpose of exercising control or management of another company;

    12. Write, purchase or sell puts, calls, or combinations thereof, except that it may obtain rights to resell Municipal Bonds and Notes, as set forth in the Prospectus and/or in this Statement of Additional Information;

    13. Purchase industrial revenue bonds if, as a result of such purchase, more than 5% of total COMMAND Tax-Free Fund assets would be invested in industrial revenue bonds where payment of principal and interest are the responsibility of companies with less than three years of operating history; and

    14. Purchase or sell commodities or commodity futures contracts, or oil, gas, or mineral exploration or development programs.

    For purposes of investment limitation number 1, the COMMAND Tax-Free Funds' compliance with Investment Company Act Rule 2a-7's diversification requirements is deemed to constitute compliance with the stated diversification restriction, which reflects the requirements of Section 5(b)(1) of the Investment Company Act.

    The COMMAND Tax-Free Fund has reserved freedom to invest more than 25% of its total assets in industrial development and pollution control obligations whether or not the users of facilities financed by such obligations are in the same industry. See Investment Restriction No. 2. The COMMAND Tax-Free Fund, however, will not invest more than 25% of the value of its assets in obligations of private (I.E., non-governmental) issuers in the same industry.


    Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take action within three days to reduce its borrowings, as required by applicable law.


COMMAND GOVERNMENT FUND

    The investment restrictions of the COMMAND Government Fund provide that the Fund may not:

     1. Borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; borrowing in the aggregate may not exceed 20%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the COMMAND Government Fund's total assets (including the amount borrowed), less liabilities (not including the amount borrowed) at the time the borrowing is made; the COMMAND Government Fund will not purchase securities while borrowings are outstanding;

     2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 10% of the value of its net assets but only to secure permitted borrowings of money;

     3. Make loans to others, except through the purchase of the debt obligations and repurchase agreements and loans of portfolio securities referred to under "How the Funds Invest--Other Investments." Loans of portfolio securities will be limited to 10% of the value of the Government Fund's total assets and will be made according to guidelines established by the Trustees, including maintenance of collateral of the borrower equal at all times to the current market value of the securities loaned;

     4. Purchase or sell real estate or real estate mortgage loans;

     5. Purchase securities on margin or sell short;

     6. Purchase or sell commodities or commodity futures contracts, or oil, gas, or mineral exploration or development programs;

     7. Underwrite securities of other issuers;

     8. Purchase the securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets; and

     9. Issue senior securities as defined in the Investment Company Act except insofar as the COMMAND Government Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) permitted borrowings of money; or (c) purchasing securities on a when-issued or delayed delivery basis.

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that a Fund's asset coverage for borrowings falls below 300%, the Fund will take action to reduce its borrowings within three days, as required by applicable law. Loans of portfolio securities will not cumulatively exceed one-third of the Fund's net assets.

                             MANAGEMENT OF THE FUND

(a) TRUSTEES

    Each Fund has Trustees who, in addition to overseeing the actions of each Fund's Manager, Subadviser, and Distributor, decide upon matters of general policy.

    The Trustees also review the actions of the officers of each Fund, who conduct and supervise the daily business operations of the Fund.

(b) MANAGEMENT INFORMATION-TRUSTEES AND OFFICERS

                                  POSITION
                                  WITH THE                   PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE (1)           TRUST                    AND OTHER AFFILIATIONS
------------------------------  -------------  --------------------------------------------------
Edward D. Beach (74)            Trustee        President and Director of BMC Fund, Inc., a
                                               closed-end investment company; previously Vice
                                               Chairman of Broyhill Furniture Industries, Inc.,
                                               Certified Public Accountant; Secretary and
                                               Treasurer of Broyhill Family Foundation, Inc.;
                                               Member of the Board of Trustees of Mars Hill
                                               College; and Director of The High Yield Income
                                               Fund, Inc.
Delayne Dedrick Gold (60)       Trustee        Marketing and Management Consultant; Director of
                                               The High Yield Income Fund, Inc.

                                  POSITION
                                  WITH THE                   PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE (1)           TRUST                    AND OTHER AFFILIATIONS
------------------------------  -------------  --------------------------------------------------
*Robert F. Gunia (52)           Trustee        Vice President (since September 1997) of
                                               Prudential Investments; Executive Vice President
                                               and Treasurer (since December 1996) of Prudential
                                               Investments Fund Management LLC (PIFM); Senior
                                               Vice President (since March 1987) of Prudential
                                               Securities Incorporated (Prudential Securities);
                                               formerly Chief Administrative Officer (July
                                               1990-September 1996), Director (January
                                               1989-September 1996) and Executive Vice President,
                                               Treasurer and Chief Financial Officer (June
                                               1987-September 1996) of Prudential Mutual Fund
                                               Management, Inc. (PMF); Vice President and
                                               Director (since May 1989) of The Asia Pacific
                                               Fund, Inc.; Director of The High Yield Income
                                               Fund, Inc.
Robert E. LaBlanc (64)          Trustee        President (since 1981) of Robert E. LaBlanc
                                               Associates, Inc. (telecommunications); formerly
                                               General Partner at Salomon Brothers; and
                                               Vice-Chairman of Continental Telecom; Director of
                                               Storage Technology Corporation, Titan Corporation,
                                               Salient 3 Communications, Inc. and Tribune
                                               Company; and Trustee of Manhattan College.
*David R. Odenath, Jr. (42)     Trustee        Officer in Charge, President, Chief Executive
                                               Officer and Chief Operating Officer (since June
                                               1999), Prudential Investments Fund Management LLC
                                               (PIFM); Senior Vice President (since June 1999),
                                               The Prudential Insurance Company of America
                                               (Prudential); Senior Vice President (August 1993 -
                                               May 1999), Paine Webber.
Robin B. Smith (59)             Trustee        Chairman and Chief Executive Officer (since August
                                               1996) of Publishers Clearing House; formerly
                                               President and Chief Executive Officer (January
                                               1988-August 1996) and President and Chief
                                               Operating Officer (September 1981-December 1988)
                                               of Publishers Clearing House; Director of
                                               BellSouth Corporation, Texaco Inc., Springs
                                               Industries Inc., and Kmart Corporation.
Langdon R. Stevenson (64)       Trustee        Independent Contractor to the American Birding
                                               Association; Director, Point Reyes Bird
                                               Observatory; former Treasurer and Development
                                               Director of American Birding Association Inc.;
                                               faculty member (economics and history) Hackley
                                               School, Tarrytown, New York; Senior Vice President
                                               (1985-1989) and Director (1978-1986) of Prudential
                                               Securities; President of P-B Trade Finance Ltd.
                                               (1985-1987).
Stephen Stoneburn (55)          Trustee        President and Chief Executive Officer (since June
                                               1996) of Quadrant Media Corp. (a publishing
                                               company); formerly President (June 1995-June 1996)
                                               of Argus Integrated Media, Inc.; Senior Vice
                                               President and Managing Director (January
                                               1993-1995) of Cowles Business Media; Senior Vice
                                               President (January 1991-1992) and Publishing Vice
                                               President (May 1989-December 1990) of Gralla
                                               Publications (a division of United Newspapers,
                                               U.K.); and Senior Vice President of Fairchild
                                               Publications, Inc.

                                  POSITION
                                  WITH THE                   PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE (1)           TRUST                    AND OTHER AFFILIATIONS
------------------------------  -------------  --------------------------------------------------
*John R. Strangfeld (45)        Trustee and    Chief Executive Officer, Chairman, President and
                                President      Director of The Prudential Investment Corporation
                                               (since January 1990); Executive Vice President of
                                               the Prudential Global Asset Management Group of
                                               Prudential (since February of 1998); Chairman of
                                               Pricoa Capital Group (since August 1989); Chief
                                               Executive Officer of Private Asset Management
                                               Group of Prudential (November 1994-December 1998).
Nancy H. Teeters (67)           Trustee        Economist; Director of Inland Steel Industries;
                                               formerly, Vice President and Chief Economist of
                                               International Business Machines; Member of the
                                               Board of Governors of the Federal Reserve System;
                                               Governor of the Horace H. Rackham School of
                                               Graduate Studies of the University of Michigan;
                                               Assistant Director of the Committee on the Budget
                                               of the US House of Representatives; Senior Fellow
                                               at the Library of Congress; Senior Fellow at the
                                               Brookings Institution; staff at Office of
                                               Management and Budget, Council of Economic
                                               Advisors and the Federal Reserve Board.
Robert C. Rosselot (39)         Secretary      Assistant General Counsel (since September 1997)
                                               of PIFM; formerly, partner with the firm of Howard
                                               & Howard, Bloomfield Hills, Michigan (December
                                               1995-September 1997) and Corporate Counsel
                                               (September 1990-December 1995) of Federated
                                               Investors.
Grace C. Torres (40)            Treasurer and  First Vice President (since December 1996) of
                                Principal      PIFM; First Vice President (since March 1994) of
                                Financial and  Prudential Securities; formerly First Vice
                                Accounting     President (March 1994-September 1996) of
                                Officer        Prudential Mutual Fund Management, Inc. and Vice
                                               President (July 1989-March 1994) of Bankers Trust
                                               Corporation.
Stephen M. Ungerman (45)        Assistant      Vice President and Tax Director (since March 1996)
                                Treasurer      of Prudential Investments; formerly First Vice
                                               President of Prudential Mutual Fund Management,
                                               Inc. (February 1993-September 1996).


------------
(1) Unless otherwise noted, the address for each of the above persons is c/o Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

* "Interested" Trustee of the Funds, as defined in the Investment Company Act of 1940 (the Investment Company Act).

    Trustees and officers of the Funds are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Investment Management Services LLC.

    The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Trustees who were age 68 or older as of December 31, 1993. Under this phase-in provision, Mr. Beach is scheduled to retire on December 31, 1999.

    Pursuant to the terms of the Management Agreements with each Fund, the Manager pays all compensation of officers of the Fund as well as the fees and expenses of all Trustees of the Fund who are affiliated persons of the Manager.

    Each Fund pays each of its Trustees who is not an affiliated person of PIFM or Prudential Investments (PI) annual compensation as follows: COMMAND Money
Fund: $5,500, COMMAND Tax-Free Fund: $3,000 and COMMAND Government Fund: $2,500, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Trustee may change as a result of the introduction of additional funds on the board of which the Trustee will be asked to serve.

    Trustees may receive their Trustee's fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, each Fund accrues daily the amount of such Trustee's fees in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return of the Fund (the Fund Rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. Each Fund's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Fund.

    The following table sets forth the aggregate compensation paid by the Funds to the Trustees who are not affiliated with the Manager for the fiscal year ended June 30, 1999, and the aggregate compensation paid to such Trustees for service on the Fund's Board and that of all other funds managed by PIFM (Fund Complex) for the calendar year ended December 31, 1998.

                               COMPENSATION TABLE


                                                             PENSION OR
                                                             RETIREMENT                         APPROXIMATE
                                                              BENEFITS       ESTIMATED       COMPENSATION FROM
                                              AGGREGATE      ACCRUED AS        ANNUAL      TRUST AND PRUDENTIAL
                                             COMPENSATION  PART OF TRUST   BENEFITS UPON   FUND COMPLEX PAID TO
NAME AND POSITION                             FROM TRUST      EXPENSES       RETIREMENT         TRUSTEES(2)
-------------------------------------------  ------------  --------------  --------------  ---------------------
Edward D. Beach - Trustee..................   $   11,000         None            N/A        $    135,000 (44/71)*
Stephen C. Eyre - Former Trustee...........   $    5,500         None            N/A        $     45,000 (14/17)*
Delayne D. Gold - Trustee..................   $   11,000         None            N/A        $    135,000 (44/71)*
Robert F. Gunia(1) - Trustee...............           --         None            N/A                         --
Don G. Hoff - Former Trustee...............   $   11,000         None            N/A        $     45,000 (14/17)*
Robert E. LaBlanc - Trustee................   $   11,000         None            N/A        $     45,000 (14/17)*
Mendel A. Melzer(1) - Former Trustee.......           --         None            N/A                         --
Richard A. Redeker(1) - Former Trustee.....           --         None            N/A                         --
Robin B. Smith(2) - Trustee................   $   11,000         None            N/A        $     90,000 (32/41)*
Langdon R. Stevenson - Trustee.............   $   11,000         None            N/A        $       11,000 (3/3)*
Stephen Stoneburn - Trustee................   $   11,000         None            N/A        $     45,000 (14/17)*
Brian M. Storms(1) - Former Trustee........           --         None            N/A                         --
John R. Strangfeld(1) - Trustee............           --         None            N/A                         --
Nancy H. Teeters - Trustee.................   $   11,000         None            N/A        $     90,000 (26/47)*


------------
* Indicates number of funds/portfolios in Prudential Fund Complex (including the Fund) to which aggregate compensation relates.

(1) Trustees who are "interested" do not receive compensation from the Funds or any fund in the Fund Complex.


(2) Total compensation from all the funds in the Prudential Fund Complex for the calendar year ended December 31, 1998, including amounts deferred at the election of Trustees under the funds' deferred compensation plans. Including accrued interest, total deferred compensation amounted to $116,225 for Trustee Robin B. Smith. Currently, Ms. Smith has agreed to defer some of her fees at the T-Bill rate and other fees at the Fund Rate.


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


    As of September 3, 1999, the Trustees and officers of each Fund, as a group, owned less than 1% of the outstanding shares of beneficial interest of each of the Funds and there were no beneficial owners of greater than 5% of the outstanding shares of any Fund.



    As of September 3, 1999, Prudential Securities was record holder of 12,938,644,157 shares (or 100%) 1,560,000,724 shares (or 100%) and 723,869,230 shares (or 100%) of the outstanding shares of COMMAND Money Fund, COMMAND Tax-Free Fund and COMMAND Government Fund, respectively. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

                     INVESTMENT ADVISORY AND OTHER SERVICES

(a) INVESTMENT ADVISER


    The manager of each of the Funds is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Funds, comprise the Prudential Mutual Funds. See "How the Funds are Managed" in the Prospectus. As of June 30, 1999, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $72.6 billion. According to the Investment Company Institute, as of November 30, 1998, the Prudential Mutual Funds were the 18th largest family of mutual funds in the United States.


    PIFM is a subsidiary of Prudential Securities Incorporated. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

    Pursuant to the Management Agreement for each Fund (the Management Agreement), PIFM, subject to the supervision of the Funds' Board of Trustees and in conformity with the stated policies of the Funds, manages both the investment operations of each Fund and the composition of each Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Funds. PIFM also administers the Funds' business affairs and, in connection therewith, furnishes each Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Funds' custodian, and PMFS, the Funds' transfer and shareholder servicing agent. The management services of PIFM for the Funds are not exclusive under the terms of the Management Agreements and PIFM is free to, and does, render management services to others.

    The Funds pay PIFM for the services performed and the facilities furnished by PIFM fees computed daily and payable monthly as follows: COMMAND Money Fund pays fees at an annual rate of .50% of 1% of average daily net assets up to and including $500 million, .425 of 1% of the next $500 million, .375 of 1% of the next $500 million, and .35 of 1% of the Fund's average daily net assets in excess of $1.5 billion. COMMAND Tax-Free Fund pays fees at an annual rate of
 .50% of 1% of average daily net assets up to and including $500 million, .425 of 1% of the next $500 million, and .375 of 1% of the Fund's average daily net assets in excess of $1 billion. COMMAND Government Fund pays fees at an annual rate of .40% of 1% of average daily net assets up to and including $1 billion, and .375 of 1% of the Fund's average daily net assets in excess of $1 billion.

    In connection with its management of the business affairs of the Funds pursuant to the Management Agreements, PIFM bears the following expenses:

    (a) the salaries and expenses of all personnel of the Funds and the Manager, except the fees and expenses of Trustees who are not affiliated persons of PIFM or the Funds' investment adviser;

    (b) all expenses incurred by PIFM or by the Funds in connection with managing the ordinary course of the Funds' business, other than those assumed by the Funds, as described below; and

    (c) the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI, the Subadviser or the investment adviser), pursuant to subadvisory agreements on behalf of the Funds between PIFM and PI (the Subadvisory Agreements).

    Under the terms of the Management Agreement, each Fund is responsible for the payment of the following expenses, including (a) the fees or reimbursements payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated with the Manager or each Fund's investment adviser, (c) the fees and certain expenses of each Fund's Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of each Fund and of pricing each Fund's shares, (d) the charges and expenses of each Fund's legal counsel and independent accountants, (e) brokerage commissions, if any, and any issue or transfer taxes chargeable to each Fund in connection with its securities transactions, (f) all taxes and trust fees payable by a Fund to governmental agencies, (g) the fees of any trade association of which a Fund is a member, (h) the cost of share certificates, if any, representing, and/or non-negotiable share deposit receipts evidencing, shares of a Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, and paying the fees and expenses of notice filings made in accordance with state securities laws, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders,
(l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Fund's business and (m) distribution fees.

    Each Management Agreement also provides that PIFM will not be liable for any error of judgment or any loss suffered by a Fund in connection with the matters to which the Management Agreement relates except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award for damages will be limited as provided in the Investment Company Act) or a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned (as defined in the Investment Company Act), and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

    PIFM has entered into Subadvisory Agreements with PIC, doing business as PI (the Subadviser), a wholly-owned subsidiary of Prudential, on behalf of each Fund. The Subadvisory Agreements provide that PI furnish investment advisory services in connection with the investment management of the Funds. In connection therewith, PI is obligated to keep certain books and records of the Funds. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PI's performance of such services. PI is reimbursed by PIFM for its direct costs, excluding profit and overhead, incurred by PI in furnishing services to PIFM.

    The Subadviser maintains a corporate credit unit which provides credit analysis and research on taxable fixed-income securities including money market instruments. The portfolio manager consults routinely with the credit unit in managing the Funds. The credit unit, with a staff including 7 credit analysts, reviews on an ongoing basis commercial paper issuers, commercial banks, non-bank financial institutions and issuers of other taxable fixed-income obligations. Credit analysts have broad access to research and financial reports, data retrieval services and industry analysts. They maintain relationships with the management of corporate issuers and from time to time visit companies in whose securities the Funds may invest.

    Each Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the applicable Management Agreement. Each Subadvisory Agreement may be terminated by the Fund, PIFM or PI upon not more than 60 days' nor less than 30 days' written notice. Each Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

    The Management Agreement between each Fund and PIFM and the Subadvisory Agreements between PIFM and PIC were last approved by the Board of Trustees of each Fund, including a majority of the Trustees who are not parties to the contracts or interested persons of any such parties, as defined in the Investment Company Act, on May 25, 1999 and by a majority of the outstanding shares of COMMAND Government Fund and COMMAND Tax-Free Fund on August 18, 1988 and by a majority of the outstanding shares of COMMAND Money Fund on October 18, 1988.


    For the fiscal years ended June 30, 1999, 1998 and 1997, COMMAND Money Fund paid PIFM management fees of $43,127,743, $29,026,767 and $22,524,838, respectively. For the fiscal years ended June 30, 1999, 1998 and 1997, COMMAND Tax-Free Fund paid PIFM management fees of $6,685,127, $5,671,955 and $5,304,067, respectively. For the fiscal years ended June 30, 1999, 1998 and 1997, COMMAND Government Fund paid PIFM management fees of $2,959,117, $2,250,774 and $2,138,318, respectively.


(b) PRINCIPAL UNDERWRITER AND DISTRIBUTOR

    Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund.

PLANS OF DISTRIBUTION

    Pursuant to Rule 12b-1, a Distribution and Service Plan for each of the Funds (collectively, the Plans) was last approved by the vote of a majority of the Trustees, including a majority of the Trustees who are not interested persons of each Fund and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the Rule 12b-1 Trustees) at a meeting called for the purpose of voting on such Plans, on May 13, 1998. Under each Fund's Distribution and Service Plan and Distribution Agreement, each Fund pays the Distributor a distribution fee of up to 0.125% of the average daily net assets of each Fund, computed daily and payable monthly, to reimburse the Distributor for its distribution-related expenses.


    For the fiscal year ended June 30, 1999, the Distributor incurred distribution expenses of $14,956,337 for the Money Fund, $924,724 for the Government Fund and $1,936,709 for the Tax-Free Fund, all of which was recovered through the distribution fees paid by the Funds. It is estimated that of the distribution fees received by the Distributor from each Fund for the fiscal year ended June 30, 1999, commission credits to Prudential Securities branch offices for payments of commissions to account executives amounted to approximately 80% ($11,965,070) for the Money Fund; 80% ($739,780) for the Government Fund; and 80% ($1,549,367) for the Tax-Free Fund; and overhead and other branch office distribution-related expenses amounted to approximately 20% ($2,991,267) for the Money Fund; approximately 20% ($184,944) for the Government Fund; and approximately 20% ($387,342) for the Tax-Free Fund.


    The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities branch offices in connection with the sale of the Fund's shares including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies,
(b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of the Fund's shares and (d) other incidental expenses relating to branch promotion of the Fund's sales.

    Pursuant to the Plans, the Trustees are provided at least quarterly with written reports of the amounts expended under the Plans and the purposes for which such expenditures were made. The Trustees review such reports on a quarterly basis.

    The Plans provide that they will continue in effect from year to year, provided each such continuance is approved annually by a vote of the Trustees of each of the Funds in the manner described above. The Plans may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the respective Funds, and all material amendments of the Plans must also be approved by the Trustees in the manner described above. The Plans may be terminated at any time, without payment of any penalty, by vote of a majority of the Rule 12b-1 Trustees, or by a vote of a majority of the outstanding voting securities of the Funds (as defined in the Investment Company Act) on not more than 30 days' written notice to any other party to the Plans. The Plans will automatically terminate in the event of an assignment (as defined in the Investment Company Act). So long as the Plans are in effect, the selection and nomination of Trustees who are not interested persons of the Funds shall be committed to the discretion of the Trustees who are not interested persons. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. In the Trustees' quarterly review of the Plans, they consider the continued appropriateness of such Plans and the level of compensation provided therein. Each Distribution Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days', nor less than 30 days', written notice.

    In the respective Distribution Agreements, the Funds have agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act.

(c) OTHER SERVICE PROVIDERS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for each Fund's portfolio securities, and in that capacity maintains cash and certain financial and accounting books and records pursuant to an agreement with each Fund.

    Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Shareholder Servicing Agent of each Fund. It is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. In connection with the transfer agency services rendered by PMFS to the Fund, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually established account and a monthly inactive balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses, and other costs. For the fiscal year ended June 30, 1999, fees of approximately $3,698,400, $186,300 and $103,700 were incurred by COMMAND Money Fund, COMMAND Tax-Free Fund and COMMAND Government Fund, respectively, for such services.



    PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as each Fund's independent public accountants, and in that capacity audits the annual financial statements of each Fund.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

    The Manager is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. (For purposes of this section, the term "Manager" includes the Subadviser.) The Funds do not normally incur any brokerage commission expense on such transactions. In the market for money market instruments, securities are generally traded on a "net" basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. Portfolio securities may not be purchased from any underwriting or selling syndicate of which the Distributor, or an affiliate (including Prudential Securities), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company
Act), except in accordance with rules of the SEC. The Funds will not deal with the Distributor or its affiliates on a principal basis.

    In placing orders for portfolio securities of the Funds, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable under the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager may consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Funds, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Funds may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions for such other accounts, whose aggregate assets are far larger than the Funds', and the services furnished by such brokers may be used by the Manager in providing investment management for the Funds. While such services are useful and important in supplementing its own research and facilities, the Manager believes that the value of such services is not determinable and does not significantly reduce expenses. The Funds do not reduce the advisory fee it pays to the Manager by any amount that may be attributed to the value of such services.

    Subject to the above considerations, Prudential Securities, as an affiliate of the Funds, may act as a securities broker (or futures commission merchant) for the Funds. In order for Prudential Securities to effect any portfolio transactions for the Funds, the commissions, fees or other remuneration received by Prudential Securities must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow Prudential Securities to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees of each Fund, including a majority of the Trustees who are not "interested" persons, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities are consistent with the foregoing standard. Brokerage transactions with Prudential Securities are also subject to such fiduciary standards as may be imposed by applicable law.

                          SECURITIES AND ORGANIZATION

    Each Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest. Each share of a Fund represents an equal proportionate interest in that Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. Upon termination of a Fund, whether pursuant to liquidation of the Fund or otherwise, shareholders of that Fund are entitled to share pro rata in the net assets of the Fund then available for distribution to such shareholders. Shareholders have no preemptive rights.

    A copy of the Agreement and Declaration of Trust (the Declaration of Trust) establishing each Fund is on file with the Secretary of State of the Commonwealth of Massachusetts. The Declaration of Trust provides for the perpetual existence of the Fund. The Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares or by the Trustees upon written notice to the shareholders. Upon termination of a Fund, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Fund as may be determined by the Trustees, the Fund shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets to distributable form in cash or shares or other securities, or any combination thereof, and distribute the proceeds to the shareholders of the Fund, ratably according to the number of shares of such Fund held by the several shareholders of the Fund on the date of termination.

    Each Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. Massachusetts counsel for the Funds has advised the Funds that no personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions and with respect to tort claims, contract claims where the provision referred to is omitted from the undertaking, claims for taxes and certain statutory liabilities in other jurisdictions, a shareholder of a Fund may be held personally liable to the extent that claims are not satisfied by such Fund. However, upon payment of any such liability, the shareholder will be entitled to reimbursement from the general assets of such Fund. The Trustees intend to conduct the operations of each Fund in such a way so as to avoid, to the extent possible, ultimate liability of the shareholders for liabilities of such Fund.

    The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust provides for indemnification by the Fund of the Trustees and the officers of the Fund except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Fund. Such person may not be indemnified against any liability to the Fund or the Fund's shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

    The Funds will not normally hold annual shareholders' meetings. At such time as less than a majority of the Trustees have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Funds' Custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders, who have been such for at least six months and who hold shares constituting 1% of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, each Fund has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

    Except as otherwise disclosed in the Prospectus and in this Statement of Additional Information, the Trustees shall continue to hold office and may appoint their successors.

                     PURCHASE AND REDEMPTION OF FUND SHARES

    Shares of each Fund may be purchased at a price equal to the next determined net asset value (NAV) per share. The procedures for the purchase and redemption of shares of a Fund are described in the Prospectus.

TAX-DEFERRED RETIREMENT ACCOUNTS

    INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn (or, in the case of a Roth IRA, the avoidance of federal income tax on such income). The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account. The Tax-Free Fund may not be a suitable investment for an IRA.

                          TAX-DEFERRED COMPOUNDING(1)

CONTRIBUTIONS        PERSONAL
MADE OVER:           SAVINGS             IRA
-----------  -----------------------  ----------
  10 years         $    26,165        $   31,291
  15 years              44,675            58,649
  20 years              68,109            98,846
  25 years              97,780           157,909
  30 years             135,346           244,692

------------
    (1)The chart is for illustrative purposes only and does not represent the performance of any Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

COMMAND-SM-, COMMAND PLUS-SM- AND BUSINESSEDGE-SM- ACCOUNT PROGRAMS

    Shares of the Funds are offered exclusively to participants in the COMMAND and COMMAND Plus Account programs (collectively, the COMMAND program) and the Prudential BusinessEdge Program (the BusinessEdge Program).

    The COMMAND program is an integrated financial services program of Prudential Securities that offers Prudential Securities' clients the use of their assets by linking together several components: (i) a securities account,
(ii) an automatic investment sweep into one or more mutual funds (including the Funds) or a Federal Deposit Insurance Corporation insured savings account and
(iii) a COMMAND Visa-Registered Trademark- Gold Debit Card. Other COMMAND program features include, among others, direct deposit and bill pay services and a dividend reinvestment program with respect to common stocks traded on the New York and American Stock Exchanges and with respect to NASDAQ stocks in which Prudential Securities makes a principal market.

    The COMMAND program offers various other products or services. From time to time, the COMMAND program annual fee and/or the fee associated with a particular product or service may be waived or reduced. For information regarding products and services available through the COMMAND program, please contact your Prudential Securities Financial Adviser.

    The BusinessEdge program offers a comprehensive money management system to businesses, designed to optimize cash flow and invest idle cash. Products and services offered through the BusinessEdge program, and the associated fees, and waivers or reductions thereto, are subject to change. For information regarding the BusinessEdge program, please contact your Prudential Securities Financial Adviser or your Pruco Securities Preferred Agent.

    From time to time, the Distributor, Prudential Securities or Pruco Securities may advertise the COMMAND program or BusinessEdge program and their component features and other products and services available through the COMMAND program or BusinessEdge program. Such advertisements may include information about the performance of market indices, whether or not related to the Funds' performance (E.G. the S&P 500), and other performance data.


                                NET ASSET VALUE

    Each Fund's NAV per share is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares.

    Each Fund uses the amortized cost method of valuation to determine the value of its portfolio securities. In that regard, each Fund's Board of Trustees has determined to maintain a dollar-weighted average portfolio maturity of 90 days or less, to purchase only instruments having remaining maturities of thirteen months or less, and to invest only in securities determined by the investment adviser under the supervision of the Board of Trustees to be of minimal credit risk and to be of "eligible quality" in accordance with regulations of the SEC. The remaining maturity of an instrument held by a Fund that is subject to a put is deemed to be the period remaining until the principal amount can be recovered through the exercise of a right of demand or, in the case of a variable rate instrument, the next interest reset date, if longer. The value assigned to the put is zero. The Board of Trustees also has established procedures designed to stabilize, to the extent reasonably possible, each Fund's price per share, as computed for the purpose of sales and redemptions, at $1.00. Such procedures will include review of each Fund's portfolio holdings by the Board, at such intervals as deemed appropriate, to determine whether the Fund's NAV calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board, and if such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize gains or losses, the shortening of average portfolio maturity, the withholding of dividends or the establishment of NAV per share by using available market quotations.

    Each Fund computes its NAV at 4:30 p.m., New York time, on each day the New York Stock Exchange (the Exchange) is open for trading. In the event the New York Stock Exchange closes early on any business day, the NAV of a Fund's shares shall be determined at a time between such closing and 4:30 p.m., New York time. The Exchange is closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

    Each Fund has elected to qualify, and each Fund intends to remain qualified, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. This relieves the Fund (but not its shareholders) from paying federal income tax on income which is distributed to shareholders, and, if the Fund did realize long-term capital gains, permits net capital gains of the fund (i.e., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund.

    Qualification as a regulated investment company requires, among other things, that (a) at least 90% of a fund's annual gross income (without reduction for losses from the sale or other disposition of securities or foreign currencies) be derived from interest, dividends, payments with respect to securities loans, and gains from the sale or other disposition of securities or options thereon, or other income (including, but not limited to, gains from options) derived with respect to its business of investing in such securities;
(b) a fund must diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of a fund's assets is represented by cash, U.S. Government obligations and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations) and (c) the fund must distribute to its shareholders at least 90% of its net investment income and net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) in each year.

    Gains or losses on sales of securities by a Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year. None of the Funds anticipate realizing long-term capital gains. Other gains or losses on the sale of securities will be short-term capital gains or losses. In addition, debt securities acquired by a Fund may be subject to original issue discount and market discount rules.

    Each Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. Each Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year, as well as all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior year, respectively. To the extent it does not meet these distribution requirements, a Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which a Fund pays income tax is treated as distributed. Each Fund intends to make timely distributions in order to avoid this excise tax. For the purposes of this excise tax, dividends declared in December payable to shareholders of record on a specified date in December and paid in the following January will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in the prior year on dividends or distributions actually received in January of the following year.

    Dividend distributions to shareholders from the COMMAND Tax-Free Fund (the "Tax-Free Fund") will be exempt from federal income taxation (though not necessarily exempt from state and local taxation) provided that 50% or more of the value of the Tax-Free Fund's assets at the end of each quarter is invested in state, municipal and other bonds whose interest payments are excluded from gross income for federal income tax purposes and provided that the Fund mails a notice to shareholders that properly designates the dividend as an exempt interest dividend.

    It is anticipated that the NAV per share of each Fund will remain constant. However, if the NAV per share fluctuates, a shareholder may realize gain or loss upon the disposition of a share. Any gain or loss realized upon a sale or redemption of shares by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and otherwise as short-term capital gain or loss. Any such loss, however, although otherwise treated as short-term capital loss, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder, if the shares have been held for six months or less. Futhermore, certain rules may apply which would limit the ability of the shareholder to recognize any loss if, for example, the shareholder replaced the shares (including shares purchased pursuant to dividend reinvestment) within 30 days of the disposition of the shares. In such a case the basis of the shares acquired will be readjusted to reflect the disallowed loss.

    Because none of the Funds' net income is expected to arise from dividends on common or preferred stock, none of the Funds' distributions to shareholders will be eligible for the dividends received deduction for corporations under the Internal Revenue Code.

    Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Tax-Free Fund is not deductible. Exempt-interest dividends attributable to interest on certain "private activity" tax-exempt obligations are a preference item for computing the alternative minimum tax for both individuals and corporations. Moreover, exempt-interest dividends attributable to interest on tax-exempt obligations, whether or not private activity bonds, that are received by corporations, (i) will be taken into account in determining the alternative minimum tax imposed on 75% of the excess of adjusted current earnings over alternative minimum taxable income and (ii) in determining the foreign branch profits tax imposed on the effectively connected earnings and profits (with adjustments) of United States branches of foreign corporations. Entities or persons who are "substantial users" (or related persons) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of the Tax-Free Fund.

    Shareholders who have held their shares of the Tax-Free Fund for six months or less may be subject to a disallowance of losses from the sale or exchange of those shares to the extent of any exempt-interest dividends received by the shareholder with respect to the shares and if such losses are not disallowed, they will be treated as long-term capital losses to the extent of any distributions of long-term capital gains received by the shareholder with respect to such shares.

    Shareholders will be notified annually by the Funds as to the federal tax status of distributions made by the Fund.

    Interest income from the Tax-Free Fund that is exempt from federal income taxation may not be exempt from taxation under the laws of a particular state or local taxing authority. The Tax-Free Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income on municipal bonds or notes received by the Tax-Free Fund during the preceding year.

    Dividends and distributions subject to federal income taxation may also be subject to state and local taxes. Furthermore, under the laws of certain states, distributions of net income from the Funds may be taxable to shareholders as income even though a portion of such distributions may be derived from interest on U.S. obligations which, if realized directly, would be exempt from state income taxes. Shareholders are advised to consult their tax advisors concerning the application of state and local taxes.

    Each Fund is organized as a Massachusetts business trust. Under current law, so long as the Funds qualify for federal income tax treatment as described above, it is believed that no Fund should be liable for any income or franchise tax in the Commonwealth of Massachusetts.

                              CALCULATION OF YIELD

    Each Fund will prepare a current quotation of yield daily. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares, but excluding any capital changes, divided by the value of the account at the beginning of the base period. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in a Fund's portfolio, and its operating expenses. Each Fund also may prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

    Effective yield = [(base period return + 1) TO THE POWER OF 365/7]-1


    The yield and effective yield of each Fund based on the 7 days ended June 30, 1999 were 4.53% and 4.64%, respectively, for COMMAND Money Fund, 3.01% and 3.06%, respectively, for COMMAND Tax-Free Fund and 4.47% and 4.57%, respectively, for COMMAND Government Fund.



    COMMAND Tax-Free Fund may also calculate the tax equivalent yield over a 7-day period. The tax equivalent yield will be determined by first computing the current yield as discussed above. The Fund will then determine what portion of the yield is attributable to securities, the income of which is exempt for federal income tax purposes. This portion of the yield will then be divided by one minus 39.6% (the assumed maximum tax rate for individual taxpayers not subject to Alternative Minimum Tax) and then added to the portion of the yield that is attributable to taxable securities. COMMAND Tax-Free Fund's 7-day tax equivalent yield as of June 30, 1999 was 4.98%.


    Comparative performance information may be used from time to time in advertising or marketing each Fund's shares, including data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., IBC Financial Data, Inc., The Bank Rate Monitor, other industry publications, business periodicals and market indices.

    Each Fund's yield fluctuates, and an annualized yield quotation is not a representation by a Fund as to what an investment in the Fund will actually yield for any given period. Actual yields will depend upon not only changes in interest rates generally during the period in which the investment in a Fund is held, but also on changes in the Fund's expenses. Yield does not take into account any federal or state income taxes.

                     ISSUANCE OF FUND SHARES FOR SECURITIES

    Transactions involving the issuance of shares of a Fund for securities (rather than cash) will be limited to: (i) reorganizations, (ii) statutory mergers, or (iii) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) is approved by the Fund's investment adviser.

                       DESCRIPTION OF SECURITIES RATINGS

CORPORATE AND TAX-EXEMPT BOND RATINGS

    The four highest ratings of Moody's Investors Service (Moody's) for tax-exempt and corporate bonds are Aaa, Aa, A and Baa. Bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated bonds. The Aaa and Aa rated bonds comprise what are generally known as "high grade bonds." Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as "upper medium grade obligations." Factors giving security to principal and interest of A rated bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds rated Baa are considered as "medium grade" obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from Aa through B in its corporate bond rating system. The modifier "1" indicates that the company ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the company ranks in the lower end of its generic rating category. The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses with a "con" indicating the bonds are rated conditionally. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed or (d) payments to which some other limiting condition attaches. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition.


    The four highest ratings of Standard & Poor's Ratings Group (Standard & Poor's) for corporate or municipal debt are AAA, AA, A and BBB. Obligations rated AAA bear the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest. Obligations rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degrees. Obligations rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating, which is the lowest "investment grade" security rating by Standard & Poor's, indicates an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for debt in this category than for debt in the A category. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.


TAX-EXEMPT NOTE RATINGS

    The ratings of Moody's for short-term obligations are MIG 1, MIG 2, MIG 3 and MIG 4. Short-term obligations bearing the designation MIG 1 are judged to be of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing. Short-term obligations bearing the designation MIG 2 are judged to be of high quality, with margins of protection which are ample although not so large as in the preceding group. Short-term obligations designated MIG 3 are judged to be of favorable quality, but lack the undeniable strength of the preceding grades because liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. Short-term obligations designated MIG 4 are judged to be of adequate quality. Though protection commonly regarded as required of an investment security is present, and such obligations are not distinctly or predominantly speculative, there is specific risk.

    The ratings of Standard & Poor's for municipal notes are SP-1, SP-2 and SP-3. The designation "SP-1" indicates a very strong or strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics. An "SP-2" designation indicates a satisfactory capacity to pay principal and interest while an "SP-3" designation indicates speculative capacity to pay principal and interest.

CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

    Moody's and Standard & Poor's rating grades for commercial paper, set forth below, are applied to Municipal Commercial Paper as well as taxable commercial paper.

    Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations having an original maturity not exceeding one year. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers: Prime-1, superior ability; Prime-2, strong ability; and Prime-3, acceptable ability.

    Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The "A-1" designation indicates that the degree of safety regarding timely payment is strong. A "+" designation is applied to those issues rated "A-1" which possess an overwhelming degree of safety. The "A-2" designation indicates that capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1." The "A-3" designation indicates that the capacity for timely payment is adequate. Such issues, however, are somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated "B" are regarded as having only speculative capacity for timely payment. Issues rated "C" are regarded as having a doubtful capacity for payment. Issues rated "D" are in payment default and the rating is used when interest or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

COMMAND MONEY FUND               PORTFOLIO OF INVESTMENTS
                                            JUNE 30, 1999

PRINCIPAL
 AMOUNT                                         VALUE
  (000)             DESCRIPTION               (NOTE 1)
              BANK NOTES--9.3%
              Comerica Bank N.A.
$ 115,000       4.855%, 7/13/99(a).......  $   114,929,720
   50,000       4.88%, 7/19/99(a)........       49,998,544
              FCC National Bank
  125,000       4.885%, 12/16/99.........      124,963,895
   66,000       4.90%, 12/16/99..........       65,985,336
              First Union National Bank
   88,000       4.928%, 7/2/99(a)........       88,000,000
   69,000       4.925%, 7/8/99(a)........       69,000,000
  129,000       4.994%, 7/21/99(a).......      129,000,000
              Key Bank N.A.
   13,000       5.05%, 7/19/99(a)........       13,010,021
   84,000       5.035%, 9/14/99(a).......       83,952,686
   54,000       5.109%, 9/24/99(a).......       53,973,884
              Nationsbank N.A.
  108,000       4.90%, 12/14/99..........      107,976,290
              U.S. Bank N.A.
   90,000       4.91%, 7/21/99(a)........       89,939,583
  146,000       4.971%, 7/21/99(a).......      145,924,135
                                           ---------------
                                             1,136,654,094
                                           ---------------
              CERTIFICATES OF DEPOSIT - DOMESTIC--2.7%
              Chase Manhattan Bank
   60,000       5.365%, 5/22/00..........       59,958,428
              First National Bank of
                Chicago
  100,000       5.47%, 6/2/00............       99,973,404
              Morgan Guaranty Trust Co.
  165,000       5.12%, 8/23/99...........      165,000,000
                                           ---------------
                                               324,931,832
                                           ---------------
              CERTIFICATES OF DEPOSIT - EURODOLLAR--2.9%
              Abbey National Treasury
                Services PLC
  315,000       5.23%, 9/1/99............      315,000,000
              ING Bank, NV
   45,000       4.97%, 9/20/99...........       44,998,605
                                           ---------------
                                               359,998,605
                                           ---------------
              CERTIFICATES OF DEPOSIT - YANKEE--15.6%
              ABN-Amro Bank
  131,000       4.88%, 12/22/99..........      130,957,797
  100,000       4.92%, 12/23/99..........       99,976,861
              Bayerische Landesbank
                Girozentrale
  195,000       4.885%, 12/20/99.........      194,942,351
              Canadian Imperial Bank of
                Commerce
  300,000       5.08%, 8/23/99...........      300,000,000
              Commerzbank
  108,000       5.14%, 9/15/99...........      108,014,694
              Deutsche Bank
  100,000       5.06%, 1/18/00...........       99,984,083
   40,000       5.10%, 2/18/00...........       39,991,425
   97,000       5.60%, 6/14/00...........       96,955,536
              Royal Bank of Canada
  118,000       4.828%, 7/6/99(a)........      117,992,107
  100,000       4.92%, 12/24/99..........       99,976,728
              Toronto Dominion Bank
   23,000       5.06%, 2/10/00...........       22,994,558
   23,000       5.13%, 2/17/00...........       23,000,000
              UBS AG
  152,000       5.08%, 1/18/00...........      151,975,810
  150,000       5.16%, 2/28/00...........      149,961,702
  120,000       5.29%, 5/18/00...........      119,938,922
  150,000       5.29%, 5/19/00...........      149,923,416
                                           ---------------
                                             1,906,585,990
                                           ---------------
              COMMERCIAL PAPER--48.8%
              Allianz Of America
                Finance Corp.
   26,400       5.02%, 8/9/99............       26,256,428
   15,800       5.04%, 8/16/99...........       15,698,248
              Ameritech Corp.
   28,100       5.10%, 7/27/99...........       27,996,498
              Aon Corp.
   34,210       5.26%, 7/30/99...........       34,065,045

                                      B-25

COMMAND MONEY FUND

PRINCIPAL
 AMOUNT                                        VALUE
  (000)             DESCRIPTION              (NOTE 1)
              COMMERCIAL PAPER--(CONT'D.)
              Associates First Capital
                Corp.
$  16,000       4.93%, 7/14/99...........  $    15,971,516
  100,000       4.87%, 7/26/99...........       99,661,806
   20,000       4.88%, 7/26/99...........       19,932,222
   27,000       5.05%, 8/13/99...........       26,837,137
   45,000       5.06%, 8/18/99...........       44,696,400
              BankAmerica Corp.
   40,000       4.84%, 8/25/99...........       39,704,222
    8,000       4.79%, 10/6/99...........        7,896,749
   65,151       4.94%, 11/22/99..........       63,863,616
              Barton Capital Corp.
   33,169       5.17%, 7/26/99...........       33,049,914
              BBL North America Funding
                Corp.
  100,000       5.08%, 8/9/99............       99,449,667
   61,000       5.03%, 8/17/99...........       60,599,416
              Bell Atlantic Financial
                Services, Inc.
   35,000       5.10%, 7/20/99...........       34,905,792
              Blue Ridge Asset Funding
                Corp.
   18,000       5.06%, 7/14/99...........       17,967,110
              BMW U.S. Capital Corp.
    9,335       5.03%, 8/16/99...........        9,275,002
   57,623       5.03%, 8/17/99...........       57,244,593
   49,000       5.03%, 8/18/99...........       48,671,373
              Centric Capital Corp.
   30,000       4.85%, 7/9/99............       29,967,667
              Chevron USA, Inc.
   47,300       5.11%, 8/5/99............       47,065,011
   39,000       5.11%, 8/9/99............       38,784,102
              Ciesco, L.P.
   52,000       5.07%, 8/10/99...........       51,707,067
   66,000       5.25%, 8/19/99...........       65,528,375
              CIT Group, Inc.
   41,000       5.03%, 7/22/99...........       40,879,699
   30,000       5.03%, 8/16/99...........       29,807,183
              Colonial Pipeline Co.
   10,100       5.05%, 8/18/99...........       10,031,993
              Commercial Credit Co.
   16,000       5.02%, 7/23/99...........       15,950,915
   36,000       5.03%, 7/26/99...........       35,874,250
              Countrywide Home Loan,
                Inc.
   30,000       5.05%, 7/12/99...........       29,953,708
   25,000       5.08%, 8/16/99...........       24,837,722
   30,500       5.08%, 8/20/99...........       30,284,805
              CXC, Inc.
   18,000       5.25%, 8/19/99...........       17,871,375
   32,600       5.08%, 8/24/99...........       32,351,588
              Daimler Chrysler North
                America Holdings, Inc.
   15,000       5.04%, 8/4/99............       14,928,600
   93,000       5.13%, 8/26/99...........       92,257,860
              Edison Asset
                Securitization LLC
   50,000       4.86%, 9/8/99............       49,534,250
              Enterprise Funding Corp.
   10,576       5.06%, 7/29/99...........       10,534,378
   16,513       5.18%, 8/3/99............       16,434,591
   14,000       5.18%, 8/9/99............       13,921,437
              Falcon Asset
                Securitization Corp.
   16,000       5.04%, 7/26/99...........       15,944,000
   80,000       5.15%, 8/9/99............       79,553,667
   27,643       5.15%, 8/16/99...........       27,461,094
              Finova Capital Corp.
   27,000       5.35%, 7/14/99...........       26,947,837
   26,000       5.06%, 7/19/99...........       25,934,220
   10,000       5.06%, 7/21/99...........        9,971,889
   17,000       5.12%, 7/26/99...........       16,939,555
              Ford Motor Credit Co.
  290,718       4.81%, 7/8/99............      290,446,098
  104,000       5.02%, 8/20/99...........      103,274,889
  183,000       5.03%, 8/24/99...........      181,619,265

                                      B-26

COMMAND MONEY FUND

PRINCIPAL
 AMOUNT                                        VALUE
  (000)             DESCRIPTION              (NOTE 1)
              Commercial Paper--(cont'd.)
              FPL Group Capital, Inc.
$  26,513       4.84%, 7/13/99...........  $    26,470,226
    4,086       4.84%, 8/2/99............        4,068,421
   18,400       5.16%, 8/2/99............       18,315,605
              GE Capital International
                Funding, Inc.
    3,000       5.10%, 8/2/99............        2,986,400
    9,000       5.14%, 8/18/99...........        8,938,320
   40,000       5.28%, 2/14/00...........       38,662,400
   17,000       5.31%, 2/14/00...........       16,428,290
              GE Financial Assurance
                Holdings, Inc.
                5.13%, 8/23/99(b)
                (cost $97,259,855;
   98,000       purchased 6/24/98).....        97,259,855

              General Electric Capital
                Corp.
   29,000       4.90%, 7/19/99...........       28,928,950
   94,000       4.82%, 7/23/99...........       93,723,118
  106,000       5.06%, 8/2/99............      105,523,236
   17,000       4.79%, 8/5/99............       16,920,832
  104,000       5.12%, 8/18/99...........      103,290,027
              General Motors Acceptance
                Corp.
   55,947       4.90%, 7/15/99...........       55,840,390
    7,992       5.02%, 8/2/99............        7,956,338
  234,000       5.07%, 8/16/99...........      232,484,070
  330,208       5.04%, 8/23/99...........      327,757,857
              GTE Funding, Inc.
   24,000       5.03%, 7/14/99...........       23,956,407
              Household Finance Corp.
   14,000       5.02%, 7/19/99...........       13,964,860
  218,000       5.13%, 8/23/99...........      216,353,555
              ING America Insurance
                Holdings, Inc.
   52,000       4.84%, 7/6/99............       51,965,044
   14,500       4.85%, 7/28/99...........       14,447,256
   15,000       4.84%, 7/29/99...........       14,943,533
              Johnson Controls, Inc.
   21,000       5.85%, 7/1/99............       21,000,000
   50,892       5.00%, 7/30/99...........       50,687,018
              Merrill Lynch & Co., Inc.
    6,000       5.02%, 7/27/99...........        5,978,247
              Mont Blanc Capital Corp.
   11,000       4.91%, 7/9/99............       10,987,998
   38,000       4.91%, 7/16/99...........       37,922,258
   41,000       5.05%, 7/21/99...........       40,884,972
   67,000       5.17%, 7/23/99...........       66,788,317
              Monte Rosa Capital Corp.
   67,000       5.07%, 7/20/99...........       66,820,719
  106,000       5.05%, 7/22/99...........      105,687,742
   50,000       5.10%, 8/4/99............       49,759,167
              Morgan Stanley Dean
                Witter & Co., Inc.
  157,000       5.16%, 9/7/99(a).........      157,000,000
              Nationwide Building
                Society
   73,000       5.20%, 7/13/99...........       72,873,467
              Nordbanken North America,
                Inc.
  117,000       5.10%, 8/23/99...........      116,121,525
              Old Line Funding Corp.
   37,261       4.88%, 7/2/99............       37,255,949
    9,545       5.02%, 7/15/99...........        9,526,366
   11,000       5.07%, 8/2/99............       10,950,427
   64,000       5.07%, 8/6/99............       63,675,520
              Paccar Financial Corp.
   24,000       5.20%, 7/26/99...........       23,913,333
              Petrofina Delaware, Inc.
   16,000       5.00%, 7/9/99............       15,982,222
              PNC Funding Corp.
   33,000       5.10%, 8/23/99...........       32,752,225
              Potomac Electric Power
                Co.
   12,050       5.00%, 7/9/99............       12,036,611

                                      B-27

COMMAND MONEY FUND

PRINCIPAL
 AMOUNT                                        VALUE
  (000)             DESCRIPTION              (NOTE 1)
              COMMERCIAL PAPER--(CONT'D.)
              Preferred Receivables
                Funding Corp.
$   9,000       5.04%, 7/19/99...........  $     8,977,320
   96,000       5.05%, 8/5/99............       95,528,667
   32,000       5.16%, 8/23/99...........       31,756,907
              Quincy Capital Corp.
    8,732       5.30%, 7/21/99...........        8,706,289
   15,948       5.07%, 8/17/99...........       15,842,437
              Receivables Capital Corp.
   61,000       5.07%, 8/3/99............       60,716,502
              Safeco Corp.
   10,000       4.88%, 7/19/99...........        9,975,600
   50,000       5.10%, 8/10/99...........       49,716,667
   26,000       5.09%, 8/13/99...........       25,841,927
   45,000       5.10%, 8/13/99...........       44,725,875
   21,000       5.20%, 8/23/99...........       20,839,233
   43,000       5.10%, 8/27/99...........       42,652,775
              Salomon Smith Barney
                Holdings, Inc.
   52,000       5.05%, 8/4/99............       51,751,989
  173,000       5.05%, 8/5/99............      172,150,618
              Skandinaviska Enskilda
                Banken
   61,000       5.02%, 7/21/99...........       60,829,878
              Thunder Bay Funding, Inc.
   60,972       4.95%, 7/6/99............       60,930,082
   18,728       5.00%, 7/15/99...........       18,691,584
    3,014       5.06%, 7/19/99...........        3,006,375
    5,171       5.06%, 8/6/99............        5,144,835
   20,170       5.08%, 8/13/99...........       20,047,613
              Toyota Motor Credit Co.
   26,320       5.00%, 7/26/99...........       26,228,611
              Unifunding, Inc.
   32,273       5.10%, 7/9/99............       32,236,424
              Variable Funding Capital
                Corp.
   20,493       5.05%, 7/19/99...........       20,441,255
   25,000       5.06%, 7/20/99...........       24,933,236
              Windmill Funding Corp.
   65,000       5.17%, 7/26/99...........       64,766,632
   46,000       5.07%, 8/3/99............       45,786,215
   42,000       5.05%, 8/5/99............       41,793,792
   25,000       5.15%, 8/6/99............       24,871,250
   18,000       5.15%, 8/23/99...........       17,863,525
   13,000       5.18%, 8/23/99...........       12,900,861
              Wood Street Funding Corp.
   24,000       5.04%, 7/16/99...........       23,949,600
   22,800       5.06%, 7/21/99...........       22,735,907
   20,900       5.08%, 8/13/99...........       20,773,183
                                           ---------------
                                             5,977,244,581
                                           ---------------
              LOAN PARTICIPATIONS--0.6%
              Alltel Corp.
   20,925       5.92%, 7/1/99............       20,925,000
              Caterpillar, Inc.
   30,000       5.45%, 7/7/99............       30,000,000
              National Rural Utilities
                Cooperative Finance
                Corp.
                4.95%, 7/12/99(b)
                 (cost $28,000,000;
   28,000        purchased 6/2/99)......        28,000,000
                                           ---------------
                                                78,925,000
                                           ---------------
              OTHER CORPORATE OBLIGATIONS--16.0%
              Abbey National Treasury
                Services PLC
   43,000       5.29%, 5/22/00...........       42,977,845
              Associates Corp. of North
                America
  355,000       5.097%, 7/29/99(a).......      354,752,858
              Bishops Gate Residental
                Mortgage Trust 1998-2
   78,000       5.144%, 7/1/99(a)........       78,000,000
              Chase Manhattan Corp.
    4,000       5.20%, 7/20/99(a)........        4,007,972
              General Electric Capital
                Corp.
   57,000       4.95%, 8/12/99(a)........       57,000,000
              Goldman, Sachs & Co.
                5.095%, 7/19/99(a)(b)
                (cost $268,000,000;
  268,000       purchased 6/25/97).....         268,000,000
              John Hancock Capital
                Corp.
                5.08%, 7/14/99(a)(b)
                (cost $66,000,000;
   66,000       purchased 1/12/98).....          66,000,000

                                      B-28

COMMAND MONEY FUND

PRINCIPAL
 AMOUNT                                         VALUE
  (000)             DESCRIPTION               (NOTE 1)
              OTHER CORPORATE OBLIGATIONS--(CONT'D.)
              Restructured Asset
                Securities
$ 245,000        4.934%, 7/2/99(a)........  $   245,000,000
  221,000        5.053%, 7/12/99(a).......      221,000,000
              Security Life of Denver
                 5.07%, 7/12/99(a)(b)
                 (cost $27,000,000;
   27,000        purchased 4/12/99).....         27,000,000
              Short Term Repackaged
                Asset Trust 1998-E
                5.02%, 7/17/99(a)(b)
                (cost $148,000,000;
  148,000       purchased 9/17/98).......       148,000,000
              Strategic Money Market
                Trust 1998-A
  286,000       5.255%, 9/16/99(a).......       286,000,000
              Strategic Money Market
                Trust 1999-B
  133,000       5.204%, 9/15/99(a).......       133,000,000
              Strategic Money Market
                Trust 1999-E
   31,000       4.983%, 7/6/99(a)........        31,000,000
                                            ---------------
                                              1,961,738,675
                                            ---------------
              TIME DEPOSIT - EURODOLLAR--3.0%
              Bank Austria
  363,199       5.875%, 7/1/99...........       363,199,000
                                            ---------------
              U.S. GOVERNMENT AGENCY & INSTRUMENTALITY
                OBLIGATIONS - NON-DISCOUNT--2.9%
              Federal Home Loan Bank
   84,000       4.90%, 8/11/99...........        83,950,083
  116,000       4.95%, 8/17/99...........       115,960,724
  109,840       5.035%, 8/25/99..........       109,783,900
              Federal National Mortgage
                Association
   50,000       4.99%, 2/22/00...........        49,995,151
                                            ---------------
                                                359,689,858
                                            ---------------
              TOTAL INVESTMENTS--101.8%
                (amortized cost
                $12,468,967,635(c))....      12,468,967,635
              Liabilities in excess of
                other assets--(1.8%)...        (222,021,718)
                                            ---------------
              NET ASSETS--100%.........     $12,246,945,917
                                            ---------------
                                            ---------------

(a) Variable rate instrument. The maturity date presented for these instruments was the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest was adjusted.
(b) Indicates illiquid securities restricted as to resale. The aggregate cost of such securities was $634,259,855. The aggregate value of $634,259,855 was approximately 5.2% of net assets.
(c) The cost for federal income tax purposes is substantially the same as for financial reporting purposes.
---------------
The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 1999 was as follows:

Commercial Banks............................   44.3%
Asset Backed Securities.....................   15.0
Motor Vehicle Parts.........................   12.0
Personal Credit Institutions................    6.9
Security Brokers & Dealers..................    5.4
Short-Term Business Credit..................    5.3
Federal Credit Agencies.....................    2.9
Fire & Marine Casualty Insurance............    2.2
Life Insurance..............................    1.9
Bank Holding Companies - Domestic...........    1.8
Telephone & Communications..................    0.9
Petroleum Refining..........................    0.7
Mortgage Bankers............................    0.7
Regulating Controls.........................    0.6
Electrical Services.........................    0.5
Accidental & Health Insurance...............    0.3
Construction Machinery & Equipment..........    0.2
Crude Petroleum & Natural Gas...............    0.1
Pipelines...................................    0.1
                                              -----
                                              101.8
Liabilities in excess of other assets.......   (1.8)
                                              -----
                                              100.0%
                                              -----
                                              -----

 COMMAND MONEY FUND
 STATEMENT OF ASSETS AND LIABILITIES

ASSETS                                                                                      JUNE 30, 1999
                                                                                           ---------------
Investments, at amortized cost which approximates market value..........................   $12,468,967,635
Receivable for Fund shares sold.........................................................       256,444,881
Interest receivable.....................................................................        61,181,986
Prepaid expenses........................................................................            65,500
                                                                                           ---------------
  Total assets..........................................................................    12,786,660,002
                                                                                           ---------------
LIABILITIES
Payable for investments purchased.......................................................       315,000,000
Payable for Fund shares repurchased.....................................................       218,345,391
Management fee payable..................................................................         3,714,890
Accrued expenses and other liabilities..................................................         1,967,260
Distribution fee payable................................................................           686,544
                                                                                           ---------------
  Total liabilities.....................................................................       539,714,085
                                                                                           ---------------
NET ASSETS..............................................................................   $12,246,945,917
                                                                                           ---------------
                                                                                           ---------------
Net assets were comprised of:
  Shares of beneficial interest, at par.................................................   $   122,469,459
  Paid-in capital in excess of par......................................................    12,124,476,458
                                                                                           ---------------
Net assets, June 30, 1999...............................................................   $12,246,945,917
                                                                                           ---------------
                                                                                           ---------------
Net asset value, offering price and redemption price per share ($12,246,945,917 divided by 12,246,945,917 shares of beneficial interest ($.01 par value) issued and
  outstanding)..........................................................................             $1.00
                                                                                           ---------------
                                                                                           ---------------

 COMMAND MONEY FUND
 STATEMENT OF OPERATIONS

                                          YEAR ENDED
                                           JUNE 30,
NET INVESTMENT INCOME                        1999
                                          ----------
Income
  Interest and discount earned.........  $ 630,468,597
                                        --------------
Expenses
  Management fee.......................     43,127,743
  Distribution fee.....................     14,956,337
  Transfer agent's fees and expenses...      3,750,000
  Registration fees....................      1,134,000
  Reports to shareholders..............        800,000
  Custodian's fees and expenses........        290,000
  Insurance expense....................        177,000
  Trustees' fees.......................         44,000
  Audit fee............................         30,000
  Legal fees and expenses..............         15,000
  Miscellaneous........................         28,472
                                        --------------
    Total expenses.....................     64,352,552
                                        --------------
Net investment income..................    566,116,045
                                        --------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS..............  $ 566,116,045
                                        --------------
                                        --------------

 COMMAND MONEY FUND
 STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE)            YEAR ENDED JUNE 30,
                            -------------------------
IN NET ASSETS                1999               1998
                            ------             ------
Operations
  Net investment
    income............ $    566,116,045   $    411,627,966
  Net realized gain on
    investment
    transactions......               --             76,865
                       ----------------   ----------------
  Net increase in net
    assets resulting
    from operations...      566,116,045        411,704,831
                       ----------------   ----------------
Dividends and
distributions to
shareholders (Note
1)....................     (566,116,045)      (411,704,831)
                       ----------------   ----------------
Fund share
transactions (at $1
per share)
  Net proceeds from
    shares
    subscribed........   56,589,927,827     40,246,065,983
  Net asset value of
    shares issued in
    reinvestment of
    dividends and
    distributions.....      566,116,045        411,704,831
  Cost of shares
    reacquired........  (53,999,386,826)   (38,197,384,515)
                       ----------------   ----------------
  Net increase in net
    assets from Fund
    share
    transactions......    3,156,657,046      2,460,386,299
                       ----------------   ----------------
Total increase........    3,156,657,046      2,460,386,299
NET ASSETS
Beginning of year.....    9,090,288,871      6,629,902,572
                       ----------------   ----------------
End of year........... $ 12,246,945,917   $  9,090,288,871
                       ----------------   ----------------
                       ----------------   ----------------

 COMMAND MONEY FUND
 FINANCIAL HIGHLIGHTS

                                                                     YEAR ENDED JUNE 30,
                                           -----------------------------------------------------------------------
                                              1999            1998           1997           1996           1995
                                           -----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.....    $     1.000     $    1.000     $    1.000     $    1.000     $    1.000
Net investment income and net realized
  gains................................          0.048          0.052          0.049          0.052          0.050
Dividends and distributions to
  shareholders.........................         (0.048)        (0.052)        (0.049)        (0.052)        (0.050)
                                           -----------     ----------     ----------     ----------     ----------
Net asset value, end of year...........    $     1.000     $    1.000     $    1.000     $    1.000     $    1.000
                                           -----------     ----------     ----------     ----------     ----------
                                           -----------     ----------     ----------     ----------     ----------
TOTAL RETURN(a):.......................           4.85%          5.31%          5.06%          5.30%          5.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)..........    $12,246,946     $9,090,289     $6,629,903     $5,309,842     $4,055,700
Average net assets (000)...............    $11,965,069     $7,936,219     $6,078,525     $4,896,794     $3,072,284
Ratios to average net assets:
  Expenses, including distribution
  fees.................................            .54%           .54%           .57%           .58%           .59%
  Expenses, excluding distribution
  fees.................................            .41%           .42%           .44%           .46%           .47%
  Net investment income................           4.73%          5.19%          4.97%          5.15%          5.09%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements appearing on page 30.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Command Money Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Command Money Fund (the "Fund") at June 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
August 18, 1999
                                      B-32

COMMAND TAX-FREE FUND              PORTFOLIO OF INVESTMENTS
                                              JUNE 30, 1999

  MOODY'S    PRINCIPAL
   RATING     AMOUNT                                     VALUE
(UNAUDITED)    (000)          DESCRIPTION (A)         (NOTE 1)
                          ALABAMA--1.0%
                          Alabama St. Pub. Sch. &
                            College Auth.,
                            F.R.W.D.S.,
                            3.72%, 7/1/99, Ser.
VMIG1         $  9,300      101................... $    9,300,000
                          Jefferson Cnty. Swr.
                            Rev. Cap. Improv.,
                            F.R.D.D.S.,
                            3.45%, 7/1/99, Ser. SSP
VMIG1            5,000      31....................      5,000,000
                                                   --------------
                                                       14,300,000
                                                   --------------
                          ALASKA--1.2%
                          Valdez Marine Air
                            Terminal Rev., Arco
                            Trans. Proj.,
                            T.E.C.P.,
                            3.10%, 7/16/99, Ser.
VMIG1           14,400      94C...................     14,400,000
                            3.40%, 8/6/99, Ser.
VMIG1            3,500      94C...................      3,500,000
                                                   --------------
                                                       17,900,000
                                                   --------------
                          ARIZONA--2.6%
                          Maricopa Cnty., St. Joseph's Care Ctr.,
                            Prerefunded,
                            7.75%, 7/1/00, Ser.
NR               3,800      90A...................      4,036,461
                          Salt River Proj.
                            Agricultural Improv. &
                            Pwr., T.E.C.P.,
                            3.10%, 8/12/99, Ser.
P1               1,400      80....................      1,398,328
                            3.10%, 8/13/99, Ser.
P1               7,700      80....................      7,700,000
                            3.40%, 2/15/00, Ser.
P1              14,400      80....................     14,400,000
                            3.35%, 2/17/00, Ser.
P1              11,006      80....................     11,006,000
                                                   --------------
                                                       38,540,789
                                                   --------------
                          CALIFORNIA--2.2%
                          California Higher Ed.
                            Ln. Auth., Student Ln.
                            Rev., A.N.N.M.T.,
                            3.50%, 7/1/00, Ser.
VMIG1           24,000      87B...................     24,000,000
                          California Student Ln.
                            Mktg. Corp., Student
                            Ln. Rev., F.R.W.D.,
                            3.80%, 7/1/99, Ser.
VMIG1            9,000      93A...................      9,000,000
                                                   --------------
                                                       33,000,000
                                                   --------------
                          COLORADO--0.8%
                          El Paso Cnty. Co.,
                            Single Fam. Mtge.
                            Rev., T.A.N.,
                            3.25%, 5/15/00, Ser.
SP1+*            6,710      99C...................      6,710,000
                          Wheat Ridge Ind. Dev.
                            Rev., Var. Adolph
                            Coors Co. Proj.,
                            A.M.T., F.R.W.D.,
                            3.70%, 7/7/99, Ser.
A1+*             5,000      93....................      5,000,000
                                                   --------------
                                                       11,710,000
                                                   --------------
                          CONNECTICUT--0.2%
                          Connecticut Spec.
                            Assmt., Unemploy.
                            Comp. Rev.,
                            A.N.N.M.T.,
                            3.38%, 7/1/00, Ser.
VMIG1            3,200      93C...................      3,200,000
                                                   --------------
                          DISTRICT OF COLUMBIA--3.8%
                          Dist. of Columbia, Gen.
                            Oblig., F.R.D.D.S.,
                            3.50%, 7/1/99, Ser.
VMIG1            6,200      92A-1.................      6,200,000
                            3.50%, 7/1/99, Ser.
VMIG1            4,200      92A-2.................      4,200,000
                            3.50%, 7/1/99, Ser.
VMIG1              100      92A-3.................        100,000
                            3.50%, 7/1/99, Ser.
VMIG1            1,520      92A-5.................      1,520,000
                          Dist. of Columbia,
                            National Academy of
                            Science, T.E.C.P.,
                            3.25%, 9/7/99, Ser.
VMIG1           10,000      99B...................     10,000,000
                          Metro. Wash. Arpt. Rev.,
                            A.M.T., T.E.C.P.,
                            3.35%, 8/5/99, Ser.
A1*             15,500      94....................     15,500,000
                            3.50%, 11/19/99, Ser.
A1+*            13,500      99A...................     13,500,000
                            3.50%, 12/21/99, Ser.
A1+*             4,500      99B...................      4,500,000
                                                   --------------
                                                       55,520,000
                                                   --------------

COMMAND TAX-FREE FUND              PORTFOLIO OF INVESTMENTS
                                              JUNE 30, 1999

  MOODY'S    PRINCIPAL
   RATING     AMOUNT                                   VALUE
(UNAUDITED)    (000)          DESCRIPTION (a)         (NOTE 1)
                          FLORIDA--2.0%
                          Gulf Envir. Svcs. Inc.,
                            F.R.W.D.S.,
                            3.60%, 7/7/99, Ser. SSP
VMIG1         $  4,500      28A................... $    4,500,000
                          Pinellas Cnty. Hlth.
                            Fac., Prerefunded,
                            8.50%, 3/1/00, Ser.
AAA*            10,705      90A...................     11,298,737
                          St. Lucie Cnty. Pwr. &
                            Light, T.E.C.P.,
                            3.35%, 10/7/99, Ser.
VMIG1           13,725      94B...................     13,725,000
                                                   --------------
                                                       29,523,737
                                                   --------------
                          GEORGIA--11.1%
                          Atlanta Urban Res., Fin.
                            Auth., Greystone,
                            A.M.T., F.R.W.D.S.,
                            3.85%, 7/1/99, Ser.
A1+*            20,861      98B...................     20,861,000
                          Burke Co. Georgia Dev.
                            Auth., Oglethorpe Pwr.
                            Corp., T.E.C.P.,
                            3.15%, 8/11/99, Ser.
VMIG1           15,000      98....................     15,000,000
                          Cobb Cnty. Dev. Auth.,
                            Institute of Nuclear
                            Pwr., F.R.W.D.,
                            3.75%, 7/7/99, Ser.
CPS1            18,390      98....................     18,390,000
                          Cobb Cnty. Hsg. Auth.,
                            Multifam. Hsg. Rev.,
                            Post Bridge Proj.,
                            F.R.W.D.,
                            3.35%, 7/7/99, Ser.
A1+*            10,000      96....................     10,000,000
                          Terrell Mill II Assoc., F.R.W.D.,
                            3.80%, 7/1/99, Ser.
A1+*D           10,600      93....................     10,600,000
                          De Kalb Cnty. Hsg.
                            Auth., Single Fam.
                            Mtge. Rev., A.M.T.,
                            F.R.W.D.S.,
A1+*             7,500      3.85%, 7/1/99, Ser. A...    7,500,000
                          Fulton Cnty. Dev. Auth.,
                            Catholic Sch. Prop.,
                            F.R.W.D.,
                            3.65%, 7/1/99, Ser.
Aa2             26,900      99....................     26,900,000
                          Siemen's Energy, Inc.,
                            F.R.W.D.,
                            3.70%, 7/1/99, Ser.
VMIG1            7,750      94....................      7,750,000
                          Georgia Mun. Gas Auth.
                            Rev., F.R.W.D.,
A1+*            10,000      3.50%, 7/7/99, Ser. C...   10,000,000
                          Monroe Cnty. Dev. Auth.
                            Poll., Oglethorpe Pwr.
                            Corp., S.E.M.O.T.,
                            3.35%, 11/1/99, Ser.
NR              11,000      96....................     11,000,000
                          Roswell Hsg. Auth., Post
                            Canyon Proj.,
                            F.R.W.D.,
                            3.35%, 7/7/99, Ser.
A1+*             9,345      96....................      9,345,000
                          Willacoochee Dev. Auth.,
                            Poll. Ctrl. Rev.,
                            Langboard, Inc. Proj.,
                            F.R.W.D., A.M.T.,
                            3.75%, 7/1/99, Ser.
Aa2             17,000      97....................     17,000,000
                                                   --------------
                                                      164,346,000
                                                   --------------
                          HAWAII--1.1%
                          Hawaii St.,
                          Gen. Oblig., F.R.W.D.S.,
                            3.86%, 7/1/99, Ser.
VMIG1           11,810      98B...................     11,810,000
                          Gen. Oblig., F.R.W.D.S.,
                            8.125%, 2/1/00, Ser.
Aaa              2,305      91....................      2,371,888
                          Honolulu City & Cnty.,
                            Gen. Oblig., Wtr.
                            Bonds, Prerefunded,
                            7.25%, 6/1/00, Ser.
NR               1,745      90....................      1,822,689
                                                   --------------
                                                       16,004,577
                                                   --------------
                          ILLINOIS--18.1%
                          Chicago Sales Tax Rev.,
                            Secs. Trust Rcpts.,
                            F.R.D.D.S.,
                            3.45%, 7/1/99, Ser. SSP
VMIG1            5,565      33....................      5,565,000
                          Chicago Stockyards Ind.
                            Proj., F.R.W.D.,
                            3.50%, 7/7/99, Ser.
A1+*            13,300      96A...................     13,300,000

COMMAND TAX-FREE FUND              PORTFOLIO OF INVESTMENTS
                                              JUNE 30, 1999

  MOODY'S    PRINCIPAL
   RATING     AMOUNT                                   VALUE
(UNAUDITED)    (000)          DESCRIPTION (a)         (NOTE 1)
                          ILLINOIS--(cont'd.)
                          Tender Notes,
                            S.E.M.O.T.,
                            2.85%, 10/28/99, Ser.
VMIG1         $ 13,000      98.................... $   12,971,950
                          Illinois Dev. Fin. Auth.
                            Rev., Adventist Hlth.
                            Sys., F.R.W.D.,
                            3.75%, 7/1/99, Ser.
VMIG1           29,365      97A...................     29,365,000
                          American College of
                            Surgeons, F.R.W.D.,
                            3.70%, 7/2/99, Ser.
A1+*            15,200      96....................     15,200,000
                          Lyric Opera Chicago
                            Proj., F.R.W.D.,
                            3.60%, 7/7/99, Ser.
VMIG1           13,700      94....................     13,700,000
                          Illinois Ed. Fac. Auth.,
                            Art Institute Of
                            Chicago, F.R.W.D.,
                            3.70%, 7/7/99, Ser.
VMIG1            8,000      96....................      8,000,000
                          Illinois Hlth. Fac.
                            Auth., Children's Mem.
                            Hosp., T.E.C.P.,
                            3.50%, 7/26/99, Ser.
VMIG1           14,000      90A...................     14,000,000
                          Evanston Hosp. Corp.
                            Prog., A.N.N.M.T.,
                            3.10%, 11/1/99, Ser.
VMIG1           25,000      92....................     25,000,000
                            3.25%, 2/29/00, Ser.
VMIG1           20,000      95....................     20,000,000
                          Servant Cor Falcon II, F.R.W.D.,
                            3.75%, 7/7/99, Ser.
A1+*            14,000      96A...................     14,000,000
                          Illinois Hlth. Fac. Dev.
                            Auth., Riverside Hlth.
                            Sys., F.R.W.D.,
                            3.70%, 7/1/99, Ser.
VMIG1           12,900      94C...................     12,900,000
                          SSM Health Care,
                            T.E.C.P.,
                            3.25%, 8/18/99, Ser.
A1+*            18,540      98B...................     18,540,000
                          Illinois Hsg. Dev.
                            Auth., Homeowner's
                            Mtge. Rev.,
                            A.N.N.M.T., A.M.T.,
                            3.45%, 10/7/99, Ser.
VMIG1            6,000      98F2..................      6,000,000
                          Illinois St. Sec. Trust
                            Certs., Class A,
                            Q.T.R.O.T.S.,
                            3.28%, 9/2/99, Ser.
A-1*             7,500      98-25.................      7,500,000
                          Illinois St., Gen.
                            Oblig., Q.T.R.O.T.S.,
                            5.125%, 12/1/99, Ser.
Aaa             10,000      95....................     10,080,486
                            6.70%, 6/1/00, Ser.
AAA*             2,140      90....................      2,247,514
                          Wheeling Multifam. Hsg.
                            Rev., Woodland Creek
                            II, F.R.W.D.,
                            3.70%, 7/2/99, Ser.
SP1+*           17,655      90....................     17,655,000
                          Woodridge & Dupage
                            Cntys., Multifam. Hsg.
                            Rev., Hinsdale Lake
                            Terr. Apts., F.R.W.D.,
                            3.85%, 7/2/99, Ser.
A1+*            20,760      90....................     20,760,000
                                                   --------------
                                                      266,784,950
                                                   --------------
                          INDIANA--2.7%
                          Indiana Ed. Fac. Auth.,
                            Wesleyan Univ.,
                            F.R.W.D.,
                            3.55%, 7/1/99, Ser.
NR               7,900      93....................      7,900,000
                          Indiana Sec. Market for
                            Ed. Loans, B.A.N.,
                            3.60%, 6/1/00, Ser.
AAA**            2,000      98F...................      2,002,650
                          Indiana St. Office
                            Building Comm.,
                            Hoosier Notes,
                            T.E.C.P.,
                            3.20%, 9/27/99, Ser.
P-1             11,600      A.....................     11,600,000
                          Lawrence Met. Sch.
                            Dist., T.A.N.,
                            3.50%, 12/31/99, Ser.
NR               9,000      99....................      9,017,545
                          Tippecanoe Cnty.,
                            Caterpillar, Inc.
                            Proj., F.R.W.D.,
                            A.M.T.,
                            3.80%, 7/2/99, Ser.
P-1              8,750      91....................      8,750,000
                                                   --------------
                                                       39,270,195
                                                   --------------

COMMAND TAX-FREE FUND              PORTFOLIO OF INVESTMENTS
                                              JUNE 30, 1999

  MOODY'S    PRINCIPAL
   RATING     AMOUNT                                   VALUE
(UNAUDITED)    (000)          DESCRIPTION (a)         (NOTE 1)
                          IOWA--0.6%
                          Sergeant Bluff Ind.
                            Auth., Sioux City
                            Brick & Tile Proj.,
                            F.R.W.D., A.M.T.,
                            3.77%, 7/1/99, Ser.
NR            $  8,480      96C................... $    8,480,000
                                                   --------------
                          KENTUCKY--6.6%
                          Henderson Cnty. Ind.
                            Dev. Rev., Eastern
                            Alloys LLC Proj.,
                            F.R.W.D., A.M.T.,
                            3.75%, 7/1/99, Ser.
A1+*             5,500      99....................      5,500,000
                          Kentucky Hsg. Corp.
                            Rev., A.M.T.,
                            S.E.M.O.T.,
                            3.20%, 12/31/99, Ser.
MIG1             5,500      99C...................      5,500,000
                          Kentucky St. Tpk. Auth. Econ.
                            Dev., Revitalization Proj.,
                            Prerefunded,
                            7.50%, 5/15/00, Ser.
Aaa              2,500      90....................      2,625,903
                          Road Rev., Prerefunded,
                            7.25%, 5/15/00, Ser.
Aaa              2,700      90....................      2,832,410
                          Leitchfield Ind.
                            Building Rev., Styline
                            Inds., Inc. Proj.,
                            F.R.W.D., A.M.T.,
                            3.75%, 7/1/99, Ser.
A1+*             5,000      99....................      5,000,000
                          Ohio Cnty. Poll. Ctrl.
                            Rev., Big Rivers Elec.
                            Corp. Proj., F.R.W.D.,
                            3.50%, 7/7/99, Ser.
VMIG1           28,300      83....................     28,300,000
                            3.50%, 7/7/99, Ser.
VMIG1           47,100      85....................     47,100,000
                                                   --------------
                                                       96,858,313
                                                   --------------
                          MARYLAND--1.1%
                          Anne Arundel Cnty.,
                            Baltimore Gas &
                            Electric, A.N.N.M.T.,
                            3.52%, 7/1/00, Ser.
VMIG1            6,000      84....................      6,000,000
                          Montgomery Cnty., First
                            Chicago Tender Opt.
                            Cert., F.R.W.D.S.,
                            3.85%, 7/7/99, Ser.
VMIG1           10,935      98C...................     10,935,000
                                                   --------------
                                                       16,935,000
                                                   --------------
                          MASSACHUSETTS--1.6%
                          Brockton, Gen. Oblig.,
                            Prerefunded,
                            6.00%, 5/1/00, Ser.
Aaa              1,000      99....................      1,022,762
                          Mass. St. Hsg. Fin.
                            Agcy., Single Fam.
                            Hsg. Notes, A.M.T.,
MIG1             2,000      3.60%, 6/1/00, Ser. A...    2,000,000
                          Mass. St. Hlth. & Ed.
                            Fac., Univ. Hospital,
                            Prerefunded,
NR               6,000      7.25%, 7/1/00, Ser. C...    6,347,142
                          Mass. St. Wtr. Res.
                            Auth., Prerefunded,
                            7.00%, 4/1/00, Ser.
Aaa              3,560      90A...................      3,729,857
                            7.625%, 4/1/00, Ser.
Aaa              1,145      90A...................      1,204,868
                          Mass. St., Prerefunded,
                            7.25%, 3/1/00, Ser.
Aaa              2,235      90A...................      2,339,973
                          First Chicago Tender
                            Opt. Cert.,
                            F.R.W.D.S.,
                            3.80%, 7/7/99, Ser.
VMIG1            7,020      98B...................      7,020,000
                                                   --------------
                                                       23,664,602
                                                   --------------
                          MICHIGAN--0.4%
                          Willow Run Comm. Sch.,
                            Prerefunded,
                            6.375%, 5/1/00, Ser.
NR               5,200      91....................      5,435,629
                                                   --------------
                          MINNESOTA--1.3%
                          Bloomington Port Auth.,
                            Tax Rev., F.R.W.D.,
                            3.70%, 7/2/99, Ser.
VMIG1           19,000      95A...................     19,000,000
                                                   --------------
                          MISSISSIPPI--1.1%
                          Harrison Cnty. Poll.
                            Ctrl. Rev.,
                            Mississippi Pwr. Co.
                            Proj., F.R.W.D.,
                            3.75%, 7/7/99, Ser.
A-1*            16,750      92....................     16,750,000
                                                   --------------

COMMAND TAX-FREE FUND              PORTFOLIO OF INVESTMENTS
                                              JUNE 30, 1999

  MOODY'S    PRINCIPAL
   RATING     AMOUNT                                   VALUE
(UNAUDITED)    (000)          DESCRIPTION (a)         (NOTE 1)
                          MISSOURI--0.9%
                          St. Charles Cnty. Ind.
                            Dev. Auth., Cedar
                            Ridge Apts., F.R.W.D.,
                            3.57%, 7/7/99, Ser.
A1+*          $ 13,975      88A................... $   13,975,000
                                                   --------------
                          NEVADA--1.1%
                          Clark Cnty. Arpt.
                            Improv. Rev.,
                            F.R.W.D.,
                            3.30%, 7/7/99, Ser.
VMIG1           16,100      93A...................     16,100,000
                                                   --------------
                          NEW JERSEY--0.1%
                          New Jersey Econ. Dev.
                            Auth. Rev.,
                            865 Centennial Ave.
                            Proj., F.R.W.D.,
                            A.M.T.,
                            3.77%, 7/1/99, Ser.
A1+*             1,850      85....................      1,850,000
                                                   --------------
                          NEW MEXICO--0.2%
                          New Mexico St. Highway
                            Comm., Sr. Sub. Lien
                            Tax Rev., B.A.N.,
                            4.25%, 6/15/00, Ser.
Aa2              2,715      98A...................      2,740,219
                                                   --------------
                          NEW YORK--1.3%
                          Met. Trans. Auth., Comm.
                            Fac., T.E.C.P.,
                            3.25%, 10/7/99, Ser.
P-1             15,000      1313..................     15,000,000
                          New York City Mun. Wtr.
                            Fin. Auth., Mun. Secs.
                            Trust Rcpts.,
                            F.R.D.D.S.,
                            3.45%, 7/1/99, Ser.
VMIG1D           3,700      SSP34.................      3,700,000
                                                   --------------
                                                       18,700,000
                                                   --------------
                          NORTH CAROLINA--1.3%
                          North Carolina Ed. Fac.
                            Fin. Agcy., Warren
                            Wilson College,
                            F.R.W.D.,
                            3.65%, 7/1/99, Ser.
Aa1             12,200      98....................     12,200,000
                          Rockingham Cnty. Ind.
                            Fac., Poll. Ctrl.
                            Rev., Phillip Morris
                            Proj., F.R.W.D.,
                            3.50%, 7/7/99, Ser.
P-1              7,200      92....................      7,200,000
                                                   --------------
                                                       19,400,000
                                                   --------------
                          OHIO--3.6%
                          Clinton Cnty. Hosp.
                            Rev., Ohio Hosp. Cap.
                            Fin., F.R.W.D.,
                            3.50%, 7/7/99, Ser.
A1+*            28,000      98....................     28,000,000
                          Medina Cnty. Hsg. Rev.,
                            Oaks At Medina Proj.,
                            F.R.W.D.,
                            3.62%, 7/1/99, Ser.
NR               9,650      97....................      9,650,000
                          Ohio Hsg. Fin. Agcy.,
                            Multifam. Hsg. Rev.,
                            F.R.W.D.,
A1+*             5,945      3.80%, 7/2/99, Ser. B...    5,945,000
                          Perrysburg Exe. Village
                            Sch., B.A.N.,
                            3.82%, 7/15/99, Ser.
NR              10,000      99....................     10,003,144
                                                   --------------
                                                       53,598,144
                                                   --------------
                          OKLAHOMA--0.3%
                          Muskogee Ind. Trust,
                            Muskogee Mall Proj.,
                            F.R.W.D.,
                            3.70%, 7/7/99, Ser.
VMIG1            5,100      85....................      5,100,000
                                                   --------------
                          OREGON--0.9%
                          Oregon St. Hsg. & Comm.
                            Svcs. Dep., Single
                            Fam. Mtge., A.M.T.,
                            3.15%, 4/13/00, Ser.
MIG1             5,000      99C...................      5,000,000
                            3.20%, 4/13/00, Ser.
MIG1             1,500      99D...................      1,500,000
                            3.45%, 6/29/00, Ser.
MIG1             6,400      99G...................      6,400,000
                                                   --------------
                                                       12,900,000
                                                   --------------

COMMAND TAX-FREE FUND              PORTFOLIO OF INVESTMENTS
                                              JUNE 30, 1999

  MOODY'S    PRINCIPAL
   RATING     AMOUNT                                   VALUE
(UNAUDITED)    (000)          DESCRIPTION (a)         (NOTE 1)
                          PENNSYLVANIA--5.7%
                          Dauphin Cnty. Gen. Auth. Rev.,
                            All Hlth. Pooled Fin.
                            Prog., F.R.W.D.,
                            3.50%, 7/7/99, Ser.
A1+*          $ 30,000      97A................... $   30,000,000
A1+*            10,000      3.50%, 7/7/99, Ser. B...   10,000,000
                          Ed. & Hlth. Prog.,
                            F.R.W.D.,
                            3.70%, 7/1/99, Ser.
VMIG1           23,800      97....................     23,800,000
                          Lehigh Cnty. Gen.
                            Purpose Auth., Wiley
                            House, Prerefunded,
                            8.75%, 11/1/99, Ser.
Aaa             11,060      89....................     11,476,222
                          Penn. Intergov Coop. Auth.,
                            Philadelphia Funding Prog.,
                            B.A.N.,
                            5.75%, 6/15/00, Ser.
Aaa              3,000      96....................      3,069,750
                          Temple Univ. Funding Notes,
                            T.A.N.,
                            3.15%, 5/12/00, Ser.
MIG1             6,000      99....................      6,000,000
                                                   --------------
                                                       84,345,972
                                                   --------------
                          RHODE ISLAND--0.7%
                          Rhode Island Student Ln.
                            Auth., Student Ln.
                            Prog. Rev. Proj.,
                            F.R.W.D., A.M.T.,
                            3.45%, 7/7/99, Ser.
A1+*            10,000      96-2..................     10,000,000
                                                   --------------
                          SOUTH CAROLINA--2.1%
                          Richland Cnty. Sch.
                            Dist. 1, FGIC-TCRS,
                            B.A.N.,
                            6.625%, 3/1/00, Ser.
MIG1             2,310      96....................      2,361,993
                          South Carolina Ed. Fac.
                            Auth., Presbyterian
                            College, F.R.W.D.,
                            3.65%, 7/1/99, Ser.
CPS1            11,630      98....................     11,630,000
                          South Carolina Jobs
                            Econ. Dev. Auth.,
                            Wellman, Inc. Proj.,
                            F.R.D.D., A.M.T.,
                            3.65%, 7/1/99, Ser.
CPS1               700      91....................        700,000
                          South Carolina Pub.
                            Svcs. Auth., T.E.C.P.,
P-1             16,400      3.25%, 9/9/99...........   16,400,000
                                                   --------------
                                                       31,091,993
                                                   --------------
                          SOUTH DAKOTA--4.0%
                          South Dakota Hsg. Dev.
                            Auth. Homeownership
                            Mtge.,
                            T.A.N.,
                            3.40%, 7/7/00, Ser.
MIG1             5,315      99E...................      5,315,000
                          A.M.T.,
                            3.75%, 8/5/99, Ser.
MIG1             9,000      98C...................      9,000,000
                            3.20%, 4/7/00, Ser.
NR               6,000      99C...................      6,000,000
                            3.45%, 7/7/00, Ser.
MIG1            22,000      99F...................     22,000,000
                          A.M.T., A.N.N.M.T.,
                            3.20%, 12/2/99, Ser.
MIG1            16,250      98....................     16,250,000
                                                   --------------
                                                       58,565,000
                                                   --------------
                          TENNESSEE--6.5%
                          Dickson Cnty.,
                            Renaissance Learning
                            Cent. Rev., F.R.W.D.,
                            3.75%, 7/7/99, Ser.
Aa3             12,000      97....................     12,000,000
                          F.R. Morgan Keegan Mun.
                            Prods., Trust Rcpts.,
                            A.M.T., F.R.W.D.S.,
                            3.92%, 7/1/99, Ser.
A1+*            26,000      99C...................     26,000,000
                          Memphis Center City Rev.
                            Fin. Corp., Arbors of
                            Harbor Town, F.R.W.D.,
                            3.40%, 7/7/99, Ser.
A1+*            12,150      90....................     12,150,000
                          Nashville & Davidson
                            Cntys.
                            Country Music Hall Of
                            Fame, F.R.W.D.,
                            3.65%, 7/1/99, Ser.
A1+*             5,000      99....................      5,000,000
                          Eagle Tax Exempt Trust,
                            A.N.N.O.T.S.,
                            3.25%, 8/12/99, Ser.
A1+*D           16,965      96C...................     16,965,000

COMMAND TAX-FREE FUND              PORTFOLIO OF INVESTMENTS
                                              JUNE 30, 1999

  MOODY'S    PRINCIPAL
   RATING     AMOUNT                                   VALUE
(UNAUDITED)    (000)          DESCRIPTION (a)         (NOTE 1)
                          TENNESSEE--(cont'd.)
                          Shelby Cnty., T.E.C.P.,
                            4.40%, 7/9/99, Ser.
P-1           $  4,000      98A................... $    4,000,000
                          Sumner Cnty. Hlth. Ed. &
                            Hsg. Bd. Rev., Hosp.
                            Alliance Pooled,
                            F.R.W.D.,
                            3.77%, 7/1/99, Ser.
A1+*            20,000      99A...................     20,000,000
                                                   --------------
                                                       96,115,000
                                                   --------------
                          TEXAS--9.6%
                          Bexar Cnty. Hsg. Fin.
                            Corp., Perrin Park
                            Apt., A.M.T.,
                            F.R.W.D.,
                            3.77%, 7/1/99, Ser.
VMIG1           10,375      96....................     10,375,000
                          Collin Cnty. Hsg. Fin.
                            Corp. Multifam. Hsg.
                            Rev., Huntington Apts.
                            Proj., F.R.W.D.,
                            3.77%, 7/1/99, Ser.
A1*              6,155      96....................      6,155,000
                          Guadalupe Blanco River
                            Auth., BOC Group,
                            Inc., F.R.W.D.,
                            3.65%, 7/1/99, Ser.
CPS1            13,800      93....................     13,800,000
                          Houston Wtr. & Swr.
                            Sys., F.R.W.D.S.,
                            3.62%, 7/14/99, Ser.
A1+*             5,600      SG73..................      5,600,000
                          Houston, Gen. Oblig.,
                            T.E.C.P.,
                            3.30%, 7/21/99, Ser.
P-1              7,000      B.....................      7,000,000
                            3.10%, 8/12/99, Ser.
P-1             21,100      B.....................     21,100,000
                            3.25%, 8/19/99, Ser.
P-1             11,000      A.....................     11,000,000
                          San Antonio Electric &
                            Gas Rev., Mun. Secs.
                            Trust Rcpts.
                            F.R.W.D.S.,
                            3.62%, 7/14/99, Ser.
A1+*            10,220      SGA48.................     10,220,000
                          San Antonio Wtr. Sys.,
                            T.E.C.P.,
                            3.15%, 8/13/99, Ser.
P-1             17,500      95....................     17,500,000
                            3.25%, 8/13/99, Ser.
P-1              7,000      95....................      7,000,000
                          Tarrant Cnty. Hlth. Fac. Dev.,
                            Var. Adventist/Sunbelt, F.R.W.D.,
                            3.70%, 7/1/99, Ser.
VMIG1           10,000      96A...................     10,000,000
                          Texas St. Nat. Res.
                            Lab., Prerefunded,
                            7.125%, 4/1/00, Ser.
Aaa             16,580      90....................     17,386,170
                          Texas St. Univ. Sys.
                            Rev., Ref. Fin. Sys.,
                            B.A.N.,
                            4.50%, 3/15/00, Ser.
Aaa              4,245      98B...................      4,288,837
                                                   --------------
                                                      141,425,007
                                                   --------------
                          UTAH--1.5%
                          Intermountain Pwr.
                            Agcy., T.E.C.P.,
                            3.25%, 10/13/99, Ser.
VMIG1            6,300      85F...................      6,300,000
                          Utah Cnty., T.R.A.N.,
                            3.85%, 12/29/99, Ser.
NR               3,000      99....................      3,008,756
                          Utah St., Gen. Oblig.,
                            T.E.C.P.,
P-1             13,000      3.15%, 8/16/99..........   13,000,000
                                                   --------------
                                                       22,308,756
                                                   --------------
                          VIRGINIA--1.5%
                          Fairfax Cnty. Econ. Dev.
                            Auth., LEHM-Res. Rec.,
                            A.M.T., Q.T.R.O.T.S.,
                            3.30%, 8/2/99, Ser.
VMIG1D          15,000      99A15.................     15,000,000
                          Hopewell Ind. Dev. Auth.
                            Rev., Hudson Pwr.
                            Proj., A.M.T.,
                            F.R.D.D.,
                            3.65%, 7/1/99, Ser.
P-1              6,700      90A...................      6,700,000
                                                   --------------
                                                       21,700,000
                                                   --------------

COMMAND TAX-FREE FUND              PORTFOLIO OF INVESTMENTS
                                              JUNE 30, 1999

  MOODY'S    PRINCIPAL
   RATING     AMOUNT                                   VALUE
(UNAUDITED)    (000)          DESCRIPTION (a)         (NOTE 1)
                          WASHINGTON--2.1%
                          Port Seattle Washington,
                            B.A.N.,
                            6.00%, 2/1/00, Ser.
Aaa           $  1,000      95A................... $    1,015,440
                          Thurston Cnty. Sc.
                            Dist., B.A.N.,
                            4.00%, 12/1/99, Ser.
Aaa              1,060      97....................      1,063,030
                          Washington Hsg. Fin.
                            Comm., Anchor Village
                            Apts. Proj., A.M.T.,
                            F.R.W.D.,
                            3.80%, 7/1/99, Ser.
A1+*            10,750      97....................     10,750,000
                          Washington St. Hlth.
                            Care
                            Fac., Sisters of St.
                            Joseph's Peace,
                            F.R.W.D.,
                            3.75%, 7/1/99, Ser.
VMIG1           18,300      93....................     18,300,000
                                                   --------------
                                                       31,128,470
                                                   --------------
                          WEST VIRGINIA--1.0%
                          Grant Cnty. Solid Waste
                            Rev., Vepco, T.E.C.P.,
                            A.M.T.,
                            3.30%, 8/2/99, Ser.
VMIG1           15,000      96....................     15,000,000
                                                   --------------
                          WISCONSIN--0.8%
                          Middleton Crossplains
                            Area, T.R.A.N.,
NR               5,300      3.73%, 8/25/99..........    5,300,377
                          Milwaukee Redev. Auth.,
                            Historic Third Ward
                            Parking, F.R.W.D.,
                            3.60%, 7/1/99, Ser.
NR               4,290      99....................      4,290,000
                          Milwaukee, Gen. Oblig.,
                            B.A.N.,
                            6.60%, 6/15/00, Ser.
Aa1              2,960      BY....................      3,052,212
                                                   --------------
                                                       12,642,589
                                                   --------------
                          WYOMING--0.6%
                          Sweetwater Cnty. Poll.
                            Ctrl. Rev., Pacificorp
                            Proj., T.E.C.P.,
                            3.45%, 7/16/99, Ser.
VMIG1            9,335      92A...................      9,335,000
                                                   --------------
                          Total Investments--105.3%
                          (cost
                            $1,555,244,942**).....  1,555,244,942
                          Liabilities in excess of
                            other
                            assets--(5.3%)........    (78,513,425)
                                                   --------------
                          Net Assets--100%........ $1,476,731,517
                                                   --------------
                                                   --------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.T.--Alternative Minimum Tax.
    A.N.N.M.T.--Annual Mandatory Tender.
    A.N.N.O.T.S.--Annual Option Tender--Synthetic.
    B.A.N.--Bond Anticipation Note.
    F.R.D.D.--Floating Rate (Daily) Demand Note(b).
    F.R.D.D.S.--Floating Rate (Daily) Demand--Synthetic Note(b).
    F.R.W.D.--Floating Rate (Weekly) Demand Note(b).
    F.R.W.D.S.--Floating Rate (Weekly) Demand--Synthetic Note(b). Q.T.R.O.T.S.--Quarterly Optional Tender--Synthetic.
    S.E.M.O.T.--Semi-Annual Optional Tender.
    T.A.N.--Tax Anticipation Note.
    T.E.C.P.--Tax Exempt Commercial Paper.
    T.R.A.N.--Tax and Revenue Anticipation Note.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
* Standard & Poor's rating.
** The cost for federal income tax purposes is substantially the same as for financial reporting purposes.
+ Indicates an illiquid security restricted as to resale. The aggregate cost of such securities is $46,265,000. The aggregate value of $46,265,000 is approximately 3.1% of net assets.
NR--Not Rated by Moody's or Standard & Poor's.
                                      B-40

 COMMAND TAX-FREE FUND
 STATEMENT OF ASSETS AND LIABILITIES

ASSETS                                                                                     JUNE 30, 1999
                                                                                           --------------
Investments, at amortized cost which approximates market value..........................   $1,555,244,942
Cash....................................................................................           54,224
Receivable for Fund shares sold.........................................................       12,910,898
Interest receivable.....................................................................        8,077,133
Prepaid expenses........................................................................           14,101
                                                                                           --------------
  Total assets..........................................................................    1,576,301,298
                                                                                           --------------
LIABILITIES
Payable for investments purchased.......................................................       76,493,050
Payable for Fund shares repurchased.....................................................       22,087,133
Management fee payable..................................................................          542,621
Accrued expenses........................................................................          363,806
Distribution fee payable................................................................           83,171
                                                                                           --------------
  Total liabilities.....................................................................       99,569,781
                                                                                           --------------
NET ASSETS..............................................................................   $1,476,731,517
                                                                                           --------------
                                                                                           --------------
Net assets were comprised of:
  Shares of beneficial interest, at par.................................................   $   14,767,315
  Paid-in capital in excess of par......................................................    1,461,964,202
                                                                                           --------------
Net assets, June 30, 1999...............................................................   $1,476,731,517
                                                                                           --------------
                                                                                           --------------
Net asset value, offering price and redemption price per share ($1,476,731,517 divided by 1,476,731,517 shares of beneficial interest ($.01 par value) issued and
  outstanding)..........................................................................            $1.00
                                                                                           --------------
                                                                                           --------------

 COMMAND TAX-FREE FUND
 STATEMENT OF OPERATIONS

                                           YEAR ENDED
                                            JUNE 30,
NET INVESTMENT INCOME                         1999
                                         --------------
Income
  Interest and discount earned..........  $  51,160,693
                                         --------------
Expenses
  Management fee........................      6,685,127
  Distribution fee......................      1,936,709
  Transfer agent's fees.................        188,000
  Reports to shareholders...............         90,000
  Custodian's fees and expenses.........         70,000
  Registration fees.....................         50,000
  Trustees' fees........................         27,000
  Audit fee.............................         27,000
  Insurance expense.....................         17,000
  Legal fees and expenses...............         10,000
  Miscellaneous.........................          3,677
                                         --------------
    Total expenses......................      9,104,513
  Less: custodian fee credit (Note 1)...        (71,762)
                                         --------------
    Net expenses........................      9,032,751
                                         --------------
Net investment income...................     42,127,942
                                         --------------
REALIZED GAIN ON INVESTMENTS
Net realized gain on investment
  transactions..........................         16,415
                                         --------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS...............  $  42,144,357
                                         --------------
                                         --------------

 COMMAND TAX-FREE FUND
 STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE)            YEAR ENDED JUNE 30,
                        ---------------------------------
IN NET ASSETS                1999              1998
                        ---------------   ---------------
Operations
  Net investment
  income............... $    42,127,942   $    39,793,567
  Net realized gain on
    investment
    transactions.......          16,415             6,522
                        ---------------   ---------------
  Net increase in net
    assets resulting
    from operations....      42,144,357        39,800,089
                        ---------------   ---------------
Dividends and
distributions to
shareholders (Note
1).....................     (42,144,357)      (39,800,089)
                        ---------------   ---------------
Fund share transactions
(at $1 per share)
  Net proceeds from
    shares
    subscribed.........   5,590,973,138     5,269,527,972
  Net asset value of
    shares issued in
    reinvestment of
    dividends and
    distributions......      42,144,357        39,800,089
  Cost of shares
  reacquired...........  (5,489,371,232)   (5,105,855,856)
                        ---------------   ---------------
  Net increase in net
    assets from Fund
    share
    transactions.......     143,746,263       203,472,205
                        ---------------   ---------------
Total increase.........     143,746,263       203,472,205
NET ASSETS
Beginning of year......   1,332,985,254     1,129,513,049
                        ---------------   ---------------
End of year............ $ 1,476,731,517   $ 1,332,985,254
                        ---------------   ---------------
                        ---------------   ---------------

 COMMAND TAX-FREE FUND
 FINANCIAL HIGHLIGHTS

                                                                    YEAR ENDED JUNE 30,
                                           ----------------------------------------------------------------------
                                              1999           1998           1997           1996           1995
                                           ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...    $    1.000     $    1.000     $    1.000     $    1.000     $    1.000
Net investment income and net realized
  gains................................         0.027          0.031          0.030          0.031          0.032
Dividends and distributions to
  shareholders.........................        (0.027)        (0.031)        (0.030)        (0.031)        (0.032)
                                           ----------     ----------     ----------     ----------     ----------
Net asset value, end of period.........    $    1.000     $    1.000     $    1.000     $    1.000     $    1.000
                                           ----------     ----------     ----------     ----------     ----------
                                           ----------     ----------     ----------     ----------     ----------
TOTAL RETURN(a)........................          2.77%          3.16%          3.05%          3.12%          3.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........    $1,476,732     $1,332,985     $1,129,513     $1,156,935     $1,055,568
Average net assets (000)...............    $1,549,367     $1,279,188     $1,181,084     $1,134,257     $  926,888
Ratios to average net assets:
  Expenses, including distribution
  fees.................................           .59%           .60%           .64%           .66%           .66%
  Expenses, excluding distribution
  fees.................................           .46%           .47%           .51%           .54%           .54%
  Net investment income................          2.72%          3.11%          3.00%          3.06%          3.05%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements appearing on page 30.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Command Tax-Free Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Command Tax-Free Fund (the "Fund") at June 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
August 18, 1999
                                      B-43

COMMAND GOVERNMENT FUND                    PORTFOLIO OF INVESTMENTS
                                                      JUNE 30, 1999

PRINCIPAL
  AMOUNT                                         VALUE
  (000)               DESCRIPTION               (NOTE 1)
              U.S> Government Agencies--83.3%
              Federal Farm Credit Bank--2.3%
$    2,000      6.49%, 7/19/99............  $     2,001,407
    14,000      4.875%, 9/1/99............       13,994,039
                                            ---------------
                                                 15,995,446
                                            ---------------
              FEDERAL HOME LOAN BANK--51.4%
    33,500      4.91%, 7/1/99(a)..........       33,491,752
    50,500      5.339%, 7/7/99(a).........       50,497,792
    11,000      5.349%, 7/7/99(a).........       10,996,562
    11,000      5.419%, 7/7/99(a).........       11,001,482
    92,000      4.775%, 7/8/99(a).........       91,991,222
    11,965      5.54%, 7/13/99............       11,964,771
     2,000      5.536%, 7/15/99...........        2,000,396
       500      5.57%, 8/3/99.............          500,199
     6,000      5.00%, 10/27/99...........        6,000,000
    14,000      4.80%, 1/11/00(a).........       13,994,866
    22,000      4.90%, 1/14/00............       22,000,000
    11,000      4.90%, 2/11/00............       10,993,463
     6,000      4.95%, 2/17/00............        5,997,968
     8,000      5.00%, 2/24/00............        7,999,007
     8,000      5.00%, 2/25/00............        8,000,000
    16,000      5.035%, 2/25/00...........       15,992,352
     8,000      5.035%, 3/2/00............        8,000,000
     6,000      5.605%, 3/23/00...........        6,022,048
    13,000      5.01%, 4/28/00............       12,988,211
     2,500      5.075%, 4/28/00...........        2,500,087
    13,000      5.02%, 5/12/00............       12,985,090
    10,500      5.15%, 5/19/00............       10,492,031
     5,000      5.35%, 6/8/00.............        4,996,624
     5,500      5.66%, 7/6/00.............        5,507,453
                                            ---------------
                                                366,913,376
                                            ---------------
              FEDERAL HOME LOAN MORTGAGE
                CORPORATION--6.4%
     2,500      5.00%, 7/6/99.............        2,498,264
    27,000      4.82%, 8/18/99(a).........       26,997,552
    15,000      4.85%, 8/26/99............       14,886,833
     1,500      6.395%, 5/16/00...........        1,516,836
                                            ---------------
                                                 45,899,485
                                            ---------------
              FEDERAL NATIONAL MORTGAGE
                ASSOCIATION--15.1%
    24,000      5.299%, 7/7/99(a).........       23,997,839
     7,410      6.03%, 7/7/99.............        7,411,209
    17,000      6.64%, 7/12/99............       17,008,581
    10,154      4.74%, 8/13/99............       10,096,511
     4,000      5.47%, 8/16/99............        4,003,095
     2,000      6.00%, 8/19/99............        2,002,041
    35,000      4.975%, 9/17/99(a)........       34,995,472
     8,500      5.33%, 6/9/00.............        8,492,772
                                            ---------------
                                                108,007,520
                                            ---------------
              STUDENT LOAN MARKETING
                ASSOCIATION--8.1%
    22,500      4.92%, 7/1/99(a)..........       22,495,398
    11,500      5.639%, 7/7/99(a).........       11,497,565
    11,025      5.53%, 7/16/99............       11,024,696
    13,000      4.50%, 8/2/99.............       12,993,642
                                            ---------------
                                                 58,011,301
                                            ---------------
              Total U.S. Government
                Agencies
                (amortized cost
                $594,827,128)...........      594,827,128
                                          ---------------

                                      B-44

COMMAND GOVERNMENT FUND

PRINCIPAL
  AMOUNT                                       VALUE
  (000)               DESCRIPTION             (NOTE 1)
              REPURCHASE AGREEMENTS(b)--16.0%
$   30,585    Goldman, Sachs & Co.,
                5.15%, dated 6/29/99,
                due 7/1/99 in the amount
                of $30,593,751 (cost
                $30,585,000), value of
                collateral including
                accrued
                interest--$31,196,701...  $    30,585,000

10,572        Merrill Lynch, Pierce,
                Fenner & Smith, Inc.,
                5.10%, dated 6/30/99,
                due 7/2/99 in the amount
                of $10,574,995 (cost
                $10,572,000), value of
                collateral including
                accrued
                interest--$10,784,029...       10,572,000

39,134        Morgan Stanley Dean
                Witter, 4.80%, dated
                6/17/99, due 7/1/99 in
                the amount of
                $39,207,050 (cost
                $39,134,000), value of
                collateral including
                accrued
                interest--$40,524,523...       39,134,000

34,000        Morgan Stanley Dean
                Witter, 5.15%, dated
                6/28/99, due 7/6/99 in
                the amount of
                $34,038,911 (cost
                $34,000,000), value of
                collateral including
                accrued
                interest--$35,208,100...       34,000,000
                                          ---------------
              Total Repurchase
                Agreements
                (amortized cost
                $114,291,000)...........      114,291,000
                                          ---------------
              TOTAL INVESTMENTS--99.3%
              (amortized cost
                $709,118,128(c))........      709,118,128
              Other assets in excess of
                liabilities--0.7%.......        5,271,409
                                          ---------------
              NET ASSETS--100%..........  $   714,389,537
                                          ---------------
                                          ---------------

---------------
(a) Variable rate instrument. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(b) Repurchase agreements are collateralized by U.S. Treasury or Federal agency obligations.
(c) The cost for federal income tax purposes is substantially the same as for financial reporting purposes.
                                      B-45

 COMMAND GOVERNMENT FUND
 STATEMENT OF ASSETS AND LIABILITIES

ASSETS                                                                                       JUNE 30, 1999
                                                                                             -------------
Investments, at amortized cost which approximates market value............................   $ 594,827,128
Repurchase agreements.....................................................................     114,291,000
Receivable for Fund shares sold...........................................................      26,554,598
Interest receivable.......................................................................       5,906,587
Prepaid expenses..........................................................................           6,100
                                                                                             -------------
  Total assets............................................................................     741,585,413
                                                                                             -------------
LIABILITIES
Payable for Fund shares repurchased.......................................................      26,699,826
Management fee payable....................................................................         245,941
Accrued expenses and other liabilities....................................................         209,239
Distribution fee payable..................................................................          40,870
                                                                                             -------------
  Total liabilities.......................................................................      27,195,876
                                                                                             -------------
NET ASSETS................................................................................   $ 714,389,537
                                                                                             -------------
                                                                                             -------------
Net assets were comprised of:
  Shares of beneficial interest, at par...................................................   $   7,143,895
  Paid-in capital in excess of par........................................................     707,245,642
                                                                                             -------------
Net assets, June 30, 1999.................................................................   $ 714,389,537
                                                                                             -------------
                                                                                             -------------
Net asset value, offering price and redemption price per share ($714,389,537 divided by
  714,389,537 shares of beneficial interest ($.01 par value) issued and outstanding)......           $1.00
                                                                                             -------------
                                                                                             -------------

 COMMAND GOVERNMENT FUND
 STATEMENT OF OPERATIONS

                                          YEAR ENDED
                                           JUNE 30,
NET INVESTMENT INCOME                        1999
                                        --------------
Income
  Interest and discount earned.........  $  38,384,200
                                        --------------
Expenses
  Management fee.......................      2,959,117
  Distribution fee.....................        924,724
  Transfer agent's fees and expenses...        104,000
  Custodian's fees and expenses........         75,000
  Reports to shareholders..............         31,000
  Audit fee............................         27,000
  Trustees' fees.......................         21,000
  Insurance expense....................          9,000
  Legal fees and expenses..............          8,000
  Miscellaneous........................            941
                                        --------------
    Total expenses.....................      4,159,782
                                        --------------
Net investment income..................     34,224,418
                                        --------------
REALIZED GAIN ON INVESTMENTS
Net realized gain on investment
  transactions.........................         22,602
                                        --------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS..............  $  34,247,020
                                        --------------
                                        --------------

 COMMAND GOVERNMENT FUND
 STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE)            YEAR ENDED JUNE 30,
                        ---------------------------------
IN NET ASSETS                1999              1998
                        ---------------   ---------------
Operations
  Net investment
  income............... $    34,224,418   $    28,533,721
  Net realized gain on
    investment
    transactions.......          22,602            50,018
                        ---------------   ---------------
  Net increase in net
    assets resulting
    from operations....      34,247,020        28,583,739
                        ---------------   ---------------
Dividends and
distributions to
shareholders (Note
1).....................     (34,247,020)      (28,583,739)
                        ---------------   ---------------
Fund share transactions
(at $1 per share)
  Net proceeds from
    shares
    subscribed.........   3,282,787,339     2,601,216,630
  Net asset value of
    shares issued to
    shareholders in
    reinvestment of
    dividends and
    distributions......      34,247,020        28,583,739
  Cost of shares
  reacquired...........  (3,211,372,225)   (2,549,542,451)
                        ---------------   ---------------
  Net increase in net
    assets from Fund
    share
    transactions.......     105,662,134        80,257,918
                        ---------------   ---------------
Total increase.........     105,662,134        80,257,918
NET ASSETS
Beginning of year......     608,727,403       528,469,485
                        ---------------   ---------------
End of year............ $   714,389,537   $   608,727,403
                        ---------------   ---------------
                        ---------------   ---------------

 COMMAND GOVERNMENT FUND
 FINANCIAL HIGHLIGHTS

                                                               YEAR ENDED JUNE 30,
                                           ------------------------------------------------------------
                                             1999         1998         1997         1996         1995
                                           --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.....    $  1.000     $  1.000     $  1.000     $  1.000     $  1.000
Net investment income and net realized
  gains................................       0.046        0.051        0.049        0.050        0.048
Dividends and distributions to
  shareholders.........................      (0.046)      (0.051)      (0.049)      (0.050)      (0.048)
                                           --------     --------     --------     --------     --------
Net asset value, end of year...........    $  1.000     $  1.000     $  1.000     $  1.000     $  1.000
                                           --------     --------     --------     --------     --------
                                           --------     --------     --------     --------     --------
TOTAL RETURN(a)........................        4.74%        5.20%        4.97%        5.12%        4.89%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)..........    $714,390     $608,727     $528,469     $487,485     $404,295
Average net assets (000)...............    $739,779     $562,693     $534,580     $477,168     $350,458
Ratios to average net assets:
  Expenses, including distribution
  fees.................................         .56%         .56%         .63%         .68%         .65%
  Expenses, excluding distribution
  fees.................................         .44%         .44%         .51%         .56%         .53%
  Net investment income................        4.63%        5.08%        4.84%        4.97%        4.81%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements appearing on page 30.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Command Government Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Command Government Fund (the "Fund") at June 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
August 18, 1999
                                      B-48

 COMMAND FUNDS
 NOTES TO FINANCIAL STATEMENTS

   Command Money Fund, Command Government Fund and Command Tax-Free Fund (each a "Fund" and collectively, the 'Funds') are each registered under the Investment Company Act of 1940 as an open-end, diversified management investment company whose shares are offered exclusively to participants in the Prudential Securities Command Account Program of Prudential Securities Incorporated (Prudential Securities). The Command Money Fund seeks high current income, preservation of capital and maintenance of liquidity by investing in a diversified portfolio of money market instruments maturing in 13 months or less. The Command Government Fund seeks high current income, preservation of capital and maintenance of liquidity by investing in a portfolio of U.S. government securities maturing in 13 months or less. The Command Tax-Free Fund seeks high current income that is exempt from federal income taxes, consistent with the preservation of capital and maintenance of liquidity. The Fund invests in a diversified portfolio of short-term, tax-exempt securities with maturities of 13 months or less that are issued by states, municipalities and their agencies (or authorities). Some securities may be subject to the federal alternative minimum tax (AMT). The Funds invest in a portfolio of money market instruments whose ratings are within the two highest ratings categories by a nationally recognized statistical rating agency or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Funds to meet their obligations may be affected by economic and/or political developments in a specific industry, state or region.


NOTE 1. ACCOUNTING            The following is a summary of
POLICIES                      significant generally accepted
                              accounting policies followed by the Funds in the
preparation of their financial statements.

SECURITIES VALUATION: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. If the amortized cost method is determined not to represent fair value, the value shall be determined by or under the direction of the Board of Trustees. All securities are valued as of 4:30 p.m., New York time.

The Fund may hold up to 10% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law ("restricted securities"). None of the issues of restricted securities held by the Fund at June 30, 1999 include registration rights under which the Fund may demand registration by the issuer.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management. Net investment income for dividend purposes includes accrued interest and amortization of premiums and discounts, plus or minus any gains or losses realized on sales of portfolio securities, less the estimated expenses of the Fund applicable to the dividend period.

FEDERAL INCOME TAXES: Each Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to its shareholders. Therefore, no federal income tax provision is required. The cost of portfolio securities for federal income tax purposes is substantially the same as for financial reporting purposes.

DIVIDENDS: Each Fund declares all of its net investment income as dividends daily to its shareholders of record at the time of such declaration. Dividends are reinvested daily into additional full and fractional shares of the respective Fund at the net asset value per share determined on the date of declaration.

CUSTODY FEE CREDITS: The Command Tax-Free Fund has an arrangement with its custodian bank, whereby uninvested money earns credits which reduce the fees charged by the custodian.

NOTE 2. AGREEMENTS            Each Fund has a manage-
                              ment agreement with Pru-
dential Investments Fund Management LLC (PIFM). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with the Prudential Investment Corporation (PIC); PIC furnishes investment advisory services in connection with the management of the Funds. PIFM pays for the cost of the subadvisor's services, the compensation of officers of the Funds, occupancy and certain clerical and bookkeeping costs of the Funds. The Funds bear all other costs and expenses.

   The management fee paid to PIFM is computed daily and payable monthly on the following basis:

         AVERAGE DAILY             COMMAND      COMMAND       COMMAND
          NET ASSETS                MONEY      GOVERNMENT     TAX-FREE
-------------------------------    -------     ----------     -------
First $500 million.............      .500%        .400%         .500%
Second $500 million............      .425%        .400%         .425%
Third $500 million.............      .375%        .375%         .375%
Excess of $1.5 billion.........      .350%        .375%         .375%

   Each Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS") which acts as the distributor of the shares of each Fund. Each Fund compensates PIMS for distributing and servicing each Fund's shares, pursuant to the plan of distribution at an annual rate of .125 of 1% of the average daily net assets of each Fund's shares. The distribution fees are accrued daily and payable monthly.

PIFM, PIC and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

NOTE 3. OTHER                 Prudential Mutual Fund Ser-
TRANSACTIONS                  vices LLC (PMFS), a wholly
WITH AFFILIATES               owned subsidiary of PIFM,
                              serves as the Funds' transfer agent. During the
year ended June 30, 1999 the Funds incurred fees for the services of PMFS of approximately:

Command Money..................................  $3,698,400
Command Government.............................  $  103,700
Command Tax-Free...............................  $  186,300

   As of June 30, 1999, the following amounts were due to PMFS from the Funds:

Command Money...................................  $327,176
Command Government..............................  $  8,510
Command Tax-Free................................  $ 15,250

                         FEDERAL INCOME TAX INFORMATION
                                   (UNAUDITED)
COMMAND TAX-FREE FUND:

   We are required by the Internal Revenue Code to advise you within 60 days of the Command Tax-Free Fund's fiscal year-end (June 30, 1999) as to the federal tax status of dividends and distributions paid by the Fund during such fiscal year. Accordingly, we are advising you that for the year ended June 30, 1999, dividends paid from net investment income totaling $.027 per share were all federally tax-exempt interest dividends.

COMMAND GOVERNMENT FUND:

IMPORTANT NOTICE FOR CERTAIN SHAREHOLDERS
-----------------------------------------

   We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state's taxing authorities. We are pleased to report that 42% of the dividends paid by the Command Government Fund qualify for such deduction.

   For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.
                                      B-51

                   APPENDIX I--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

ASSET ALLOCATION

    Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest payments. Duration is expressed as a measure of time in years the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing buying securities when prices are low and selling them when prices are relatively higher may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

    Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                APPENDIX II--INFORMATION RELATING TO PRUDENTIAL

    Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in Prudential Utility Fund's Prospectus and "How the Funds are Managed--Manager" in the other Funds' Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1997 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

    The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1997. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs more than 79,000 persons worldwide, and maintains a sales force of approximately 10,100 agents and 6,500 domestic and international financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

    INSURANCE. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 40 million people worldwide. Long one of the largest issuers of life insurance, Prudential has 25 million life insurance policies in force today with a face value of almost $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. Prudential provides auto insurance for more than 1.5 million cars and insures approximately 1.2 million homes.

    MONEY MANAGEMENT. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1997, Prudential had more than $370 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part), manages over $211 billion in assets of institutions and individuals. In INSTITUTIONAL INVESTOR, July 1998, Prudential was ranked eighth in terms of total assets under management as of December 31, 1997.

    REAL ESTATE. The Prudential Real Estate Affiliates is one of the leading real estate residential and commercial brokerage networks in North America and has more than 37,000 real estate brokers and agents with over 1,400 offices across the United States.

    HEALTHCARE. Over two decades ago, Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.9 million Americans receive healthcare from a Prudential managed care membership.(2)

    FINANCIAL SERVICES. The Prudential Savings Bank FSB, a wholly-owned subsidiary of Prudential, has nearly $1 billion in assets and serves nearly 1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

    As of November 30, 1998, Prudential Investments Fund Management was the eighteenth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

------------
    (1)PIC serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates LLC as one of the subadvisers to Prudential Diversified Funds, Prudential 20/20 Focus Fund and The Prudential Investment Portfolios, Inc. and Mercator Asset Management LP as the subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust.

    (2)On December 10, 1998, Prudential announced its intention to sell Prudential Health Care to Aetna Inc. for $1 billion.

    The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S and USA TODAY.

    EQUITY FUNDS. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Growth Fund, a growth-style equity fund managed by Jennison Associates LLC, a premier institutional equity manager and a subsidiary of Prudential.

    HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(3) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

    Prudential's portfolio managers are supported by a large and sophisticated research organization. Investment grade bond analysts monitor the financial viability of different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

    Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from PULP AND PAPER FORECASTER to WOMEN'S WEAR DAILY--to keep them informed of the industries they follow.

    Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential Mutual Fund.

    Prudential Mutual Funds trade billions in U.S. and foreign government securities a year. PIC seeks information from government policy makers. Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

INFORMATION ABOUT PRUDENTIAL SECURITIES

    Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,000 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and Annuities. As of December 31, 1998, assets held by Prudential Securities for its clients approximated $268 billion. During 1998, over 31,000 new customer accounts were opened each month at Prudential Securities.(4)

    Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment and financial planning areas.

    In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial ArchitectsSFinancial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

------------
    (3)The number of bonds and the size of the Fund are subject to change.

    (4)As of December 31, 1998.

    For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

                                     PART C
                               OTHER INFORMATION

ITEM 23. EXHIBITS.


  (a). Amended and Restated Declaration of Trust, incorporated by reference to Exhibit No. 1 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed via EDGAR on August 27, 1997 (File No. 2-73900).



  (b). By-Laws, as amended, incorporated by reference to Exhibit No. 2 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed via EDGAR on August 27, 1997 (File No. 2-73900).



  (d). (i) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc. incorporated by reference to Exhibit No. 5(a) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed via EDGAR on August 27, 1997 (File No. 2-73900).



       (ii) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation, incorporated by reference to Exhibit No. 5(b) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed via EDGAR on August 27, 1997 (File No. 2-73900).



  (e) (i) Distribution Agreement between the Registrant and Prudential Mutual Fund Distributors, Inc., amended and restated as of April 12, 1996, incorporated by reference to Exhibit No. 6 to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed via EDGAR on August 31, 1995 (File No. 2-73900).



       (ii) Amendment to Distribution Agreement, Incorporated by reference to Exhibit No. 6(b) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on August 29, 1996 (File No. 2-73900).



       (iii) Distribution Agreement between the Registrant and Prudential Investment Management Services LLC incorporated by reference to Exhibit 6(c) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on September 1, 1998 (File No. 2-73900).



       (iv) Form of Dealer Agreement, incorporated by reference to Exhibit 6(d) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on September 1, 1998 (File No. 2-73900).



  (f). Not applicable.



  (g). Custody Agreement between the Registrant and State Street Bank and Trust Co., incorporated by reference to Exhibit No. 8 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed via EDGAR on August 27, 1997 (File No. 2-73900).



  (h). Administration Agreement between the Registrant and Prudential Mutual Fund Management, Inc. incorporated by reference to Exhibit No. 9 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed via EDGAR on August 27, 1997 (File No. 2-73900).



       (j). Consent of Independent Accountants.*



  (k). Not applicable.



  (l). Not applicable.



  (m). (i) Restated Distribution and Service Plan pursuant to Rule 12b-1, incorporated by reference to Exhibit No. 15 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A (File No. 2-73900) filed via EDGAR on August 30, 1993.



       (ii) Amended and Restated Distribution and Service Plan, incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on September 1, 1998 (File No. 2-73900).



  (n). Not applicable.



  (o). Not applicable.

------------------------

*Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
  None.
ITEM 25. INDEMNIFICATION.
  As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Article V of the Fund's Declaration of Trust (Exhibit (a) to the Registration Statement) with respect to trustees, officers, employees and agents thereof and Article VII of the Fund's By-Laws (Exhibit (b) to the Registration Statement), trustees, officers, employees and agents of the Fund may be indemnified against certain liabilities in connection with the Trust. As permitted by Section 17(i) of the 1940 Act, pursuant to
Section 10 of the Distribution Agreement (Exhibit (e)(iii) to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties. Such Article V of the Declaration of Trust, Article VII of the By-Laws and Section 10 of the Distribution Agreement are hereby incorporated by reference in their entirety.
    Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.
    The Registrant intends to purchase an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.
    Section 9 of the Management Agreement (Exhibit (d)(i) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit (d)(ii) to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC (PIFM) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

    The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust, By-Laws and Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect and is consistently applied.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.
    (a) Prudential Investments Fund Management LLC (PIFM)

    See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Post-Effective Amendment to the Registration Statement and "Investment Advisory and Other Services--Investment Advisers" in the Statement of Additional Information constituting Part B of this Post-Effective Amendment to the Registration Statement.

    The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

    The business and other connections of PIFM's directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.


NAME AND ADDRESS           POSITION WITH PIFM       PRINCIPAL OCCUPATIONS
-------------------------  -----------------------  -------------------------------------------------------------------
Robert F. Gunia            Executive Vice           Executive Vice President and Chief Administrative Officer, PIFM;
                           President and Chief       Vice President, Prudential; President, Prudential Investment
                           Administrative Officer    Management Services LLC (PIMS)
David R. Odenath, Jr.      Officer in Charge,       Officer in Charge, President, Chief Executive Officer and Chief
                           President, Chief          Operating Officer, PIFM; Senior Vice President, The Prudential
                           Executive Officer and     Insurance Company of America (Prudential)
                           Chief Operating Officer
William V. Healey          Executive Vice           Executive Vice President, Chief Legal Officer and Secretary, PIFM;
                           President, Chief Legal    Vice President and Associate General Counsel, Prudential;
                           Officer and Secretary     Executive Vice President, Chief Legal Officer and Secretary,
                                                     Prudential Mutual Fund Services LLC, Senior Vice President, Chief
                                                     Legal Officer and Secretary, PIMS
Brian W. Henderson         Executive Vice           Executive Vice President, PIFM; Senior Vice President and Chief
                           President                 Operating Officer, PIMS
Stephen Pelletier          Executive Vice           Executive Vice President, PIFM
                           President
Judy A. Rice               Executive Vice           Executive Vice President, PIFM
                           President
Lynn M. Waldvogel          Executive Vice           Executive Vice President, PIFM
                           President


    (b) The Prudential Investment Corporation (PIC)
    See "How the Fund is Managed" in the Prospectus constituting Part A of this Post-Effective Amendment to the Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Post-Effective Amendment to the Registration Statement.
    The business and other connections of PIC's directors and executive officers are as set forth below. The address of each person is Prudential Plaza, Newark, New Jersey 07102-4077.


NAME AND ADDRESS           POSITION WITH PIC        PRINCIPAL OCCUPATIONS
-------------------------  -----------------------  -------------------------------------------------------------------
Jeffrey Hiller             Chief Compliance         Chief Compliance Officer, Prudential Global Asset Management
                           Officer
John R. Strangfeld         Chairman of the Board,   President of Prudential Global Asset Management Group; Senior Vice
                           President and Chief       President of Prudential
                           Executive Officer and
                           Director
Bernard Winograd           Senior Vice President    Chief Executive Officer, Prudential Real Estate Investors; Senior
                           and Director              Vice President and Director, PIC


ITEM 27. PRINCIPAL UNDERWRITER.

  (a) Prudential Investment Management Services LLC is distributor for Prudential Government Securities Trust, The Target Portfolio Trust, Cash
Accumulation Trust, Command Government Fund, Command Money Fund, Command Tax-Free Fund, Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Developing Markets Fund, Prudential Distressed Securities Fund, Inc., Prudential Diversified Bond Fund, Inc., Prudential Diversified Funds, Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., The Global Total Return Fund, Inc., Prudential High Yield Fund, Inc., Prudential Index Series Fund, Prudential MoneyMart Assets Inc., Prudential Natural Resources Fund, Inc., Prudential Government Income Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential

International Bond Fund, Inc., Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., The Prudential Investment Portfolios, Inc., Prudential Mid-Cap Value Fund, Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Small-Cap Quantum Fund, Inc., Prudential Small Company Value Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Equity Fund, Prudential 20/20 Focus Fund, and Prudential World Fund, Inc.

  (b) Information concerning the Directors and officers of Prudential Investment Management Services LLC is set forth below:


                                                                     POSITIONS AND
                                  POSITIONS AND OFFICES               OFFICES WITH
NAME(1)                             WITH UNDERWRITER                   REGISTRANT
----------------------  -----------------------------------------  ------------------
Margaret Deverell.....  Vice President and Chief Financial                None
                        Officer
Kevin Frawley.........  Senior Vice President and Chief                   None
                        Compliance Officer
Robert F. Gunia.......  President                                    Vice President
                                                                      and Director
William V. Healey.....  Senior Vice President, Secretary and              None
                        Chief Legal Officer
Brian Henderson.......  Senior Vice President and Chief Operating         None
                        Officer
John R. Strangfeld,     Executive Vice President                     President and
Jr....................                                                  Director


       (1) The address of each named is 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102-4077, unless otherwise indicated.

  (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

  All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts, The Prudential Investment Corporation, Prudential Plaza, 751 Broad Street, Newark, New Jersey, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey. Documents required by Rules 31a-1(b)(4), (5), (6), (7), (9), (10) and (11) and 31a-1(d) and (f) will be kept at Gateway Center Three, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.

ITEM 29. MANAGEMENT SERVICES.

  Other than as set forth under the captions "How the Fund is Managed--Manager" and "How the Fund is Managed--Distributor" in the Prospectus and the caption "Investment Advisory and Other Services" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 30. UNDERTAKINGS.

  None.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 1st day of October, 1999.


                       COMMAND TAX-FREE FUND

                       By:  /s/ John R. Strangfeld
                       -----------------------------------------------
                       JOHN R. STRANGFELD, PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                  SIGNATURE                                   TITLE                         DATE
---------------------------------------------  -----------------------------------    -----------------
/s/ Edward D. Beach                            Trustee                                  October 1, 1999
------------------------------------
  EDWARD D. BEACH

/s/ Delayne D. Gold                            Trustee                                  October 1, 1999
------------------------------------
  DELAYNE D. GOLD

/s/ Robert F. Gunia                            Trustee                                  October 1, 1999
------------------------------------
  ROBERT F. GUNIA

/s/ Robert E. LaBlanc                          Trustee                                  October 1, 1999
------------------------------------
  ROBERT E. LABLANC

/s/ David R. Odenath                           Trustee                                  October 1, 1999
------------------------------------
  DAVID R. ODENATH

/s/ Robin B. Smith                             Trustee                                  October 1, 1999
------------------------------------
  ROBIN B. SMITH

/s/ Langdon R. Stevenson                       Trustee                                  October 1, 1999
------------------------------------
  LANGDON R. STEVENSON

/s/ Stephen D. Stoneburn                       Trustee                                  October 1, 1999
------------------------------------
  STEPHEN D. STONEBURN

/s/ John R. Strangfeld                         Trustee and President                    October 1, 1999
------------------------------------
  JOHN R. STRANGFELD

/s/ Nancy H. Teeters                           Trustee                                  October 1, 1999
------------------------------------
  NANCY H. TEETERS

/s/ Grace C. Torres                            Treasurer and Principal Financial        October 1, 1999
------------------------------------           and Accounting Officer
  GRACE C. TORRES

                                 EXHIBIT INDEX


       (a).Amended and Restated Declaration of Trust, incorporated by reference to Exhibit No. 1 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed via EDGAR on August 27, 1997 (File No. 2-73902).



       (b).By-Laws, as amended, incorporated by reference to Exhibit No. 2 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed via EDGAR on August 27, 1997 (File No. 2-73902).



       (d).(i) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc., incorporated by reference to Exhibit No. 5(a) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed via EDGAR on August 27, 1997 (File No. 2-73902).



           (ii) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation incorporated by reference to Exhibit No. 5(b) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed via EDGAR on August 27, 1997 (File No. 2-73902).



       (e).(i) Distribution Agreement between the Registrant and Prudential Mutual Fund Distributors, Inc. amended and restated as of April 12, 1995, incorporated by reference to Exhibit No. 6 to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed via EDGAR on August 31, 1995 (File No. 2-73902).



           (ii) Amendment to Distribution Agreement, incorporated by reference to Exhibit No. 6(b) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on August 29, 1996. (File No. 2-73902).



           (iii) Distribution Agreement between the Registrant and Prudential Investment Management Services LLC, incorporated by reference to
           Exhibit 6(c) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on September 1, 1998 (File No. 2-73902).



           (iv) Form of Dealer Agreement, incorporated by reference to Exhibit 6(d) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on September 1, 1998 (File No. 2-73902).



       (f).Not applicable.



       (g).Custody Agreement between the Registrant and State Street Bank and Trust Co., incorporated by reference to Exhibit No. 8 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed via EDGAR on August 27, 1997 (File No. 2-73902).



       (h).Administration Agreement between the Registrant and Prudential Mutual Fund Management, Inc., incorporated by reference to Exhibit No. 9 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed via EDGAR on August 27, 1997 (File No. 2-73902).



       (j).Consent of Independent Accountants.*



       (k).Not applicable.



       (l).Not applicable.



       (m).(i) Restated Distribution and Service Plan pursuant to Rule 12b-1, incorporated by reference to Exhibit No. 15 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A (File No. 2-73902) filed via EDGAR on August 30, 1993.



           (ii) Amended and Restated Distribution and Service Plan, incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on September 1, 1998 (File No. 2-73902).



       (n).Not applicable.



       (o).Not applicable.

------------------------

*Filed herewith.